UNITED STATES OF AMERICA
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Vista Outdoor Inc.
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VISTA OUTDOOR

Proxy Statement

2020
ANNUAL MEETING OF STOCKHOLDERS

vistaoutdoor.com

VISTA OUTDOOR INC.
1 Vista Way
Anoka, MN 55303
June 19, 2020
Dear Stockholder:
You are invited to attend the Annual Meeting of Stockholders of Vista Outdoor Inc. (the "Annual Meeting"), which will be held at 9:00 a.m. Central Daylight Time on Tuesday, August 4, 2020, via a live audio webcast on the Internet. You may attend the Annual Meeting, vote your shares online and submit any questions during the meeting by visiting www.virtualshareholdermeeting.com/VSTO2020.
The Notice of Annual Meeting and Proxy Statement accompanying this letter describe the business to be conducted at the Annual Meeting. We have elected to take advantage of the "notice and access" rules of the Securities and Exchange Commission to furnish most of our stockholders with proxy materials over the Internet. These rules allow us to provide you with a Notice of Internet Availability of Proxy Materials ("Notice"), which includes the information you will need to access our proxy materials online, while reducing our printing and delivery costs.
        Your vote on the proposals to be considered at the Annual Meeting is important. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet, as well as by telephone or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction card.
       To attend the Annual Meeting online, you will need the 16-digit control number included in the Notice, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold your shares in "street name."

Sincerely,

Christopher T. Metz Chief Executive Officer

Michael Callahan Chairman

IMPORTANT NOTICE ABOUT VIRTUAL ANNUAL MEETING

Date and Time:	Tuesday, August 4, 2020, at 9:00 a.m. Central Daylight Time
Access:
The Company will not hold an in-person Annual Meeting of Stockholders in 2020. Due to concerns related to COVID-19 and to protect the health and well-being of the Company’s stockholders, employees and directors, the Annual Meeting will be held virtually on the Internet via a live audio webcast only. Stockholders who wish to attend the virtual Annual Meeting on August 4, 2020 may access the meeting via the following link:

                                      www.virtualshareholdermeeting.com/VSTO2020

Stockholders accessing the link will then be prompted to enter the 16-digit control number included in their Notice of Internet Availability of Proxy Materials, on their proxy card (for those who have requested printed proxy materials), or in the instructions provided by their bank, broker or other financial intermediary (for those who hold their shares in "street name"). Once admitted to the Annual Meeting, stockholders will be able to vote their shares electronically and submit any questions during the meeting.

Items of Business:
• Elect Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter as directors of Vista Outdoor Inc. for a term of one year.
• Approve, on a non-binding advisory basis, the compensation of Vista Outdoor Inc.'s named executive officers, as disclosed in the accompanying proxy statement.
• Ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021.
• Vote on the approval of the 2020 Stock Incentive Plan.
• Transact any other business that may be properly brought before the meeting or any postponement or adjournment of the meeting.

Record Date:	June 11, 2020
Voting by Proxy:
It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the virtual Annual Meeting, we encourage you to read the accompanying proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials you received in the mail, the section entitled "FAQs About the Meeting and Voting" beginning on page 5 of the accompanying proxy statement or, if you requested to receive printed proxy materials, your enclosed proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By Order of the Board of Directors,

Dylan S. Ramsey Corporate Secretary
June 19, 2020

i

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This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider, so please read the entire Proxy Statement carefully before voting.

Voting matters and recommendations:

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The election of Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter as directors of Vista Outdoor Inc. for a term of one year.
The approval, on a non-binding advisory basis, of the fiscal year 2020 compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.
The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021.
The approval of the 2020 Stock Incentive Plan to replace our Amended and Restated 2014 Stock Incentive Plan and increase the number of shares available for equity awards by 1,600,000 shares.
Information regarding the proposal can be found on page 63	Information regarding the proposal can be found on page 64	Information regarding the proposal can be found on page 65	Information regarding the proposal can be found beginning on page 66
Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR	Board of Directors' Recommendation: FOR

Governance Highlights:
Vista Outdoor believes that a commitment to effective and transparent corporate governance is critical to establishing trust and credibility with investors. This commitment serves as a framework for principled leadership, responsible decision-making, monitoring of financial performance and compliance with legal requirements. Specific corporate governance practices include:

▪	100% independent Board committees

▪	9 of our 10 directors are independent (all directors other than our Chief Executive Officer)

▪	Commitment to diversity and bringing fresh perspectives and expertise to the Board, having added 3 new directors in the last two years

▪	Independent Chairman of the Board

▪	Annual board and committee self-assessment and periodic external independent evaluations

▪	Regular executive sessions, where independent directors meet without management present

▪	Transitioning to annual election of all directors beginning with the 2021 Annual Meeting of Stockholders

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Board of Directors:

Name	Age	Director Since	Independent	Primary Occupation	Committee Membership
Michael Callahan	70	2015	Yes	Retired Consumer Products Executive	NGC, MDCC
Christopher T. Metz	55	2017	No	Chief Executive Officer of Vista Outdoor, Inc.
April H. Foley (1)	72	2015	Yes	Former Ambassador, serves on multiple advisory councils and private entity Boards	NGC, MDCC
Mark A. Gottfredson	63	2015	Yes	Head of Automotive practice in the Americas for Bain	NGC, AC
Tig H. Krekel	66	2015	Yes	Chairman of Hudson Group	NGC, AC
Gary L. McArthur	60	2015	Yes	Retired Financial Executive	AC, MDCC
Frances P. Philip	62	2020	Yes	Retired Business Executive	NGC, MDCC
Michael D. Robinson	54	2018	Yes	Retired e-Commerce Executive	NGC, MDCC
Robert M. Tarola	70	2015	Yes	President of Right Advisory LLC	AC, MDCC
Lynn M. Utter	57	2020	Yes	Chief Talent Officer Atlas Holdings Inc.	AC, MDCC
NGC = Nominating and Governance Committee; AC = Audit Committee; MDCC = Management Development and Compensation Committee
(1) Ambassador Foley, who is retiring, will not stand for re-election as a director at the Annual Meeting.
Commitment to Continuous Shareholder Engagement Drives Alignment Between Performance and Executive Compensation:
Vista Outdoor and the Management Development and Compensation Committee ("MDCC") of its Board of Directors believe that compensation paid to our executive officers should: 1) be performance based, 2) align executive and stockholder interests, and 3) attract and retain quality talent.
At our 2019 annual meeting of stockholders, a majority of our stockholders did not support our non-binding proposal to approve the compensation paid to our named executive officers for fiscal year 2019. Prior to our 2019 annual meeting and in the period following our 2019 say on pay vote, we conducted substantial stockholder outreach to better understand the concerns of our stockholders regarding our executive compensation program. This outreach included direct engagement with significant stockholders by Vista Outdoor executives and the MDCC, as well as a broad investor perception survey conducted in July of 2019 with assistance from an outside consultant.
Though the specific concerns cited by our stockholders varied widely, the MDCC concluded, on the basis of this feedback and our disappointing say on pay vote, that significant changes were needed to our executive compensation program to better align pay and performance and executive and stockholder interests. This alignment is critical to achieving the goals of the Company's multi-year strategic transformation, which began with the hiring of our Chief Executive Officer, Christopher T. Metz, in October of 2017.
During fiscal year 2020, after an extensive search, the MDCC selected FW Cook as its new independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultancy, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback received in connection with our 2019 say on pay vote and evaluate potential changes to the Company's executive compensation program in response to the COVID-19 pandemic.

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The MDCC has made material changes to the Company's executive compensation program for fiscal years 2020 and 2021 in response to stockholder feedback. The MDCC believes that these changes, outlined below and described in more detail in this proxy statement, have resulted in an executive compensation program that more closely aligns executive officer compensation with the Company's financial and operational performance.
Changes Impacting Fiscal Year 2020 Compensation
The MDCC and the Company implemented the following measures that were given effect for the Company's fiscal year 2020 executive compensation program:

•
Performance-based Annual Incentives with Meaningful Targets: For fiscal year 2020, each of Vista Outdoor's named executive officers participated in either our corporate performance-based annual cash incentive plan, with payouts determined based on the Company's earnings before interest and taxes ("EBIT") and free cash flow, each adjusted to exclude the results of our divested Firearms business, as well as the impact of certain other items approved by the MDCC, or our Ammunition business unit performance-based annual cash incentive plan, with payouts determined based on the business unit's earnings before interest and taxes ("Ammunition EBIT") and days inventory outstanding ("Ammunition DIO"). None of the Company's executive officers were entitled to any minimum or guaranteed annual incentive for fiscal year 2020. The MDCC established fiscal year 2020 targets for EBIT, free cash flow, Ammunition EBIT and Ammunition DIO that it believes created powerful incentives for management to significantly improve the Company financial performance. Of the two targets for each plan, the MDCC weighted EBIT and Ammunition EBIT more heavily, at 70% of the total payout opportunity, because the MDCC views EBIT improvement as the key indicator of success for the Company's multi-year strategic transformation plan. The fiscal year 2020 corporate EBIT target established by the MDCC represented a 38% increase over the Company's fiscal year 2019 corporate adjusted EBIT (excluding the results of our divested Eyewear and Firearms businesses). The MDCC believes that the incentives created by the fiscal year 2020 annual cash incentive plans had the desired effect, as Vista Outdoor delivered EBIT and free cash flow that exceeded the targets set by the MDCC.

•
Annual Incentive Program Payouts Capped at 200% of Target: For fiscal year 2020, the MDCC reduced the payout level for our executive officers at maximum achievement from 250% to 200% under our annual incentive plans. The MDCC believes that this change better aligns the terms of our annual incentive plans with similar plans in place at our peer companies, and benefits Vista Outdoor stockholders by lowering the portion of Company profits shared with executives via cash bonus payouts when achievement is above target.

•
Majority of Long-term Incentive Program Equity Grants in Performance Share Units: For the Company's fiscal year 2020 executive compensation program, the MDCC shifted a significant portion of annual long-term incentive (“LTI”) awards for named executive officers to performance awards, in the form of performance share units ("PSUs"). For fiscal year 2020 grants, 55% of the total value of the LTI awards granted to executive officers were made in the form of PSUs and stock options were reduced to 15% of the total value of such awards, as compared to fiscal year 2019 LTI awards, which were comprised of 30% PSUs, 30% time-based restricted stock units and 40% stock options.

Changes Impacting Fiscal Year 2021 Compensation
In addition to the steps taken by the MDCC in setting fiscal year 2020 compensation, following the say on pay vote at our 2019 annual meeting, with assistance from FW Cook, the MDCC undertook a broad re-evaluation and refresh of the Company's executive compensation program and structures to better align pay and performance. As a result of this effort, the MDCC implemented the following significant changes in the Company's fiscal year 2021 executive compensation program, among others:

•
Fiscal Year 2021 Annual Incentive Plan Structure Designed to Maintain Pay and Performance Alignment in the Face of an Uncertain Operating Environment: In May 2020, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2021. In light of the challenging and uncertain business environment facing the Company in fiscal year 2021 as a result of the COVID-19 pandemic, the MDCC considered whether half-year or quarterly performance goals might be more appropriate than annual performance goals given the difficulty of forecasting Company performance in this uncertain environment. However, balanced against that difficulty was the MDCC's belief that annual goals are more effective at aligning incentives and driving performance toward the financial and other goals of the Company's strategic transformation plan. In light of this consideration and the importance of achieving the goals of the Company's strategic transformation plan, the MDCC decided to set annual performance targets based on the Company's current expectations for EBIT and free cash

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flow for fiscal year 2021. The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2021, but the MDCC adopted a lower threshold level of performance to encourage management engagement and retention in a difficult business environment. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.

•
Long-term Incentive Program Equity Grants Even More Heavily Weighted Toward Performance Share Units: For the Company's fiscal year 2021 executive compensation program, the MDCC shifted an even greater portion of the total value of our executive officer annual LTI awards to PSUs. For fiscal year 2021 grants, 60% of the total value of our LTI awards to named executive officers were made in the form of PSUs, 40% was in the form of time-based restricted stock units and we eliminated stock options for named executive officers.

•
Additional Improvements to Long-term Incentive Program: For the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT as a target, replacing it with targets based on net sales growth and EPS growth, weighted equally. The MDCC believes that this change better aligns the terms of the fiscal year 2021-2023 PSU awards with the Company's strategic organic growth targets and removes the potential for Company executives to earn compensation for the same EBIT achievement under both the annual and long-term incentive plans. Furthermore, the Company's fiscal year 2021-2023 PSU awards use relative total stockholder return (rTSR) as a modifier that will result in an increased payout only if rTSR over the performance period is at or above the 75th percentile, and only if the Company's absolute TSR is positive over the performance period. The rTSR modifier will also result in a downward adjustment to payouts if the Company's rTSR over the performance period is below the 25th percentile.

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June 19, 2020

The Board of Directors of Vista Outdoor Inc. ("Vista Outdoor" or the "Company") is soliciting proxies to be used at the virtual Annual Meeting of Stockholders to be held, on Tuesday, August 4, 2020 (the "Annual Meeting"), and at any postponement or adjournment of the Annual Meeting. The Notice of Internet Availability of Proxy Materials was first mailed to stockholders and the proxy materials were first made available to stockholders on or about June 19, 2020.
VIRTUAL MEETING INFORMATION
The Company will not hold a physical, in-person Annual Meeting of Stockholders in 2020. Instead, due to concerns related to COVID-19 and to protect the health and well-being of the Company’s stockholders, employees and directors, the Annual Meeting will be held virtually on the Internet via a live audio webcast only.
It is not necessary to attend the virtual Annual Meeting to vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares in advance of the meeting in order to make certain that you are represented at the meeting. You may vote over the Internet or by telephone or, if you requested to receive printed proxy materials, by mailing a proxy card or voting instruction card, as applicable.
FAQs ABOUT THE MEETING AND VOTING

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a printed copy of the proxy materials?

In accordance with rules adopted by the Securities and Exchange Commission, we may furnish proxy materials to our stockholders by providing access to these documents on the Internet instead of mailing printed copies. You will not receive printed copies of the materials unless you request them. Instead, we mailed you the Notice of Internet Availability of Proxy Materials (unless you have previously consented to electronic delivery or already requested to receive paper copies), which instructs you as to how you may access, review all of the proxy materials, and submit your proxy on the Internet. If you would like to receive a paper copy or email copy of the proxy materials, please follow the instructions provided in the Notice of Internet Availability of Proxy Materials.
What proposals will be voted on at the Annual Meeting?

There are four matters on which a vote is scheduled at the Annual Meeting.
Proposal 1 - Elect Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter as directors of Vista Outdoor Inc. for a term of one year.
Proposal 2 - The approval, on a non-binding advisory basis, of the fiscal year 2020 compensation of Vista Outdoor's named executive officers, as disclosed in this proxy statement.

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Proposal 3 - The ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021.
Proposal 4 - The approval of the 2020 Stock Incentive Plan to replace our Amended and Restated 2014 Stock Incentive Plan and increase the number of shares available for equity awards by 1,600,000 shares.

What are the Board of Directors’ voting recommendations?

FOR	FOR	FOR	FOR
• Election of Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter as directors of Vista Outdoor for a term of one year (Proposal 1).
• Approval, on a non-binding advisory basis, of the fiscal year 2020 compensation of Vista Outdoor’s named executive officers, as disclosed in this proxy statement (Proposal 2).
• Ratification of the Audit Committee's appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021 (Proposal 3).

• Approval of the 2020 Stock Incentive Plan to replace our Amended and Restated 2014 Stock Incentive Plan and increase the number of shares available for equity awards by 1,600,000 shares (Proposal 4).

Who is entitled to vote at the Annual Meeting?
All stockholders of record at the close of business on June 11, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting.

What is the quorum requirement for the Annual Meeting?
To conduct business at the Annual Meeting, a quorum must be present. A quorum will be present if the holders of a majority of the outstanding shares of our common stock entitled to vote as of the Record Date are present or represented by proxy at the Annual Meeting. On the Record Date, there were 58,063,985 shares of Vista Outdoor common stock outstanding and entitled to vote. This does not include 5,900,454 shares that were held in our treasury and cannot be voted. Each share is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date.

How can I attend the virtual Annual Meeting and vote my shares online at the Annual Meeting?
Stockholders of record, as of the Record Date can attend the virtual Annual Meeting by accessing the meeting center at http://www.virtualshareholdermeeting.com/VSTO2020 and entering the 16-digit control number on their Notice of Internet Availability of Proxy Materials or proxy card (for those who requested printed proxy materials). Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.virtualshareholdermeeting.com/VSTO2020.

Beneficial Stockholders as of the Record Date (i.e., stockholders who hold shares in "street name" through an intermediary, such as a bank or broker), who wish to attend the Annual Meeting may attend using the 16-digit control number found on the notice and instructions received from their bank, broker or other financial intermediary.

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Once admitted to the Annual Meeting, you will be able to vote your shares electronically and submit any questions during the meeting.

Even if you plan to attend the Annual Meeting online, we recommend that you also submit your proxy or voting instructions as described below in advance of the meeting so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the virtual Annual Meeting?
If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet - You may vote online at www.proxyvote.com by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Voting on the Internet has the same effect as voting by mail. If you vote on the Internet, you do not need to return a proxy card by mail. Internet voting will be available until 11:59 P.M. Eastern Time (ET) on August 3, 2020.

By Telephone - You may vote by telephone by dialing (800) 690-6903. Voting by telephone has the same effect as voting by mail. If you vote by telephone, you do not need to return a proxy card by mail. Telephone voting will be available until 11:59 p.m. Eastern Time (ET) on August 3, 2020.

By Mail - The Notice of Internet Availability of Proxy Materials includes instructions on how to request the proxy materials (including a proxy card) in printed form by mail or electronically by email. Once you receive a paper proxy card, you may vote your shares by signing and dating each proxy card that you receive and returning it in the prepaid envelope by August 2, 2020. Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney-in-fact, executor, administrator, guardian, trustee or the officer or agent of a corporation or partnership), please indicate your name and your title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign, not the minor. If the stock is held in joint ownership, one owner may sign on behalf of all owners.

If you are the beneficial owner of shares held in street name, you may instruct your bank, broker or other financial intermediary to vote your shares by following the instructions provided by your bank, broker or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.

May I change or revoke my vote?
Yes. You may change or revoke your vote at any time before your proxy is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote by:

▪	Voting over the Internet or by telephone at any time prior to 11:59 p.m. Eastern Daylight Time on August 3, 2020;

▪	Signing and delivering to our Corporate Secretary a written request to revoke your proxy vote prior to the Annual Meeting;

▪	Signing and mailing a new, properly completed proxy card with a later date than your original proxy card prior to the Annual Meeting; or

▪
Attending the virtual Annual Meeting and voting your shares online at the Annual Meeting. Your attendance at the virtual Annual Meeting will not automatically revoke your proxy unless you properly vote your shares online at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you must instruct the bank, broker or other financial intermediary that holds your shares of record of your desire to change or revoke your voting instructions.

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How are shares voted?
Your shares will be voted as you instruct, assuming that you have properly voted over the Internet or by telephone or that your properly signed proxy card or voting instruction card is received in time to be voted at the Annual Meeting.
If you are a stockholder of record and you properly submit your proxy with no voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendation on each of the proposals. See "What are the Board of Directors’ voting recommendations?" above for more information.
If you are the beneficial owner of shares held in street name and you have not provided voting instructions to the bank, broker or other financial intermediary who holds your shares, such intermediary will not have discretionary authority to vote your shares in the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), or the approval of the 2020 Stock Incentive Plan (Proposal 4), resulting in a "broker-non-vote" with respect to each of these matters. However, most intermediaries will have the authority to exercise discretion to vote your shares with respect to the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2021 (Proposal 3). See "What is a broker non-vote?" for more information.

What vote is required to approve the proposals?

Proposal 1	Proposal 2	Proposal 3	Proposal 4
The six director nominees, Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter, will each be elected as a director of Vista Outdoor if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee. Cumulative voting for the election of directors is not permitted.

The fiscal year 2020 compensation of our named executive officers, as disclosed in this proxy statement, will be approved on a non-binding, advisory basis if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

The ratification of the Audit Committee's selection of Deloitte & Touche LLP as our independent auditors for fiscal year ending March 31, 2021, will be approved if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

The approval of the 2020 Stock Incentive Plan to replace our Amended and Restated 2014 Stock Incentive Plan and increase the number of shares available for equity awards by 1,600,000 shares, will be approved if a majority of the votes present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are voted in favor of the proposal.

Because Proposal 2 is an advisory vote, it is non-binding on our Board of Directors. However, the Board of Directors and the MDCC value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this proxy statement, they will consider our stockholders’ concerns and evaluate what actions, if any, may be appropriate to address those concerns. As described in this proxy statement, the Company took material action with respect to its pay practices for fiscal years 2020 and 2021 based, in part, on the feedback it received from stockholders in connection with the 2019 say on pay vote and subsequent stockholder outreach led by the Chairman of the MDCC.

What happens if I abstain from voting?
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum.
With respect to the election of directors (Proposal 1), the proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers, as described in this proxy statement (Proposal 2), the proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending March 31, 2021 (Proposal 3), and the approval of the 2020 Stock Incentive Plan (Proposal 4), abstentions will not be counted as votes cast and, therefore, they will have no effect on the outcome of this proposal.

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What is a broker non-vote?
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2021 (Proposal 3). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement (Proposal 2), and the approval of the 2020 Stock Incentive Plan (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposal 1, Proposal 2 or Proposal 4.

Who will tabulate the votes at the Annual Meeting?
The Carideo Group, Inc., an investor-relations counseling firm, will provide inspectors of election to tabulate the votes cast before and at the Annual Meeting.

Will I have dissenters’ rights?
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation or our Bylaws to any stockholder with respect to any of the matters proposed to be voted on at the Annual Meeting.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy or voting instruction card?
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote once for each Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card you receive.

Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results during the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

How will the solicitation of proxies be handled?

▪
Proxies are being solicited primarily by Internet and mail, but proxies may also be solicited personally, by telephone, facsimile and similar means. Our directors, officers and other employees may help with the solicitation without additional compensation.

▪	We will reimburse brokers, banks and other custodians and nominees for their reasonable expenses in forwarding proxy solicitation materials to the owners of the shares they hold.

▪	We will pay all other expenses of preparing, printing, and mailing or distributing the proxy solicitation materials.

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What other business may be brought up during the Annual Meeting?

▪
Our Board of Directors does not intend to present any other matters for a vote during the Annual Meeting. No other stockholder has given the timely notice required by our Bylaws in order to present a proposal at the Annual Meeting. Similarly, no additional candidates for election as a director can be nominated at the Annual Meeting because no stockholder has given the timely notice required by our Bylaws in order to nominate a candidate for election as a director at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the persons named as proxy on the proxy card will vote on the matter using their best judgment.

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Information regarding the requirements for submitting a stockholder proposal for consideration at next year's annual meeting of stockholders, or nominating a candidate for election as a director at next year's annual meeting of stockholders, can be found near the end of this proxy statement under the heading "Future Stockholder Proposals."

How are proxy materials delivered to stockholders who share the same household?
The rules of the Securities and Exchange Commission allow us to deliver a single copy of the annual report and proxy statement to any household at which two or more stockholders reside. We believe this rule benefits everyone. It eliminates duplicate mailings that stockholders living at the same address receive, and it reduces our printing and mailing costs. This rule applies to any annual reports, proxy statements, proxy statements combined with a prospectus and information statements. If your household would like to receive duplicate rather than single mailings in the future, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.
Each stockholder will continue to receive a separate proxy card or Notice of Internet Availability of Proxy Materials. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Since not all brokers and nominees offer stockholders the opportunity to eliminate duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings from your broker to your household.
Your household may have received a single set of proxy materials this year. If you would like to receive another copy of this year's proxy materials, please write to Broadridge Investor Communications Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or call 800-542-1061.

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CORPORATE GOVERNANCE AT VISTA OUTDOOR INC.
Corporate Governance Guidelines
Our Board of Directors and management are committed to effective corporate governance practices. Our Guidelines on Corporate Governance describe the governance principles and procedures by which the Board functions. The Board annually reviews and updates, if necessary, the Guidelines on Corporate Governance and the Board committee charters in response to corporate governance developments, including regulatory changes, and recommendations by directors in connection with Board and committee evaluations.
Our Guidelines on Corporate Governance are available on our website at www.vistaoutdoor.com by selecting Investors and then Corporate Governance.
Code of Business Ethics
The Company's Board of Directors has adopted a written code of business ethics that applies to all directors, officers and employees. Our Code of Business Ethics is available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Code of Business Ethics.
Communications with Directors
Procedures for stockholders, or anyone else, to communicate directly with non-management directors are available on our website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Contact Directors.
Any concerns about the Company's accounting, internal controls or auditing matters will be referred to the Audit Committee of the Board of Directors. Other communications sent to the Board of Directors will first be reviewed by the Company's Corporate Secretary to determine whether, based on the facts and circumstances of the communication, a response on behalf of the Board or an individual director is appropriate. If a response on behalf of the Board or an individual director is appropriate, management may assist the Board or individual director in gathering all relevant information and preparing a response. Communications related to day-to-day operations, job inquiries, business solicitations, advertisements, and similar matters are typically directed to an appropriate member of management for a response. The Corporate Secretary may elect not to refer the following types of communications to the Board:

•	Product inquiries or suggestions,

•	Employee complaints that are neither significant nor material,

•	Routine complaints regarding the Company's products, and

•	Requests for donations.
The Company maintains a record of all stockholder and other external communications to the Board, which the Board reviews at regular meetings. The Company's Vice President, General Counsel & Corporate Secretary provides a periodic summary to the Chair of the Nominating and Governance Committee of stockholder and other external communications sent to the Board.
Director Independence
Under the applicable rules of the New York Stock Exchange, a majority of our Board of Directors must be independent. Our Board of Directors has affirmatively determined that each of the current directors, other than Christopher T. Metz, our Chief Executive Officer, has no material relationship with the Company and is independent. Our Audit Committee, Nominating and Governance Committee, and Management Development and Compensation Committee are each composed solely of independent directors.
Each year our directors complete a questionnaire that is designed to, among other things, provide information to assist the Board in determining whether the director is independent. Any person nominated for election as a director must also complete a questionnaire no later than the date he or she will be recommended for nomination by the Nominating and Governance Committee. Our Nominating and Governance Committee reviews all transactions and relationships disclosed in the director questionnaires. Each year, the Board of Directors makes a formal determination regarding each director's independence.

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In order to qualify as independent, a director must qualify as independent under the applicable rules of the New York Stock Exchange and our Board of Directors must also affirmatively determine, in its business judgment and in consideration of all relevant facts and circumstances, that the director has no relationship with the Company that is material to that director's ability to be independent from management. The Nominating and Governance Committee and the Board reviews all transactions and relationships between the Company and our directors, their immediate family members, and entities with which they are affiliated and determines whether they are made or established in the ordinary course of business and whether the director has a material relationship with the Company.
No family relationship exists among any of the directors or among any of them and any executive officer of Vista Outdoor.
The Vista Outdoor Inc. Board of Directors

Michael Callahan

Mr. Callahan currently serves as the Chairman of the Board of Directors and previously served as our interim Chief Executive Officer from July to October 2017. Mr. Callahan currently serves as the President and Chief Executive Officer of Aspen Partners, a Utah-based consultant to the outdoor sporting industry, since 2008. From 1990 until 2008, Mr. Callahan served in various merchandising, marketing, management and senior executive positions with Cabela’s, Inc., a specialty retailer of hunting, fishing, boating, camping, shooting, and related outdoor recreation merchandise, most recently as Senior Vice President Business Development & International Operations. Prior to joining Cabela’s, Mr. Callahan spent 15 years working in the outdoor recreation industry.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Mr. Callahan has been selected to serve as a director due to his operational, marketing and leadership experience gained through various senior positions in the sporting goods and outdoor industry.

Director of Vista Outdoor since: February 2015
Age: 70

Christopher T. Metz

Mr. Metz has served as a director and our Chief Executive Officer since October 2017. Prior to joining Vista Outdoor, Mr. Metz served as President and Chief Executive Officer of Arctic Cat Inc., a manufacturer of all-terrain vehicles, recreational off-road vehicles and snowmobiles, from December 2014 to March 2017. He served as a Managing Director of Sun Capital Partners, Inc. ("Sun Capital"), a global private equity firm, from 2005 to July 2014. Prior to joining Sun Capital, Mr. Metz worked for Black & Decker, a manufacturer of power tools, accessories, hardware, home improvement products, and technology based fastening systems, for over 13 years, serving in a variety of capacities, including President of its Hardware and Home Improvement Group from 1999 to 2005. Mr. Metz currently serves on the board of Central Garden & Pet Company, a producer and distributor of lawn, garden, and pet supplies.

Other Public Company Boards: Central Garden & Pet Co.
Qualifications:
Mr. Metz has been selected to serve as a director based on his extensive experience and proven leadership, strategic decision making, and business performance.

Director of Vista Outdoor since: October 2017
Age: 55

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April H. Foley

Ambassador Foley served with the U.S. State Department as the Ambassador to Hungary from 2006 to 2009. Before her diplomatic service, she was First Vice President and Vice Chairman, and a member of the Board of Directors, of the Export-Import Bank of the United States from 2003 to 2005. She also served as Director of Business Planning of PepsiCo, Inc., a multinational food, snack, and beverage corporation, from 1981 to 1993, and previously served as a director of Xerium Technologies, Inc.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Ambassador Foley was selected to serve as a director due to her global and government experience through her service as an Ambassador and experience in the analysis of financial performance and business plans.
Ambassador Foley will be retiring and is therefore not standing for reelection at the Annual Meeting.

Director of Vista Outdoor from February 2015 to August 2020
Age: 72

Mark A. Gottfredson

Mr. Gottfredson is a leader in and was the former head of Bain & Company, Inc.’s ("Bain's") performance improvement practice, serving as a business management consultant since 1983. He recently led an engagement for the World Bank related to international trade and has worked with business leaders from many leading international corporations. He served on Bain’s board from 2008 to 2012 and currently serves as the head of the automotive practice in the Americas. He also served as a director and member of the Audit Committee of Emerge Energy Services LP until December 2019.
Board Committees: Audit Committee and the Nominating and Governance Committee (Chairman)
Qualifications:
Mr. Gottfredson has been selected to serve as a director based on his extensive experience and proven ability advising boards and management on strategic decision making and business performance.

Director of Vista Outdoor since: February 2015
Age: 63

Tig H. Krekel

Tig H. Krekel is the Chairman and Founding Partner of Hudson Group, a South Carolina advisory services firm. He was the Vice Chairman and a partner of J.F. Lehman & Company, a New York private-equity investment bank, from 2003 to 2012. Before joining J.F. Lehman, Mr. Krekel served as President and Chief Executive Officer of Hughes Space and Communications and President of Boeing Satellite Systems, the world’s largest manufacturer of commercial and military communications satellites. Mr. Krekel also served as a director on the board of Orbital ATK, Inc., from 2015 to 2018.

Board Committees: Audit Committee and the Nominating and Governance Committee

Qualifications:

Mr. Krekel has been selected to serve as a director due to his leadership, industry and financial experience as the former chief executive officer of several large and complex businesses.  Also, Mr. Krekel has extensive corporate governance experience as chairman, committee chairman and member of numerous public and private boards.

Director of Vista Outdoor since: February 2015
Age: 66

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Gary L. McArthur

Mr. McArthur served as Executive Vice President and Chief Financial Officer of CH2M Hill, an engineering company that provides consulting, design and operations services, from 2014 to 2018. Prior to joining CH2M Hill, he worked more than 15 years for Harris Corporation, an international communications and information technology company serving government and commercial markets, where he most recently served as Senior Vice President and Chief Financial Officer. Mr. McArthur has also been associated with Nextel Communications, Inc., Lehman Brothers, Inc. and Deloitte & Touche LLP and served on the boards of Terion, Inc. and Live TV Co. Ltd. Mr. McArthur is also a Certified Public Accountant and Chartered Global Management Accountant and is currently serving as a board member on the University of Utah David Eccles School of Business Advisory Board.

Board Committees:  Audit Committee (Chairman) and MDCC

Qualifications:

Mr. McArthur has been selected to serve as a director due to his extensive financial, management and complex problem-solving experience.

Director of Vista Outdoor since: February 2015
Age: 60

Frances P. (Fran) Philip

Ms. Philip previously served as Chief Merchandising Officer for L.L. Bean, Inc., a privately held outdoor apparel and equipment retailer based in Freeport, Maine, from 2002 to 2011. Prior to working at L.L. Bean, Ms. Philip served in a variety of roles with other specialty retailers, including The Nature Company, Williams-Sonoma and The Gap. Today she serves on two other public company boards: Vera Bradley, a producer and multi-channel retailer of stylish and highly functional accessories for women; and Coats Group plc., a United Kingdom-based supplier of premium threads to a wide range of industries. She also serves on the boards of Sea Bags, a privately-held manufacturer and retailer of handcrafted tote bags and accessories; and Totes-Isotoner Corporation, a privately-held international umbrella, footwear and cold-weather accessory supplier.

Other Public Company Boards: Vera Bradley Inc. and Coats Group plc.

Board Committees: Nominating and Governance Committee and MDCC

Qualifications:

Ms. Philip has been selected to serve as director due to her extensive experience in product design and development, multi-channel merchandising and the retail and consumer products industry.

Director of Vista Outdoor since: June 2020
Age: 62

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Michael D. Robinson

Mr. Robinson was most recently employed as the Executive Vice President – Customer Experience, Product Management and Digital Revenue at Macy’s Inc. from 2015 to 2018 and was the Senior Vice President – Digital Technology at Macy’s Inc. from 2010 to 2015. Macy’s Inc. is an omni-channel retail organization that operates stores, websites, and mobile applications that sells a range of merchandise, including apparel and accessories for men, women, and children; cosmetics; home furnishings; and other consumer goods. Before joining Macy’s, Mr. Robinson was the Vice President – IT Strategy, Business Planning and Global Corporate Systems Development from 2005 to 2010 at Gap, Inc., an American worldwide clothing and accessories retailer. Prior his employment at Gap, Inc., he was the Associate Partner - Distribution Sector – Retail and Biotech Industries at IBM Business Consulting Services, which is the professional services arm of IBM, from 2001 to 2005. Mr. Robinson also previously held roles at PricewaterhouseCoopers and Johnson & Johnson.
Board Committees: Nominating and Governance Committee and MDCC
Qualifications:
Mr. Robinson has been selected to serve as a director due to his leadership and extensive digital technology and e-commerce knowledge gained from over 20 years of experience at several large and complex businesses.

Director of Vista Outdoor since: December 2018
Age: 54

Robert M. Tarola

Since 2008, Mr. Tarola has served as the president of Right Advisory LLC, a financial consulting firm. Mr. Tarola has served as a director of public mutual funds sponsored by Legg Mason, Inc., since 2004 and was formerly board chair of XBRL International, Inc. and The American Kidney Fund. He is a member of the Board of Visitors for Temple University’s Fox School of Business, and is a past member of the Investor Advisory Group and the Standing Advisory Group of the Public Company Accounting Oversight Board. He served as Chief Financial Officer of W. R. Grace & Co. from 1999 to 2008, MedStar Health, Inc. from 1996 to 1999, The Howard University from 2009 to 2013, Southcoast Health System from 2014 to 2017, Little Company of Mary Healthcare in 2018, and Covenant Health in 2019. Prior to becoming a CFO, Mr. Tarola was a Partner with Price Waterhouse LLP (now PricewaterhouseCoopers). Mr. Tarola is a Certified Public Accountant and Chartered Global Management Accountant. Mr. Tarola is a graduate of the Fox School of Business of Temple University where he was the 2020 recipient of its Lifetime Achievement Award in Accountancy and has been named as one of its Top 100 graduates in its First 100 years.

Board Committees: Audit Committee and MDCC (Chairman)

Other Public Company Boards: Director of 20 mutual funds sponsored by Legg Mason, Inc.

Qualifications:

Mr. Tarola has been selected to serve as director based on his extensive management experience and deep financial expertise.

Director of Vista Outdoor since: February 2015
Age: 70

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Lynn M. Utter

Since 2018, Ms. Utter has served as a principal and the Chief Talent Officer for Atlas Holdings Inc., a private investment and equity firm located in Greenwich, CT, with a portfolio of more than 15 manufacturing and distribution businesses around the world. She currently serves as Chairwoman of the Board of Managers for Atlas portfolio company Merchants Metals and was appointed Director of the Atlas Leadership Academy in 2016. Prior to joining Atlas, Ms. Utter served as Chief Executive Officer and board member for First Source LLC, the largest packager and distributor of candy and specialty foods in the United States, from 2016 to 2018. She previously served as the President and Chief Operating Officer of Knoll Office, a designer and manufacturer of office furniture products, from 2012 to 2015, and President and Chief Operating Officer of Knoll North America 2008 to 2012. She also previously held several executive positions at the Coors Brewing Company from 1997 to 2007, including chief strategy officer. She currently serves as an independent director on the boards of WESCO International, Inc., a Pittsburgh-based industrial distribution company, and Lincoln National Corporation, a holding company that operates multiple insurance and retirement businesses under the marketing name Lincoln Financial Group.

Other Public Company Boards: WESCO International Inc. and Lincoln National Corporation
Board Committees: Audit Committee and MDCC
Qualifications:
Ms. Utter has been selected to serve as director due to her deep operational and talent management expertise.

Director of Vista Outdoor since: June 2020
Age: 57
Organization of the Board of Directors
Declassification of the Board of Directors
At the annual meeting of stockholders in 2018, the stockholders of the Company approved a proposal to amend the Company’s certificate of incorporation to declassify the Board of Directors over a three-year period, provide for the annual election of all directors beginning at the 2021 annual meeting of stockholders, and make certain conforming and technical changes to the Company’s Certificate of Incorporation. The certificate of incorporation, as amended, provides that following our annual meeting of stockholders in 2018, directors for each class will be elected at the annual meeting of stockholders held in the year in which the term for that class expires and will thereafter serve a one-year term until the next annual meeting of stockholders. Accordingly, the Company's Board of Directors is currently divided into the following classes whose terms will expire as described below:

	Class	Term Expiration
Michael Callahan	I	2021
Robert M. Tarola	I	2021
April H. Foley	None	2020
Tig H. Krekel	None	2020
Gary L. McArthur	III	2020
Mark A. Gottfredson	III	2020
Christopher T. Metz	III	2020
Michael D. Robinson	None	2020
Frances P. Philip	None	2020
Lynn M. Utter	None	2020
Each of our directors, other than Messrs. Callahan and Tarola, our Class I directors, whose terms will not expire until our 2021 annual meeting of stockholders, and Ambassador Foley, who is retiring, have been nominated by the Board of Directors for election at the Annual Meeting, as described below under "Proposal 1 - Election of Directors."

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At any meeting of stockholders for the election of directors at which a quorum is present, a director will be elected if the votes cast in favor of such nominee's election exceed the votes cast against, or withheld with respect to, such nominee; provided, however, that, if the Corporate Secretary of Vista Outdoor receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for directors set forth in the Company's amended and restated bylaws and such nomination has not validly been withdrawn, directors will be elected by a plurality of the votes cast.
Chairman of the Board
The Company's Board of Directors has determined that it is appropriate for the Company to maintain its strong independent leadership through an active and empowered Chairman. The Company's independent directors appointed Mr. Callahan as Chairman on November 9, 2017. As Chairman, Mr. Callahan chairs executive sessions and other meetings of the independent directors and communicates, as appropriate, the results of those sessions or meetings to the Board and the Company's management. The Chairman’s other responsibilities are set forth in the Guidelines on Corporate Governance of Vista Outdoor Inc. that is available on the Company's website at www.vistaoutdoor.com by selecting Investors, then Corporate Governance and then Guidelines.
Meetings of the Board
The Company's Board of Directors holds five regularly scheduled meetings each fiscal year. In the fiscal year ending March 31, 2020 (referred to as “fiscal year 2020”), the Board of Directors held a total of six meetings. The independent directors of the Board meet in executive session at each regularly scheduled Board meeting. As a general practice, Board members are expected to also attend our annual meetings of stockholders. Each of our Board members attended the August 2019 annual meeting of stockholders. Each director attended significantly more than 75% of the meetings of the Board and applicable committees held in fiscal year 2020 (during the period that each director served).
Committees of the Board of Directors
The Board of Directors has established three standing committees, the Audit Committee, the Nominating and Governance Committee, and the Management Development and Compensation Committee (the "MDCC" or "Compensation Committee"), in connection with the discharge of its responsibilities. The Board of Directors has adopted a written charter for each of the Audit Committee, the Nominating and Governance Committee and the MDCC. Each of the committee charters are available on Vista Outdoor's website at www.vistaoutdoor.com, by selecting Investors, then Corporate Governance and then Board Committee Charters.
Audit Committee (AC)

Specifically, the Audit Committee's duties include: appointing, compensating, retaining and overseeing the Company's independent registered public accounting firm; reviewing the scope of the audit to be conducted by such firm, as well as the results of its audit; overseeing the Company's financial reporting activities, including the Company's annual and quarterly reports and the accounting standards and principles followed; overseeing the Company's compliance with its Code of Business Ethics; overseeing the Company's financial reporting process; approving audit and non-audit services provided to the Company by the independent registered public accounting firm; evaluating requests for waivers related to the Code of Business Ethics; overseeing the Company's legal and regulatory compliance; overseeing the Company's disclosure and internal controls; and preparing the report of the Audit Committee required by the rules and regulations of the Securities and Exchange Commission and included in this Proxy Statement. Further, in conjunction with the mandated rotation of the independent registered public accountant’s lead engagement partner, the Audit Committee was involved in the process of selecting a new lead engagement partner for 2019. The Audit Committee is also responsible for oversight of financial risks, including the steps the Company has taken to monitor and mitigate these risks.
All of the Audit Committee members meet the independence and experience requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the Audit Committee charter. The Board has identified Messrs. Tarola and McArthur as audit committee financial experts under the rules of the Securities and Exchange Commission. The Audit Committee holds four regularly scheduled meetings each fiscal year. In fiscal year 2020, the Audit Committee held a total of five meetings. Generally, the Audit Committee meets separately with the independent auditors and the Company's internal auditors at regularly scheduled meetings and periodically meets separately with management.

Management Development and Compensation Committee (MDCC)
The MDCC carries out the responsibilities delegated by the Board of Directors relating to the review and determination of

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executive compensation and approves or recommends, as applicable, compensation and incentive plans and programs. The MDCC also produces an annual report regarding executive compensation that has been included in this Proxy Statement. The MDCC also evaluates the performance of the Chief Executive Officer and other executive officers in light of established Company goals and objectives at least once per year and, based on these evaluations, approves (or makes recommendations to the Board of Directors regarding approval when appropriate) the compensation of the Company's Chief Executive Officer and other executive officers. The MDCC is also responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The MDCC has the authority to retain or obtain the advice of compensation consultants and other advisers and to determine the services to be provided and the fees for such services.
During fiscal year 2020, after an extensive search, the MDCC selected FW Cook as its new independent compensation consultant. The MDCC believes that FW Cook, a nationally known and respected compensation consultancy, brings deep experience and a broad perspective on compensation market trends and best practices that have helped the MDCC address stockholder feedback received in connection with our 2019 say on pay vote and evaluate potential changes to the Company's executive compensation program in response to the COVID-19 pandemic.
The MDCC considers the independence of any compensation consultants and/or other advisers it engages and assesses whether the work of any such compensation consultants or advisors raises any conflicts of interest. In addition, the MDCC devises and executes an executive development and succession plan for the Company.
All of the MDCC members meet the independence requirements of the New York Stock Exchange and the Securities and Exchange Commission and other requirements set forth in the MDCC charter. The MDCC holds four regularly scheduled meetings each fiscal year. In fiscal year 2020, the MDCC held a total of five meetings. Additional information regarding the MDCC's processes and procedures for establishing and overseeing executive compensation is disclosed below under the heading "Executive Compensation—Compensation Discussion and Analysis."

Nominating and Governance Committee
The Company's Nominating and Governance Committee is responsible for considering and reporting periodically to the Board of Directors on matters relating to the identification, selection and qualification of members of the Board of Directors and candidates nominated to the Board of Directors. The Nominating and Governance Committee also advises and makes recommendations to the Board of Directors with respect to corporate governance matters, oversees annual evaluations of the Board of Directors and is responsible for board succession planning. The Nominating and Governance Committee also receives and reviews, in accordance with the Company's amended and restated bylaws, stockholder recommendations for director candidates. The Nominating and Governance Committee periodically reviews the Company's policies related to such recommendations. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, also manages risks associated with the independence of the Board of Directors and potential conflicts of interest.
As part of our Board of Directors' commitment to diversity and bringing fresh perspectives and expertise to its membership, the Nominating and Governance Committee recently led an exhaustive, multi-step new director recruitment process with the support of a nationally-recognized recruiting firm. This effort resulted in the addition of Frances P. Philip and Lynn M. Utter to the Company's Board of Directors in June 2020. Beginning with the August 2020 meetings of the Board, Ms. Philip will join the Nominating and Governance Committee and the MDCC, and Ms. Utter will join the Audit Committee and the MDCC.
All of the Nominating and Governance Committee members meet the independence requirements of the New York Stock Exchange and other requirements set forth in the Nominating and Governance Committee charter. The Nominating and Governance Committee holds two regularly scheduled meetings each fiscal year. In fiscal year 2020, the Nominating and Governance Committee held a total of three meetings.

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The committees of our Board of Directors are comprised entirely of independent Board members. The composition of the committees, as in effect following Ambassador Foley's retirement in August 2020, is listed in the table below with the Chair of each committee designated with a “C.” Beginning with the August 2020 meetings of the Board, Ms. Philip will join the Nominating and Governance Committee and the MDCC, and Ms. Utter will join the Audit Committee and the MDCC.

	Nominating and Governance Committee	Audit Committee	Management Development and Compensation Committee
Michael Callahan	t		t
Mark A. Gottfredson	C	t
Tig H. Krekel	t	t
Gary L. McArthur		C	t
Frances P. Philip	t		t
Michael D. Robinson	t		t
Robert M. Tarola		t	C
Lynn M. Utter		t	t

Annual Director Evaluations
The Nominating and Governance Committee leads an annual self-evaluation of the functioning and effectiveness of the Board, as a whole, each Committee and each director. The centerpiece of this process is the analysis of a comprehensive self-assessment questionnaire completed by each director. The directors' responses to the questionnaire provide a critical evaluation by the directors of the Board’s performance, including an assessment of its agendas, informational needs, composition, processes, dynamics and effectiveness, as well as a director by director evaluation in terms of skill sets and contribution. At the end of the process, opportunities for improvement are identified by the Nominating and Governance Committee and Board.
Periodically, the evaluation process is administered by our outside counsel. Each director completes the questionnaire and provides suggestions and feedback to our outside counsel, who then summarizes the results of the assessment and provides recommendations for improvements, to our Nominating and Governance Committee and Chairman. This process allows directors to anonymously provide feedback.
Director Qualifications and Selection Process
The Board has delegated the identification, screening and evaluation of director candidates to the Nominating and Governance Committee. The Nominating and Governance Committee retains from time to time a search firm to help identify, screen and evaluate director candidates. The Nominating and Governance Committee will also consider qualified candidates for Board membership submitted by stockholders, as described below, or by members of the Board of Directors. The Nominating and Governance Committee interviews the candidates who meet the director qualification standards described above, selects the candidates who best meet the Board's needs, and then recommends to the Board the director nominees for election to the Board.
In evaluating potential director nominees, the Nominating and Governance Committee seeks to ensure that the Board of Directors includes a range of talents, ages, skills, diversity and expertise, particularly in the areas of accounting and finance, management, domestic and international markets, governmental/regulatory, leadership and industry experience, sufficient to provide sound and prudent guidance with respect to the Company's operations and interests.
As part of our Board of Directors' commitment to diversity and bringing fresh perspectives and expertise to its membership, the Board of Directors recently completed an exhaustive, multi-step new director recruitment process, led by the Nominating and Governance Committee. This effort resulted in the addition of Frances P. Philip and Lynn M. Utter to the Company's Board of Directors in June 2020.
The Nominating and Governance Committee will consider stockholder recommendations for nominees to the Board. If you wish to recommend a prospective candidate for the Board, you should submit the candidate's name and written information in support of the recommendation to: Corporate Secretary, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303. Additional information regarding the requirements for nominating a person for election as a director at the annual meeting of stockholders is described under the heading "Future Stockholder Proposals" near the end of this proxy statement. Director candidates recommended by stockholders will be considered under the same criteria as candidates recommended by the Nominating and Governance Committee.

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The Board's Role in Risk Oversight
While the Company's management is responsible for the day-to-day management of risks, the Board of Directors has broad oversight responsibility for the Company's risk management programs. Company management is charged with adequately identifying material risks that the Company faces in a timely manner; implementing management strategies that are responsive to the Company’s risk profile and specific material risk exposures; evaluating risk and risk management with respect to business decision-making throughout the Company; and efficiently and promptly transmitting relevant risk-related information to the Board or appropriate committee, so as to enable them to conduct appropriate risk management oversight. The Board receives reports on enterprise risk management at least once a year.
The Board of Directors exercises risk management oversight and control, both directly and indirectly through board committees. The Board of Directors regularly reviews information regarding the Company's credit, liquidity and operations, including the risks associated with each. The MDCC is responsible for overseeing the management of risks relating to the Company's executive compensation plans and arrangements. The Audit Committee is responsible for oversight of financial risks, including the steps we take to monitor and mitigate these risks. The Nominating and Governance Committee, in its role of reviewing and maintaining the Company's Guidelines on Corporate Governance, manages risks associated with the independence of the Board of Directors, potential conflicts of interest and the governance of the Company. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports and by the Chief Executive Officer about the known risks to the Company's strategy and business.
Compensation Committee Interlocks and Insider Participation
None of the members of the MDCC has ever served as an officer or employee of the Company while serving on the MDCC or has any relationships with the Company requiring disclosure below under the heading "Related Person Transactions." Mr. Callahan served briefly as the Company's Interim Chief Executive Officer, but he did not serve on the MDCC during that period. Since the beginning of the last fiscal year, no executive officer of the Company has served on the compensation committee or board of any company that employs a director of the Company.
Stock Ownership Guideline for Non-Employee Directors
The Board has established a stock ownership guideline that bars non-employee directors from selling any shares of Vista Outdoor that they own until they own a number of shares of Vista Outdoor common stock equal in value to five (5) times the amount of the annual cash retainer paid to members of the Board of Directors, or $375,000. The Nominating and Governance Committee of the Board reviews the stock ownership of each incumbent director annually prior to the Committee's recommendation to the Board of the nominees for election as directors at the annual meeting of stockholders. Shares of Vista Outdoor common stock owned outright and restricted stock and deferred stock units granted under the Company's 2014 Stock Incentive Plan are all counted for the purpose of meeting the stock ownership guideline and valued as of the date of grant or purchase, as applicable. All non-employee directors are currently in compliance with these guidelines, excepting Ms. Philip and Ms. Utter who recently joined the Board.
Information About Our Executive Officers
The following table sets forth certain information with respect to Vista Outdoor's executive officers:

Name	Age	Title
Christopher T. Metz	55	Chief Executive Officer
Sudhanshu Priyadarshi	43	Senior Vice President and Chief Financial Officer
Jason R. Vanderbrink	42	President, Ammunition
Mark R. Kowalski	44	Controller and Chief Accounting Officer
Dylan S. Ramsey	43	Vice President, General Counsel and Corporate Secretary
Bradford E. Crandell	57	Vice President, Chief Human Resources Officer
Kelly Reisdorf	41	Vice President, Chief Communications and Investor Relations Officer

Each of the above individuals serves at the pleasure of the Board of Directors. No family relationship exists among any of the executive officers or among any of them and any director of Vista Outdoor. There are no outstanding loans from Vista Outdoor to any of these individuals. Information regarding the employment history (in each case with Vista Outdoor unless

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otherwise indicated) of each Executive Officer, other than Mr. Metz, is set forth below. Information regarding the employment history of Mr. Metz can be found above in the information provided for members of our Board of Directors.

Sudhanshu Priyadarshi

Prior to joining the Company, Mr. Priyadarshi served as the Chief Financial Officer of Flexport, Inc., a digital freight forwarder and logistics platform, from 2018 to 2019. He served as Vice President of Finance for Walmart, Inc.’s eCommerce business from 2017 to 2018 and Vice President, Finance and Strategy within Walmart’s U.S. finance leadership team from 2016 to 2017. From 2013 to 2016, Mr. Priyadarshi served as Global Head of Strategy and Corporate Development and then Global Chief Operating Officer for Cipla Ltd., a global pharmaceutical products company headquartered in India. From 1999 to 2013, Mr. Priyadarshi worked for PepsiCo, Inc. in a variety of finance, planning and strategy-related roles.

Senior Vice President and Chief Financial Officer since: April 2020
Age: 43

Jason R. Vanderbrink

Prior to being appointed President of Ammunition in 2017, Jason Vanderbrink served as the Company’s Senior Vice President of Sales for all the Company’s brands.  Prior to this role, he served as the Company’s Vice President, Sales from  2005 to 2017. Mr. Vanderbrink  has more than 20 years of increasing leadership experience in the outdoor industry, including five years with The Cullerton Company from 2000 to 2005. Mr. Vanderbrink currently serves on the National Shooting Sports Foundation’s (NSSF) Board of Governors. Mr. Vanderbrink holds a bachelor’s degree from Saginaw Valley State University, a master’s degree from Missouri State University, and completed the Advanced Management and Leadership Programme at the University of Oxford in 2013.

President, Ammunition since: November 2017
Age: 42

Mark R. Kowalski

Prior to being appointed as Controller and Chief Accounting Officer, Mr. Kowalski served as the Company’s Controller since January 2019 and as Interim Controller and Vice President, Tax from 2018 to January 2019, Vice President, Tax from 2016 to 2018 and Director, Tax from 2015 to 2016. Mr. Kowalski worked in the tax department at Orbital ATK, which spun-off its Sporting Group division to create Vista Outdoor, from 2002 to 2015. Mr. Kowalski earned his Bachelor of Science in Accounting and Masters of Taxation from the University of Minnesota. Mr. Kowalski is a certified public accountant.

Controller and Chief Accounting Officer since: November 2019
Age: 44

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Dylan S. Ramsey

Prior to being appointed Vice President, General Counsel and Corporate Secretary, Mr. Ramsey served as the Company's General Counsel, Business & Corporate Services and Assistant Secretary since April 2018. Prior to this role, he served as the Company's Deputy General Counsel from 2017 to April 2018 and Associate General Counsel from 2015 to 2017.  Prior to joining Vista Outdoor, Mr. Ramsey practiced corporate and securities law with the legal department at Capital One Financial Corporation from 2012 to 2015 and with the law firms Gibson, Dunn & Crutcher LLP from 2010 to 2012 and Linklaters LLP from 2005 to 2010.  Mr. Ramsey earned his Juris Doctor from the University of Virginia School of Law and his Bachelor of Arts from the University of Pennsylvania.

Vice President, General Counsel and Corporate Secretary since: November 2019
Age: 43

Bradford E. Crandell

Prior to being appointed Chief Human Resources Officer, Mr. Crandell served as the Company’s Vice President, HR Operations and Talent Acquisition since January 2018. Prior to this role, Mr. Crandell served as Vice President, HR Operations from 2016 to January 2018 and Sr. Director, HR Operations from 2015 to 2016.  Prior to joining the Company, Mr. Crandell served at The ServiceMaster Companies from 2011 to 2015 in two roles including Vice President, Business System Development for the Franchise Services Group and Vice President, HR Planning and Operations across the entire organization. Mr. Crandell earned his Bachelor of Arts from DePauw University.

Chief Human Resources Officer since: November 2019
Age: 57

Kelly Reisdorf

Prior to being appointed Vice President, Chief Communications and Investor Relations Officer, Ms. Reisdorf served as the Company’s Vice President, Investor Relations since September 2018. Prior to this role, she served as the Company's Vice President, Information Technology from January to September 2018, Senior Director, Enterprise Applications from 2016 to 2017, and Director, Enterprise Applications from 2015 to 2016. Ms. Reisdorf currently serves as Board Member and Advocacy Ambassador for the National Investor Relations Institute, Twin Cities Chapter. Prior to joining the Company, Ms. Reisdorf served in various information technology-related roles from 2007 to 2015 at Orbital ATK. Ms. Reisdorf holds a Bachelor of Arts degree in Business Administration from Bethel University and an MBA in Accounting from Capella University.

Vice President, Chief Communications and Investor Relations Officer since: November 2019
Age: 41

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COMPENSATION DISCUSSION AND ANALYSIS
Executive Summary
Introduction
This Compensation Discussion and Analysis explains how our MDCC made decisions related to the compensation of our executive officers, including our "named executive officers" for the fiscal year ended March 31, 2020 (referred to as fiscal year 2020). References to a “fiscal year” in this Compensation Discussion and Analysis section and in the Named Executive Officer Compensation Tables that follow refer to the fiscal year ended March 31 of that year.
Our "named executive officers" for fiscal year 2020 are:

•	Christopher T. Metz, Chief Executive Officer and Director

•	Miguel "Mick" A. Lopez, Former Senior Vice President and Chief Financial Officer

•	Jason R. Vanderbrink, President, Ammunition

•	Mark R. Kowalski, Controller and Chief Accounting Officer

•	Dylan S. Ramsey, Vice President, General Counsel & Corporate Secretary

In connection with Sudhanshu Priyadarshi’s appointment as Senior Vice President and Chief Financial Officer, effective April 27, 2020, Mr. Lopez stepped down as Senior Vice President and Chief Financial Officer of the Company and left the Company following a transition period, which included assistance with the audit of the Company’s annual financial statements for fiscal year 2020.

Vista Outdoor's Strategic and Financial Performance in Fiscal Year 2020
In fiscal year 2019, Vista Outdoor embarked on its multi-year strategic transformation plan to reposition the Company to be the leading designer, manufacturer, and marketer of consumer products in the outdoor sports and recreation markets. The primary goal of the transformation plan is to drive profitable growth by delivering innovative products and industry leading customer and online customer experiences. Cost savings are re-invested into improvements needed in capabilities, systems, and innovation, as well as growth opportunities. Vista Outdoor believes this plan will enable the Company to deliver long-term sustainable and profitable growth and create value for shareholders.

To achieve its multi-year strategic transformation goals, the Company is relentlessly focused on the following five strategic pillars, which define the Company's key priorities and investment focus areas:

•	Optimize Our Organizational Structure: Invest in talent while reducing costs and building a culture of agility, efficiency, and innovation.

•	Create Leading Centers of Excellence in Operations and E-Commerce: Leverage our shared resources, expertise and scale to:

◦	Achieve operational excellence and improve margins across each of our brands; and

◦	Accelerate and enhance e-commerce, direct-to-consumer and digital marketing capabilities across all of our brands.

•	Reduce Financial Leverage: Strengthen the Company’s balance sheet, improve financial flexibility, and pay down debt through enhanced cash-flow generation and the divestiture of non-core businesses.

•	Return to Organic Growth: Identify and capture opportunities for organic growth and market share expansion by:

◦	Allocating capital to our brands to aid in their development of new and innovative products that serve the needs and preferences of their core consumers; and

◦	Leveraging and expanding our distribution channels to expand the commercial presence of all of our brands and efficiently deliver product to meet consumer demand and shopping behavior.

•
Explore Tuck-in Acquisitions: After reducing financial leverage, deploy a stronger balance sheet to acquire smaller, complimentary businesses that, through the help of our Centers of Excellence, we can take to the next level in terms of sales and profitability.

The first phase of the Company's strategic transformation plan focused on stabilizing our business and building a strong foundation for the future by improving profitability, enhancing operational efficiency, and reducing financial leverage through enhanced cash-flow generation and the divestiture of non-core businesses.  In fiscal year 2020, Vista Outdoor continued to

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deliver on the strategic and financial goals established by our Board of Directors and leadership team as part of that strategic transformation plan. Key fiscal year 2020 accomplishments include:

•
Reported $45 million of EBIT in fiscal year 2020, a nearly 41% improvement over fiscal year 2019, adjusted for the sale of the Company's Eyewear and Firearms businesses. This improvement was due to management’s cost reduction and margin expansion efforts.

•	Working capital improvements resulted in better-than-expected free cash flow of $66 million, adjusted to exclude free cash flow from the Company's divested Firearms business.

•
Strong EBIT and free cash flow, combined with the successful completion of the divestiture of the Firearms business, enabled the Company to meet its deleveraging goals, ending the fiscal year with a leverage ratio of approximately 4.3x, the lowest it has been since early in fiscal year 2018.

•
Delivered a total shareholder return of 9.9%, despite headwinds from tariffs and significant market and supply chain disruptions and volatility relating to the COVID-19 pandemic during the fourth quarter of the fiscal year.

See Annex B for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
Stockholder Engagement and Responsiveness to 2019 Say on Pay Vote
Our annual say on pay vote is one avenue for the Board to receive feedback from stockholders regarding our executive compensation program. The Board was disappointed with the results of our say on pay vote outcome at our 2019 annual meeting, where 60% of shares voted against the advisory proposal on our named executive officer compensation.
In order to understand what motivated stockholders' votes, during fiscal year 2020, we actively sought feedback and enhanced our stockholder outreach efforts, contacting each of our top 20 shareholders to solicit their views on governance related topics, including our executive compensation program. With support from Company management, the Chair of the MDCC led these stockholder outreach efforts and had direct discussions with shareholders representing more than 35% of our shares outstanding. The Company engaged with shareholders to collect and understand perspectives on the Company’s pay programs and the concerns that resulted in lower than expected support for our 2019 say on pay vote. The feedback from this engagement initiative was shared with the full Board and helped to inform the changes approved by the MDCC for our fiscal year 2021 executive compensation programs.
A summary of our stockholder outreach efforts, feedback received, and actions taken are outlined below.
Outreach Efforts

We reached out to our top 20 shareholders	ð	Stockholder engagement meetings were led by the MDCC Chair, with support from management	ð	Feedback received from stockholders during engagement was shared with the full Board and considered in making compensation decisions for fiscal year 2021

Feedback Received and Actions Taken

The MDCC made numerous improvements to our executive compensation program for fiscal year 2020 that were disclosed in our fiscal year 2019 proxy statement but not part of the fiscal year 2019 compensation program that was subject to our 2019 say on pay vote. While our stockholders were generally supportive of these changes, the MDCC approved additional changes to our fiscal year 2021 program that were directly responsive to new stockholder feedback received in connection with our 2019 say on pay vote. We value feedback from our stockholders with respect to our executive compensation program, and believe that our dialog with our stockholders during the 2020 fiscal year has helped the MDCC make several changes to the structure of our annual and long-term compensation programs that better align executive pay and performance. We will continue to engage with our stockholders with respect to executive compensation and other issues. Specific feedback received from our stockholders and resulting compensation program design changes are described below:

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Topic	Shareholder Feedback	2020 and 2021 Program Changes Approved in Response
Annual Cash Incentive Program Targets	Concern regarding the targets used for our performance-based annual cash incentive program
For fiscal year 2019, our annual cash incentive program incorporated targets for EBIT and free cash flow that were approved by the MDCC and set below the corresponding targets and the Company's actual performance in fiscal year 2018.

For fiscal year 2020, the MDCC established an EBIT target for our annual cash incentive program that represented a 38% improvement over the Company's EBIT for fiscal year 2019, after removing results from the Company's Firearms business, which was divested in the second quarter of fiscal year 2020, and the Company's Eyewear business, which was divested in the second quarter of fiscal year 2019. This EBIT target reflected the Company's financial expectations and goals for fiscal year 2020, which called for further improvement in the Company's underlying profitability following the progress made in fiscal year 2019. The free cash flow target established by the MDCC for fiscal year 2020 was modestly lower than the Company's free cash flow for fiscal year 2019, after removing results from the Company's Firearms business. This lower year-over-year target reflects the substantial one-time improvement in working capital that the Company made in fiscal year 2019, which the MDCC did not expect to be replicated in fiscal year 2020.

Performance-based long-term incentives	Concern that long-term incentive awards are insufficiently performance-based
In fiscal year 2019, long-term incentive awards to our executive officers were comprised of 30% PSUs, 30% time-based restricted stock units, and 40% stock options.

For fiscal year 2020, the MDCC increased the weighting of performance-based long-term incentives such that 55% of the total value of long-term incentives were granted in the form of PSUs, 30% as time-based restricted stock units, and 15% as stock options.

For the Company's fiscal year 2021 executive compensation program, the MDCC shifted an even greater portion of the total value of our executive officer long-term incentive awards to PSUs. For fiscal year 2021 grants, 60% of the total value of our long-term incentive awards to named executive officers were made in the form of PSUs, 40% of the total value was made in the form of time-based restricted stock units and we eliminated stock options for named executive officers. The MDCC believes that this added emphasis on performance awards better aligns the interests of our executives with the long-term interests of our stockholders.

Duplicate performance metrics	Concern with the use of EBIT as a performance metric for both the annual and the long-term incentive plans
The first phase of our strategic transformation plan includes ambitious profitability improvement goals, and the MDCC continues to believe that EBIT improvement is the best metric on which to judge management performance against these goals.

Beginning in fiscal year 2021, the Company's strategic transformation plan enhances its focus beyond EBIT and introduces certain goals for organic sales growth and shareholder returns.

For the Company's fiscal year 2021-2023 PSU awards, the MDCC removed EBIT, replacing it with targets based on net sales growth and EPS growth, weighted equally. The MDCC believes that this change better aligns the incentives of fiscal year 2021-2023 PSU awards with the Company's strategic organic growth targets, and removes the potential for Company executives to earn compensation for the same performance achievement under both the annual and long-term incentive plans.

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Topic	Shareholder Feedback	2020 and 2021 Program Changes Approved in Response
Relative Total Stockholder Return (rTSR) metric	Concern with the use of relative TSR as a performance metric where there is no cap on payouts if absolute TSR is negative
Beginning with the fiscal year 2021-2023 PSU awards, relative TSR performance is now used as a payout modifier that will result in an increased payout only if relative TSR over the performance period is both positive and at or above the 75th percentile. Fiscal year 2021-2023 PSU payouts will be subject to a downward adjustment if relative TSR is below the 25th percentile. We believe that this relative TSR modifier structure further strengthens alignment with shareholders.

Guaranteed Bonuses	Concern with the use of guaranteed bonuses paid to the CEO
The MDCC approved a special, one-time guaranteed bonus associated with the recruitment and hiring of our then new Chief Executive Officer as part of his sign-on package in fiscal year 2018.

As this was a one-time occurrence, the MDCC did not provide any annual incentive guarantees or sign-on equity to Mr. Lopez, our then new Chief Financial Officer, when he joined the Company in fiscal year 2019 nor were any guaranteed bonus arrangements provided in connection with the hiring of the Company's new Chief Financial Officer, Sudhanshu Priyadarshi, when he joined the Company in fiscal year 2021.

Executive Compensation Philosophy and Governance
Vista Outdoor's Executive Compensation Philosophy
The overall objective of the Company's executive compensation program is to align incentives with the primary goal for operating the Company: to enhance long-term stockholder value. The program is intended to provide a competitive compensation package to our executives in order to attract, motivate and retain a talented executive leadership group that is dedicated to the long-term interests of our stockholders. Our pay philosophy is to attract the most talented executives and vest them with authority to execute the board-approved strategic and annual plans.
Executive compensation decisions are based on three fundamental principles:

Compensation Should be Performance-Based
Incentive compensation is designed to drive strong financial performance with the intent of creating long-term stockholder value. Executive compensation varies in relation to the Company's financial performance and stock price performance.

Compensation Should Align Executive and Stockholder Interests	Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as owners in the business.
A significant portion of our total executive pay opportunities comes through equity-based incentives: 62% of the total opportunity for our Chief Executive Officer role, and an average of 33% for our other named executive officers.

Executive officers, including the Chief Executive Officer, are required to retain at least 50% of the net shares (remaining after taxes are withheld) received as compensation and to hold such shares until the executive leaves the Company.

Compensation Opportunities Should be Competitive to Attract and Retain Quality Talent
Vista Outdoor must offer a competitive total compensation package in order to attract and retain a talented executive leadership group. To ensure that we remain competitive and promote executive retention, Vista Outdoor regularly reviews competitive market information for both direct and indirect compensation.

Total direct compensation (base salary, annual incentive, long-term incentive) is benchmarked annually against a company specific peer group as well as other third-party compensation surveys to ensure that our executive compensation program is competitive.

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Governance of the Executive Compensation Program at Vista Outdoor
The MDCC consists entirely of independent directors and is responsible for setting the Company's compensation policies and approving the compensation paid to executive officers. The MDCC considers the advice and recommendations of members of our executive team in making its determinations regarding executive compensation. All compensation decisions, however, are made by the MDCC in its sole discretion. We strive to ensure that our executive compensation program encompasses best practices in the market and good governance. This reduces risk and increases the alignment between our executive compensation program and the interests of our stockholders. In establishing our executive compensation program, our MDCC has adopted policies and practices that reflect good governance and best practices in the market.
The MDCC has retained the services of an independent compensation consulting firm, FW Cook, to assist with its responsibilities. FW Cook reports only to the MDCC and the only services it provides to the Company are pursuant to its engagement as independent compensation consultant to the MDCC. As provided in its charter, the MDCC has the authority to determine the scope of FW Cook’s services and may terminate their engagement at any time. The MDCC reviewed FW Cook’s independence under Securities and Exchange Commission and NYSE rules and determined there was no conflict of interest. The consultant provides the MDCC with the objective information and expertise necessary to make informed decisions that are in the best long-term interests of our business and stockholders, and to keep the MDCC informed as to compensation trends and regulatory developments affecting public companies in general and those operating in our industries.
Overview of Compensation Best Practices at Vista Outdoor
The MDCC regularly reviews executive compensation best practices and makes changes to the Company’s programs as appropriate. Our program reflects best practices as follows:

	What We Do:		What We Don't Do:
•	Emphasize pay for performance to align executive compensation with our business strategy and promote creation of long-term shareholder value.	X	No excessive perquisites are provided to our executives.
•	Seek direct feedback from our shareholders on our executive compensation practices and take that feedback into consideration when making compensation decisions.	X	No excessive supplemental retirement benefits.
•
Ensure that a significant portion of executive compensation is tied to the achievement of pre-determined and measurable performance goals that are tied to the Company's strategic and financial objectives.
		X	No front-loaded incentive awards, which would limit the MDCC’s ability to adjust future pay opportunities.
•	Impose a recoupment (clawback) policy that applies to incentive awards held by executive officers if there is a material restatement of the Company's financial results.	X	No hedging or pledging of Vista Outdoor stock by our directors and officers, pursuant to our anti-hedging and anti-pledging policies.
•	Impose a robust stock ownership requirement for our executive officers.	X	No stock options are granted with an exercise price below market value on the date of grant.
•	Design compensation programs with controls to mitigate risk.	X	No repricing of equity awards without stockholder approval.
•	Include a double-trigger provision in our change-in-control severance plan.	X	No tax gross-ups paid on change-in-control benefits.
•	Retain a compensation consultant to provide independent, third-party advice on executive compensation.
•	Regular competitive benchmarking using multiple sources of data including peer group pay as a reference point to determine total target compensation.
•	Hold a “say on pay” advisory vote on executive compensation annually.
Determination of Compensation
Before the MDCC approves compensation for the Company's named executive officers for a fiscal year, it reviews the Company's executive compensation program to (1) benchmark ongoing market competitiveness and (2) evaluate the alignment

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between compensation and overall Company and individual performance. The MDCC relies on the Chief Executive Officer to provide evaluations of the performance of our executives, and the MDCC evaluates the performance of our Chief Executive Officer.
In consultation with the independent compensation consultant, the MDCC developed a peer group of business competitors of comparable size (referred to as the Compensation Peer Group) to benchmark executive compensation for officers in similar positions at comparable companies. In 2018, the Company updated its Compensation Peer Group. The resultant Compensation Peer Group for fiscal year 2019 consisted of 22 consumer products companies of comparable size and business focus. Key characteristics of the Compensation Peer Group include:

•	Size Appropriate – comparable in size (considering revenue, market capitalization, and other financial measures).

•	Multiple Product Spaces – product lines catering to a wide variety of end-consumers.

•	Portfolio of Brands – active management of multiple brands.

•	Manufacturing Component – clear in-house manufacturing capabilities and the associated management tasks.

The Compensation Peer Group used to inform compensation practices and levels of executive officer compensation for fiscal year 2019 consisted of the following 22 companies:

American Outdoor Brands Corporation	Hasbro, Inc.
B&G Foods, Inc.	Helen of Troy Ltd.
Brunswick Corp.	J&J Snack Foods Corp.
Callaway Golf Co.	Mattel, Inc.
Central Garden & Pet Co.	Pinnacle Foods, Inc.
Church & Dwight Co., Inc.	Polaris Industries Inc.
Columbia Sportswear Co.	PVH Corp.
Edgewell Personal Care Co.	Revlon, Inc.
Garmin Ltd.	Spectrum Brands Holdings, Inc.
G-III Apparel Group Ltd.	Tupperware Brands Corp.
Hanesbrands, Inc.	Under Armour, Inc.

For fiscal year 2020, the MDCC significantly reshaped our Compensation Peer Group to reflect our current size, including the impact of the divestitures of our Eyewear and Firearms businesses, as well as to provide greater alignment with leisure and outdoor brands. As a result, nine companies were removed from the Compensation Peer Group, while six new companies were added for fiscal year 2020, as follows:

Removed	Added
B&G Foods, Inc.	Acushnet Holdings Corp.
Central Garden & Pet Co.	Crocs, Inc.
Church & Dwight Co., Inc.	Deckers Outdoor Corp.
Edgewell Personal Care Co.	Johnson Outdoors Inc.
Hanesbrands, Inc.	Oxford Industries, Inc.
J&J Snack Foods Corp.	Wolverine World Wide, Inc.
Pinnacle Foods (acquired)
PVH Corp.
Revlon Inc.

The resultant peer group for fiscal year 2020 consists of the following 19 companies:

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Acushnet Holdings Corp.	Helen of Troy Ltd.
American Outdoor Brands Corporation	Johnson Outdoors Inc.
Brunswick Corp.	Mattel, Inc.
Callaway Golf Co.	Oxford Industries, Inc.
Columbia Sportswear Co.	Polaris Industries Inc.
Crocs, Inc.	Spectrum Brands Holdings, Inc.
Deckers Outdoor Corp.	Tupperware Brands Corp.
Garmin Ltd.	Under Armour, Inc.
G-III Apparel Group Ltd.	Wolverine World Wide, Inc.
Hasbro, Inc.

The 19 companies comprising the fiscal year 2020 Compensation Peer Group have a median revenue of approximately $2.2 billion, compared to the median revenue of the fiscal year 2019 Compensation Peer Group of approximately $3 billion. Despite this material change in the Compensation Peer Group, the MDCC believes that the total median pay opportunity for our Chief Executive Officer, and other officers for whom we leverage proxy pay data, remains within the competitive range compared to the new Compensation Peer Group.

In addition to the Compensation Peer Group, the MDCC also considers reported pay data from leading third-party compensation surveys, including the Towers Watson CDB Executive Compensation Survey and Aon Hewitt TCM Survey.
The MDCC reviewed multiple market reference points for each executive officer as a guide to establish a targeted level of total direct compensation (base salary, annual incentives, and long-term incentives) for each executive officer position. The Chief Executive Officer then made recommendations to the MDCC on the pay levels for officers (other than himself) based on the Chief Executive Officer's assessment of the officer's performance. The MDCC considered similar data for Mr. Metz.
The MDCC reviewed our peer group prior to making fiscal year 2021 compensation decisions and made no changes to the list above. The MDCC will continue to evaluate the Compensation Peer Group to ensure comparability and may make changes to the Compensation Peer Group for purposes of evaluating the competitiveness of the Company's executive compensation program for future periods. The MDCC retains discretion to make adjustments such that the compensation of individual executive officers may be above or below the market references. The level of compensation for the Company's Chief Executive Officer is determined solely by the MDCC, with information and support from its independent compensation consultant.

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Elements of the Company's Executive Compensation Program
The primary elements of the Company's executive compensation program are:

Compensation Element	Fundamental Principle Served	Objective	Competitive Positioning
Base salary	Designed to attract and retain quality talent	To provide a fixed level of cash compensation for sustained individual performance, based on level of responsibility, performance, and experience	Targeted at or around the 50th percentile of the market data described above
Annual incentive	Performance based/aligned with stockholder interests	To focus attention on and reward executives for their contributions to the Company's annual financial and operational performance	Opportunities are targeted at or around the 50th percentile of the market data described above
Long-term incentive	Performance based/aligned with stockholder interests	To align management's interests with those of the Company's stockholders through the use of stock incentive programs that help drive stockholder value over time and support retention of our executives	Award values are targeted at or around the 50th percentile of the market data described above
Benefits	Designed to attract and retain quality talent	To provide a competitive total compensation program and support the retention of key executive talent	In line with peers and general market
Perquisites	Designed to attract and retain quality talent	Minimal benefits, with careful consideration to only those where perceived benefit by the executive is greater than the cost to the Company	In line with peers
The various elements afford flexibility in designing an executive compensation package and allow the MDCC to focus executive officers' efforts on both short-term and long-term business objectives. Prior to the beginning of each fiscal year, the MDCC meets at a regularly scheduled meeting to establish base salary and annual and long-term incentive compensation levels for the Company's executive officers for the following fiscal year. The MDCC approves all grants of equity awards to named executive officers, and Vista Outdoor does not backdate, reprice or grant equity awards retroactively.
The MDCC has designed the Vista executive compensation program to attract, motivate, and retain key talent, which is necessary to create long-term stockholder value. The MDCC re-examines the design of the program to evaluate its effectiveness and make any changes it determines necessary to better align it with our strategy and compensation philosophy. This year, the MDCC continued to solicit specific feedback from several of our stockholders to gain important insight and help the MDCC's efforts to refine the alignment of our compensation arrangements with the interests of our stockholders. As a result, significant elements of our executive officers' compensation have been tied to financial and operating performance and are intended to drive sustained long-term stockholder value. For our fiscal year 2021 compensation program, long-term incentives are delivered in the form of PSUs and restricted stock units ("RSUs"). The structure of our executive compensation program is outlined below.

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Compensation for Fiscal Year 2020
Overview

Performance-Based
Time-Based
FY20 Total Annual Compensation
Base Salary
Annual Cash Incentive
EBIT (70%)
Free Cash Flow (30%)
Long-Term Incentive
Restricted Stock (30%)
Performance Shares (55%)
Options (15%)
3 year EBIT (70%)
3yr rTSR (30%)

Base Salaries
The MDCC conducted its review of our executive officers' base salaries at the MDCC's February and March 2019 meetings and approved the fiscal year 2020 base salaries listed in the table that follows. Neither Mr. Metz nor Mr. Lopez received a base salary increase in fiscal year 2020. Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey became executive officers during fiscal year 2020 and their base salaries were not increased in connection with their promotion during the fiscal year.

Name	Base Salary for FY20
Christopher T. Metz	$1,000,000
Miguel A. Lopez	$515,000
Jason R. Vanderbrink	$375,000
Mark R. Kowalski	$270,000
Dylan S. Ramsey	$265,200
Annual Cash Incentive Compensation for Fiscal Year 2020
Annual cash incentive compensation for our executive officers is paid under the Company's Executive Officer Incentive Plan, a cash-based pay-for-performance plan. As it did in prior years, for fiscal year 2020, the MDCC established performance targets for our corporate executive officers (the "Corporate Plan") based on the Company's consolidated EBIT and free cash flow, each adjusted to exclude the results of our divested Firearms business as well as the impact of certain other items previously approved by the MDCC. The MDCC continues to believe that EBIT and free cash flow are the appropriate measures to drive annual Company financial performance and incentivize management to achieve the goals of the Company's strategic transformation plan, the first phase of which is focused on improving profitability, increasing working capital efficiency, and reducing outstanding debt. For the same reason, the MDCC established fiscal year 2020 performance targets for Mr. Vanderbrink (the "Ammunition Plan") based on Ammunition EBIT and Ammunition DIO, a working capital efficiency metric.
EBIT for the Company's corporate-level incentive plan is defined as earnings before interest and taxes as determined by Generally Accepted Accounting Principles ("GAAP"), subject to certain adjustment factors approved by the MDCC and consistent with adjustments applied to the Company’s GAAP results for purposes of publicly reporting the Company’s non-GAAP adjusted earnings before interest and taxes for fiscal year 2020, as well as an adjustment, approved by the MDCC, to remove results from the Company’s Firearms business, which was divested in the second quarter of fiscal year 2020. Free cash flow for the Corporate Plan is defined as cash provided from operations less capital expenditures, subject to certain adjustment factors approved by the MDCC and consistent with adjustments applied to the Company’s reported results for purposes of

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publicly disclosing the Company’s free cash flow for fiscal year 2020, as well as an adjustment, approved by the MDCC, to remove free cash flow from the Company’s Firearms business, which was divested in the second quarter of fiscal year 2020.
For the Ammunition Plan, Ammunition DIO is defined as the Ammunition business unit’s net inventory balance at the end of each quarter, divided by the business unit’s cost of goods sold for the quarter multiplied by four, multiplied by 365. Final Ammunition DIO achievement is determined by averaging the four quarterly Ammunition DIO amounts in the Company’s fiscal year.
The performance goals under the Corporate Plan were weighted 70% on the Company’s EBIT and 30% on the Company’s free cash flow. The performance goals under the Ammunition Plan were weighted 70% on Ammunition EBIT and 30% on Ammunition DIO. Of the two targets for each plan, the MDCC weighted EBIT more heavily because the MDCC views EBIT improvement as the key indicator of success for the Company's multi-year strategic transformation plan. The target level of performance established for each performance goal was based on the Company's financial performance expectations for fiscal year 2020. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set.
Of the two targets for each plan, the MDCC weighted EBIT more heavily, at 70% of the total payout opportunity, because the MDCC views EBIT improvement as the key indicator of success for the first phase of the Company's multi-year strategic transformation plan. The fiscal year 2020 Corporate Plan EBIT target of $44.0 million established by the MDCC represented a 38% increase over the Company's fiscal year 2019 adjusted EBIT (excluding the results of our divested Eyewear and Firearms businesses) of $31.8 million.
One of the most critical early financial goals of the Company’s strategic transformation plan was improving working capital efficiency and cash generation, and using that free cash flow to pay down debt. The MDCC continues to believe that free cash flow generation is an important indicator of the Company's progress on the strategic transformation plan and critical to further reducing financial leverage.  In fiscal years 2018 and 2019, led by management’s efforts to reduce inventory and improve the efficiency of cash collection on accounts receivable, the Company delivered better than expected free cash flow, with free cash flow exceeding adjusted net income by almost $250 million.  In setting the free cash flow target for fiscal year 2020, the MDCC recognized that a portion of the working capital improvement realized in fiscal years 2018 and 2019 could not be repeated without reducing inventories and other working capital items to levels that might limit the growth of the Company’s business.  The fiscal year 2020 target established by the MDCC for free cash flow under the Corporate Plan was $58.0 million, which was consistent with the Company’s financial plan and external guidance to investors but lower than the $61.6 million of free cash flow generated by the Company in fiscal year 2019, excluding results from our divested Eyewear and Firearms business units.  The MDCC believes that the target set an appropriate balance between prioritizing continued cash flow generation and maintaining the optimum level of working capital to fund the Company’s ongoing business.
See Annex B for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
The fiscal year 2020 Ammunition Plan EBIT target of $80 million established by the MDCC represented an over 14% increase over our Ammunition business unit's fiscal year 2019 EBIT of $70 million. The fiscal year 2020 Ammunition DIO target was 76 days. In addition, the Company created an additional incentive program for its Ammunition business unit in the fourth quarter of fiscal year 2020, as described below (the "Q4 Ammunition Incentive Plan").
The MDCC believes that the incentives created by the Corporate Plan and Ammunition Plan for fiscal year 2020 had the desired effect, as Vista Outdoor delivered corporate EBIT and free cash flow that exceeded the targets set by the MDCC and made meaningful progress toward the goals of the Company's strategic transformation plan. While the MDCC retains discretion to decrease annual incentive payments, the MDCC did not exercise this downward discretion in light of what the MDCC believes was a successful fiscal year 2020 by the Company.
In May 2020, the MDCC evaluated the Company's results on each of the performance goals for the Corporate Plan for the fiscal year ended March 31, 2020 and determined that the Company's financial performance was above target for both EBIT and for free cash flow, resulting in an overall payout of 141.5% of target for Mr. Metz and Mr. Lopez, who each had a maximum payout opportunity of 200% of target for fiscal year 2020. The MDCC also approved a payout of 120.7% of target for Mr. Kowalski and Mr. Ramsey, who each had a maximum payout opportunity of 150% of target for fiscal year 2020 due to the fact that they did not become executive officers until November of 2019. The overall results were as follows:

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Corporate Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
EBIT	70%	$37	$44	$48	$45
Free Cash Flow	30%	$49	$58	$64	$66
See Annex B for important information about and a reconciliation of certain non-GAAP financial measures included above and elsewhere within the body of this proxy statement.
Similarly, in May 2020, the MDCC evaluated the Ammunition business unit's results on each of the performance goals for the Ammunition Plan for the fiscal year ended March 31, 2020 and determined that the business unit's financial performance was below threshold for Ammunition EBIT and between threshold and target for Ammunition DIO, resulting in an overall payout of 24.3% of target for Mr. Vanderbrink, who had a maximum payout opportunity of 200% for fiscal year 2020. The overall results were as follows:

Ammunition Plan (amounts in millions)
Goals ($ in Millions)	Goal Weighting	Threshold Performance Goal	Target Performance Goal	Maximum Performance Goal	Actual Achievement
Ammunition EBIT	70%	$68	$80	$88	$66
Ammunition DIO	30%	88 days	76 days	69 days	81 days
In addition to the annual Ammunition Plan, given the unique external challenges of the Ammunition business unit's business and industry in fiscal year 2020, the Company created the Q4 Ammunition Incentive Plan. In the first three quarters of fiscal year 2020, the Company’s Ammunition business unit faced numerous unexpected challenges, including the withdrawal of the business unit’s largest customer from several of ammunition product categories.  The Q4 Ammunition Incentive Plan was designed to incentivize Mr. Vanderbrink and his Ammunition leadership team to capitalize on a significant increase in consumer demand for ammunition products that began in the fourth quarter of fiscal year 2020, motivated by increased consumer focus on the 2020 presidential election and COVID-19-related personal safety concerns. Performance targets under the Q4 Ammunition Incentive Plan were based on fiscal year 2020 Ammunition EBIT achievement. The Q4 Ammunition Incentive Plan created a pool for incentive payouts to employees within the Company's Ammunition business unit based on Ammunition EBIT achievement above a threshold of $64 million. Based upon the business unit's fiscal year 2020 Ammunition EBIT result of $66 million, an incentive pool of $693,465 was created and paid out to a total of 35 employees within the Ammunition business unit. From this incentive pool, the MDCC approved a payout of $136,881 to Mr. Vanderbrink. Mr. Vanderbrink's total payout under both the Ammunition Plan and the Q4 Ammunition Incentive Plan represented approximately 91% of his target bonus for fiscal year 2020. The MDCC believes that this payout level was appropriate in light of the unique external challenges faced by the Ammunition business unit in fiscal year 2020, and the business unit's success in improving profitability in the fourth quarter, which were a significant contributor to the Company's achievement of its overall profitability and other financial goals for fiscal year 2020.
The annual incentive plan achievement described above includes the same adjustment factors applied to the Company’s reported results for purposes of disclosing the Company’s non-GAAP adjusted EBIT and free cash flow for fiscal year 2020, as well as an adjustment, approved by the MDCC, to remove results from the Company’s Firearms business, which was divested in the second quarter of fiscal year 2020.

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The following table sets forth the threshold, target and maximum annual incentive compensation amounts established by the MDCC, and the actual cash incentive paid for fiscal year 2020 performance to each of the named executive officers:

	FY2020 Cash Incentive Payments			Actual
	Threshold	Target	Maximum	Incentive Paid
Christopher T. Metz	$500,000	$1,000,000	$2,000,000	$1,415,000
Miguel A. Lopez	$193,125	$386,250	$772,500	$546,544
Jason R. Vanderbrink	$103,125	$206,250	$412,500	$187,000 (1)
Mark R. Kowalski	$54,000	$108,000	$162,000	$130,356
Dylan S. Ramsey	$46,410	$92,820	$139,230	$112,034
(1) Payment amount for Mr. Vanderbrink represents the sum of payouts under both the FY2020 Ammunition Plan and Q4 Ammunition Incentive Plan.
Long-Term Incentive Compensation for Fiscal Year 2020
The MDCC determines the framework and goals for the Company's LTI compensation program. Each year, the MDCC considers the elements and structure of the Company's LTI compensation program and evaluates its effectiveness at aligning management incentives with the Company's long-term strategic and financial goals. For the Company's fiscal year 2020 executive compensation program, the MDCC shifted a significant portion of annual LTI awards for named executive officers to PSUs to better align the LTI program with the Company's performance toward the financial and profitability goals of its strategic transformation plan. For fiscal year 2020 grants, 55% of the total value of LTI awards granted to executive officers were made in the form of PSUs, 30% was granted in the form of RSUs and stock options were reduced to 15% of the value of the LTI awards granted to executive officers.

The key elements and objectives of the fiscal year 2020 LTI program for the Company's executive officers are shown below. The LTI awards described in the table below (PSUs, RSUs and stock options) are intended to form part of each executive officer's fiscal year 2020 compensation package but were approved and granted by the MDCC in the final month of fiscal year 2019 and thus appear in the Summary Compensation table as 2019 compensation. The fiscal year 2020 LTI awards described below are not included in the Grants of Plan-Based Awards table provided in this proxy statement, but are included in the Grants of Plan-Based Awards table in the proxy statement filed on June 21, 2019.

Type of Award	Value (% of Total Opportunity)	Objectives	Key Terms
PSUs (if earned, to be paid out in shares of Vista Outdoor common stock)*	55%	Balancing earnings growth as well as market returns
Measured over a three-year period: (1) cumulative three-year EBIT target for fiscal years 2020-22, with payment assessed at the end of the three-year performance period (70% weighting); and (2) relative total stockholder return (rTSR): three-year return compared to the S&P Midcap 400 Index (excluding companies in the Financial sector) (30% weighting)

RSUs*	30%	Retention, with underlying value driven by stock-price performance	Equal annual installments, vesting over a three-year period
Stock Options	15%	Long-term stock price appreciation	Exercise price equal to fair market value of Vista Outdoor stock on the date of grant; equal annual installment vesting over a three-year period; 10-year term
* The value of PSU and RSU grants are determined using the closing sale price of Vista Outdoor common stock on the grant date of the award. The value of stock option grants is determined in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model on the grant date of the award.

Performance Share Units: Metrics for the Fiscal Year 2020-2022 Performance Period
As noted above, for the fiscal year 2020-2022 performance period, the MDCC selected two performance metrics, EBIT and relative total stockholder return (rTSR), to incentivize management to deliver meaningful progress toward the profitability and other goals of the Company's strategic transformation plan. The MDCC believes that these performance metrics and their relative weighting provide a strong balance between (a) growth and returns, (b) financial performance and

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market performance, and (c) absolute performance and relative performance. The metrics and their relative weighting are described in more detail below:

Component	Weight	Metric
EBIT	70%
Cumulative three-year EBIT target, with payment assessed at the end of the three-year performance period. Defined by generally accepted accounting principles. Linear payout scaled from Threshold to Target and from Target to Maximum. The payouts determined as follows:

			% of Target Payout
		Threshold	50%
		Target	100%
		Maximum	200%

Component	Weight	Metric
rTSR	30%
rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period will be used in the calculation. Vista Outdoor's results will be compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			Percentile Achievement	% of Target Payout
		Threshold	25th	50%
		Target	50th	100%
		Maximum	75th	200%

The MDCC’s decision to leverage EBIT as the primary metric in both our annual and LTI programs for fiscal year 2020 was intended to closely align with the Company’s strategic transformation plan, under which driving near and long-term profitability improvement is critical. As discussed below, for the fiscal year 2021 LTI grants, the EBIT performance metric was removed and PSUs will be subject to performance targets based on earnings-per-share and sales growth, with rTSR used only as a modifier, reflecting the MDCC's view that management's successful effort to improve Company profitability makes it appropriate to shift the focus of future LTI grants toward long-term growth. However, the MDCC continues to believe that the use of EBIT performance targets under both the annual incentive and LTI plans for fiscal year 2020 appropriately incentivized management to improve Company profitability, which has been the Company's primary focus in the first phase of its strategic transformation plan. The MDCC also believes that the free cash flow metric used for the fiscal year 2020 annual incentive plan and the rTSR metric used for the fiscal year 2020 LTI plan provided appropriate balance to the EBIT metric in each plan.

For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or statutory tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction costs and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt;

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•	calculations of invested capital in any year as being the average of the invested capital at the beginning of the fiscal year and at the end of each of the 12 months in that fiscal year;

•
reduction in invested capital for any acquisition of 50% of the purchase price in the first 12 months following any acquisition, 40% in the second 12 month period, and 20% in the third 12 month period; and

•	foreign currency exchange gains or losses.

Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

Payout of Fiscal Year 2018-2020 PSUs
In March 2018, PSUs were granted to Messrs. Vanderbrink, Kowalski and Ramsey and other key employees of the Company. The awards had a performance period from April 1, 2018 through March 31, 2020 and were contingent on the Company achieving the following performance goals:

Component	Weight	Metric
Return on Invested Capital (ROIC)	30%	ROIC was calculated as the Company's average ROIC over the three-year performance period to determine the payout as follows:
			ROIC		% of Target Payout
		Threshold	5.6%		50%
		Target	6.6%		100%
		Maximum	7.6%		200%
		Actual	Less than 5.6%		0%

Relative Total Stockholder Return (rTSR)	35%
rTSR was calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period was used in the calculation. Vista Outdoor's results were compared to the S&P Midcap 400 Index (excluding companies in the financial sector) to determine the payout as follows:

			Percentile Achievement		% of Target Payout
		Threshold	25th		50%
		Target	50th		100%
		Maximum	75th		200%
		Actual	5th		0%

Revenue ($ in million)	35%	Annual revenue goals were set for each year of the three-year cycle. The three annual payout percentages were then averaged to determine the final payout for this component as follows:
			FY18 Revenue	FY19 Revenue	FY20 Revenue	% of Target Payout
		Threshold	$2,178	$2,012	$1,609	50%
		Target	$2,420	$2,235	$1,788	100%
		Maximum	$2,662	$2,459	$1,967	200%
		Actual	$2,308	$2,159	$1,731	81%

Final Payout						28.46%

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Based on the Company’s performance results, the MDCC determined that the following fiscal year 2018-2020 PSUs had been earned at 28.46% of target and approved the following share payout amounts:

Fiscal Year 2018-2020 PSUs
	Total Shares Granted	Overall Payout	Proration	Payout Shares
Jason R. Vanderbrink	5,509	28.46%	—	1,567
Mark R. Kowalski	1,856	28.46%	—	528
Dylan S. Ramsey	1,404	28.46%	—	399

Cash Retention Bonuses
    Shortly following his hiring as CEO, Mr. Metz began the process of rebuilding the Company's leadership team. Part of this process included ensuring that existing talent within the Company was retained where necessary to achieve the Company's strategic and financial performance improvement goals. In connection with the Company's efforts to retain Mr. Vanderbrink as a leader within the Ammunition business unit, in November 2017, Mr. Vanderbrink, who was not then an executive officer of the Company, was granted a time-based cash award of $250,000, which vested on the two-year anniversary of the award date. Mr. Vanderbrink, Mr. Kowalski, and Mr. Ramsey also participated in a broad-based cash retention bonus program that was extended in January of 2019 to Director, Senior Director and Vice President-level employees of the Company who were not also executive officers at that time. Pursuant to this program, Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey received time-based cash awards of $52,813, $30,916 and $30,333, respectively, that vested on the one-year anniversary of the award date.

Fiscal Year 2021 Compensation Decisions
Overview

Performance-Based
Time-Based
FY21 Total Annual Compensation
Base Salary
Annual Cash Incentive
EBIT (70%)
Free Cash Flow (30%)
Long-Term Incentive
Restricted Stock (40%)
Performance Shares (60%)
EPS Growth (50%)
Organic Sales Growth (50%)
rTSR (Modifier)

Base Salaries for Fiscal Year 2021
The MDCC conducted its review of our executive officers' base salaries at the MDCC's March 2020 meeting. The MDCC considered potential base salary actions in light of the Company’s current business environment and market data from peer group and other compensation survey sources. As a result of the COVID-19 pandemic, the Company faces a challenging business environment in fiscal year 2021. Many of the Company's current executive officers, including Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey, who became executive officers during fiscal year 2020, did not receive any increase in their base

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salaries as a result of their promotion during the fiscal year. The compensation analysis presented by the compensation consultant indicated that the base salaries of Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey were below market norms in light of their increased responsibilities. Therefore, after careful consideration, the MDCC approved the base salary increases for Mr. Vanderbrink, Mr. Kowalski, and Mr. Ramsey described below. Given the recognition of a challenging environment in which the Company will operate in fiscal year 2021, the MDCC determined that it would hold Mr. Metz's base salary flat for fiscal year 2021.
The MDCC did not make any change to Mr. Lopez's salary level for fiscal year 2021 and during the first quarter of fiscal year 2021, Mr. Lopez was replaced as Senior Vice President and Chief Financial Officer by Sudhanshu Priyadarshi. As part of his hiring, the MDCC approved a base salary for Mr. Priyadarshi of $515,000, which was the same as the base salary paid to Mr. Lopez in fiscal year 2020.
The table below reflects the base salaries for the named executive officers listed below and Mr. Priyadarshi for fiscal year 2021.

Name	FY21 Base Salary	Percentage Increase
Christopher T. Metz	$1,000,000	0%
Sudhanshu Priyadarshi	$515,000	n/a %
Jason R. Vanderbrink	$415,000	11%
Mark R. Kowalski	$275,000	2%
Dylan S. Ramsey	$310,000	17%
Annual Cash Incentive Compensation for Fiscal Year 2021
In May 2020, the MDCC established the performance goals for the annual incentive compensation program for the fiscal year ending March 31, 2021 under the Company's Executive Officer Incentive Plan. In light of the challenging and uncertain business environment facing the Company in fiscal year 2021 as a result of the COVID-19 pandemic, setting annual financial performance targets for fiscal year 2021 was particularly difficult. As a result, the MDCC considered whether half-year or quarterly performance goals might be more appropriate than annual performance goals given the difficulty of forecasting Company performance in this uncertain environment. However, balanced against that difficulty was the MDCC's belief that annual goals are more effective at aligning incentives and driving performance toward the financial and other goals of the Company's strategic transformation plan. In light of this consideration and the importance of achieving the goals of the Company's strategic transformation plan, the MDCC decided to set annual performance targets based on the Company's current expectations for fiscal year 2021 for the financial measures described below. However, the MDCC decided to add an adjustment factor that will allow the MDCC to review and approve adjustments to the Company's actual fiscal year 2021 results against these performance targets to account for impacts to the Company's business arising from the COVID-19 pandemic that were unforeseen at the time the performance targets were set in May 2020.
The MDCC determined that Company EBIT and free cash flow are the appropriate measures to incentivize executive officers subject to the Company's Corporate Plan (Mr. Metz, Mr. Priyadarshi, Mr. Kowalski and Mr. Ramsey) and to maintain their focus on improving the Company's overall profitability and reducing financial leverage in fiscal year 2021, consistent with the goals of the Company's strategic transformation plan. Company free cash flow is defined as cash provided from operations less capital expenditures. The performance goals in the fiscal year 2021 Corporate Plan are weighted 70% on the Company's EBIT and 30% on the Company's free cash flow.
For Mr. Vanderbrink, who is subject to the Ammunition Plan, the MDCC determined that Ammunition EBIT, Ammunition DIO, and profit margin and sales for the Company's Ammunition business unit are appropriate measures to incentivize Mr. Vanderbrink to continue to deliver improved financial performance for his business unit in fiscal year 2021. Mr. Vanderbrink's fiscal year 2021 incentive compensation payout will be based 80% on performance against the performance targets set by the MDCC for the Ammunition Plan and 20% on performance against the performance targets and relative weightings set by the MDCC for the Corporate Plan.
The target level of performance established for each performance goal is based on the Company's financial performance expectations for fiscal year 2021. The target levels of performance were considered by the MDCC and management to be challenging but achievable when set. Vista Outdoor is not providing any guidance, nor updating any prior guidance of its future performance, by reference to these targets.

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When setting the performance goals, the MDCC also specified that, in determining and calculating the performance results at the end of the fiscal year, adjustments could, in the MDCC's sole discretion, be made (in accordance with the provisions of the Executive Officer Incentive Plan) to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws, regulations or other principles affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (including the operating results and related transaction costs of any acquisition or disposition of businesses or assets) or from the early extinguishment of debt;

•	foreign currency exchange gains or losses; and

•	impacts to Company results arising from the COVID-19 pandemic.
Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.
As part of the annual review of individual executive officer compensation levels, the MDCC reviewed and established the annual incentive payment opportunity (expressed as a percentage of base salary) for target performance for each executive officer.
In light of the challenging business environment for the Company in fiscal year 2021 as a result of the COVID-19 pandemic, for fiscal year 2021 the MDCC approved a target annual incentive opportunity for Mr. Metz, Mr. Lopez and Mr. Kowalski that was unchanged from their annual incentive opportunity in fiscal year 2020. The MDCC also approved an annual incentive opportunity of 75% of base salary for Mr. Priyadarshi, which was equal to Mr. Lopez's target annual incentive opportunity in fiscal year 2020.
Target annual incentive opportunities were increased for Mr. Vanderbrink and Mr. Ramsey in light of their recent promotions and to better align with competitive market data.
The fiscal year 2021 target annual incentive payouts approved by the MDCC for the named executive officers listed below and Mr. Priyadarshi are as follows:

Name	Fiscal Year 2021 Annual Cash Incentive Targets (as % of base salary)
Target
Christopher T. Metz	100%
Sudhanshu Priyadarshi	75%
Jason R. Vanderbrink	60%
Mark R. Kowalski	40%
Dylan S. Ramsey	45%

Long-Term Incentive Compensation
The Company's LTI program was revised for fiscal year 2021 to eliminate stock options and increase the weighting allocated to PSUs and RSUs. The new LTI mix is 60% PSUs and 40% RSUs. The MDCC believes that this revised mix provides meaningful incentives for the executive officers to drive the growth of the business and more closely aligns compensation of our executive officers with Company performance. This is the second year in a row that the MDCC has increased the weighting of LTI grants allocated to PSUs.

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* The value of PSU and RSU grants are determined using the closing sale price of Vista Outdoor common stock on the grant date of the award.

Performance Share Units: Awards and Metrics for the Fiscal Year 2021-2023 Performance Period
For the fiscal year 2021-2023 performance period, two metrics were selected to drive progress toward achievement of the goals of the Company's strategic transformation plan, which for fiscal year 2021 and beyond will emphasize organic growth in addition to continued profitability improvement. For the fiscal year 2021-2023 performance period, the MDCC chose Organic Sales Growth and EPS Growth as performance targets, with a relative total stockholder return (rTSR)-based modifier. The MDCC believes that this mix of performance targets will appropriately align management incentives with the long-term organic growth goals of the Company's strategic transformation plan, while maintaining appropriate emphasis on relative and absolute shareholder returns.
In light of the challenging and uncertain business environment facing the Company in fiscal year 2021 as a result of the COVID-19 pandemic, setting three-year financial performance targets for the fiscal year 2021-2023 performance period was particularly difficult. To account for this uncertainty, the MDCC decided that it would be appropriate to set three separate one year targets for EPS Growth and Organic Sales Growth, then base final payouts under the PSUs on the average achievement level against those three one-year targets at the end of the performance period. The MDCC also decided to add an adjustment factor that will allow the MDCC to review and approve adjustments to the Company's actual fiscal year 2021 results against these performance targets to account for impacts to the Company's business caused by the COVID-19 pandemic that were unforeseen at the time the performance targets were set in May 2020. The metrics and targets for the fiscal year 2021-2023 performance period PSUs are described in more detail below:

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Component	Weight	Metric
EPS Growth	50%
EPS Growth, determined by achievement against three 1-year goals, with final payout based on the average achievement level at the end of the 3-year performance period. The payouts determined as follows:

		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%
Component	Weight	Metric
Organic Sales Growth	50%
Organic Sales Growth, determined by achievement against three 1-year goals, with final payout based on the average achievement level at the end of the 3-year performance period. The payouts determined as follows:

		% of Target Payout
		Threshold	25%
		Target	100%
		Maximum	200%
Component	Weight	Metric
rTSR	Modifier
rTSR will be calculated over the three-year performance period using the average of the closing stock prices on the 30 trading days prior to the start and prior to the end of the three-year performance period. Vista Outdoor's results will be compared to the S&P SmallCap 600 Index (excluding companies in the financial sector) to determine whether a positive or negative modifier should be applied to the payout determined by achievement against the EPS and Sales Growth targets described above. If absolute TSR is negative during the performance period but is at or above the 75th percentile on a relative basis, no positive modifier will be applied to final payouts.

			Percentile Achievement	% of Target Payout
		Threshold	At or below the 25th	-20%
		Target	26th to 74th	0%
		Maximum	At or above the 75th	+20%

For all measures, no payout will be made if performance falls short of threshold, and the actual amounts payable will be interpolated on a straight-line basis between the threshold and target or between the target and maximum, as applicable. The target levels of performance were considered by the MDCC and management to be challenging but achievable when established.

When setting the goals, the MDCC also specified that in determining and calculating the performance results at the end of the performance period, adjustments may, in the MDCC's sole discretion, be made to eliminate the negative or positive effects of:

•	charges for extraordinary items and other unusual or non-recurring items of loss or gain;

•	asset impairments;

•	litigation or claim judgments or settlements;

•	changes in the Internal Revenue Code or statutory tax rates;

•	changes in accounting principles (including the impact of any changes in accounting policies);

•	changes in other laws or regulations affecting reported results;

•	charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities;

•
gains or losses from the acquisition or disposition of businesses or assets (but only with respect to transaction costs and transition/integration costs arising from any acquisition or disposition of businesses or assets) or from the early extinguishment of debt;

•	foreign currency exchange gains or losses; and

•	impacts to Company results arising from the COVID-19 pandemic.

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Actual performance will be measured following the end of the performance period. The MDCC retains the discretion to adjust incentive payment amounts downward after the adjustments have been calculated.

Under GAAP, the "grant date" for a PSU award is the date on which the targets applicable to that PSU award are set. In May 2020, the MDCC approved Sales Growth, EPS Growth and rTSR targets for fiscal year 2021, the first year of the fiscal year 2021-2023 performance period. As a result, pursuant to GAAP the grant date for one-third of the fiscal year 2021-2023 PSU awards made to our named executive officers fell in our fiscal year 2021. The value of that one-third portion of the fiscal year 2021-2023 PSU awards on the May 2020 grant date will be included in the Summary Compensation Table in our fiscal year 2021 proxy. Because the grant date for fiscal year 2020-2022 PSU awards to our named executive officers fell in our fiscal year 2019, the value of those awards were included in the Summary Compensation Table in our fiscal year 2019 proxy statement and no performance share grants for our named executive officers have been included in the fiscal year 2020 Summary Compensation Table included in this proxy statement. See Note 4, below, under "Named Executive Officer Compensation - Summary Compensation Table."

The table below shows the total number of fiscal year 2021-2023 PSUs awarded to our named executive officers at target performance, and their target total value, in each case as approved by the MDCC at its May 2020 meeting:

Name	Target FY 2021 - 2023 Performance Shares: Number of Shares	Target FY 2021-2023 Performance Shares: Award Value
Christopher T. Metz	355,475	$1,980,000
Jason R. Vanderbrink	86,175	$480,000
Mark R. Kowalski	24,236	$135,000
Dylan S. Ramsey	32,315	$180,000

Additionally, as part of his hiring Mr. Priyadarshi was granted a fiscal year 2021 long-term incentive award that included a PSU award with a grant date fair value of $480,000, or 47,524 shares at target performance.
Chief Executive Officer Fiscal Year Target Annual Compensation Mix
Consistent with our pay for performance philosophy, a substantial percentage of our CEO's target total direct annual compensation, 81%, is directly linked to the successful achievement of the Company’s short-term and long term performance goals through performance-based, variable and at-risk compensation, allocated as shown below. For fiscal year 2021, the MDCC did not increase total target compensation for our CEO from the level approved for fiscal year 2020.

Chief Executive Officer
Salary, 19%
Bonus, 19%
PSU, 37%
RSU, 25%
At-Risk = 81%

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The total fiscal year 2020 target compensation approved by the MDCC for our CEO differs from the amount reported in the Summary Compensation Table due to the timing of the grant of our PSU awards, which resulted in no PSU grant for our CEO being included in our fiscal year 2020 Summary Compensation Table. The MDCC has not increased total target annual compensation for our CEO for the past three years. The total fiscal year 2019, 2020 and 2021 target annual compensation package approved by the MDCC for our CEO is below:

Name	Year	Base Salary	Target Annual Cash Bonus	Annual Long-Term Incentive Grant			Total Target Annual Compensation
				RSUs	PSUs	Options
Christopher T. Metz	FY2021	$1,000,000	$1,000,000	$1,320,000	$1,980,000	N/A	$5,300,000
	FY2020	$1,000,000	$1,000,000	$990,000	$1,815,000	$495,000	$5,300,000
	FY2019	$1,000,000	$1,000,000	$990,000	$990,000	$1,320,000	$5,300,000
Benefits
Vista Outdoor provides certain benefits to our named executive officers in the form of health, welfare, and retirement benefits. We do so to support the attraction and retention of highly skilled executives. The Company's benefit programs offer flexibility and choice. Under our benefit programs, employees have the opportunity to choose which benefits fit their personal family and financial needs.
Health and Welfare Benefits. Our named executive officers participate in the same health and welfare programs as all other Company employees.
Qualified Retirement Benefits. Generally, our named executive officers participate in the standard employee retirement programs, which typically consists of participation in the Vista Outdoor Inc. 401(k) Plan (the “401(k) Plan”).
Nonqualified Deferred Compensation. We offer two nonqualified deferred compensation plans as tools for our key employees to plan for their financial future. The first plan, the Defined Contribution Supplemental Executive Retirement Plan (the “DC SERP”) is designed to allow for retirement savings above the limits imposed by the Internal Revenue Service for 401(k) plans on a tax-deferred basis. Specifically, the DC SERP provides for a small 401(k) make-up match, which is included in the Summary Compensation Table, to ensure that named executive officers get the full benefit of the Company’s matching contribution, like every other employee, without regard to the IRS compensation limit applicable to the 401(k) plan. Separately, the Company sponsors a traditional Nonqualified Deferred Compensation Plan (“NQDCP”) which allows employees to make voluntary deferrals of compensation. Currently, no named executive officers, or any other active Company employees, participate in the NQDCP. All accounts are credited with earnings and investment gains and losses by assuming that deferred amounts were hypothetically invested in one or more investment alternatives selected by the participant under the terms of the plans. These investment choices are generally the same as those offered to all Company employees through the 401(k) Plan. Balances in the deferred compensation plans reflect amounts that have accumulated over time.
Severance. From time to time, we need to provide a named executive officer a severance package in connection with a termination of employment. Generally, the package for named executive officers is aligned with the benefits outlined in the Company's Executive Severance Plan. In certain circumstances, we may offer additional severance benefits to facilitate successful organizational transitions. The Executive Severance Plan is in keeping with competitive norms, and it is periodically benchmarked against the market. Payments that may be made under this plan are described below under the heading "Potential Payments Upon Termination or Change in Control."
Change-in-Control. Named executive officers participate in our Income Security Plan, which provides for severance payments under certain circumstances following a change-in-control of the Company. We believe this plan helps ensure that our officers will remain focused on the best interests of our stockholders during periods of uncertainty regarding the officers' future employment prospects. Payments under this plan are not triggered solely by a change-in-control, but rather by termination of employment (that meets certain conditions specified in the plan) following a change-in-control. Periodically the MDCC reviews the plan design against market competitive practices for such plans.

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Perquisites
Vista Outdoor provides minimal perquisites to our named executive officers, to help ensure our overall executive rewards are competitive and in keeping with our principal orientation to more direct elements of pay (i.e., base salaries and performance-based incentives). For fiscal year 2020, the perquisite package included the following components:

•	Executive disability insurance

•	Executive health exams

•	Umbrella liability insurance program
In connection with an assessment of the competitiveness of the umbrella liability insurance benefit, as well as changes in the marketplace with respect to such coverage, the MDCC determined to allow such coverage to expire on May 2, 2019 without replacement. Accordingly, the umbrella liability insurance benefit is no longer offered to our named executive officers.
None of the perquisites listed above include a tax gross-up. All perquisites paid to our named executive officers are disclosed in the Summary Compensation Table under the "All Other Compensation" column.
Compensation Outside of the Standard Program
In certain circumstances, such as hiring a new executive officer, we may provide compensation outside our standard executive compensation program. When we offer employment to a new executive officer, we follow the guidelines in our executive compensation philosophy, unless individual circumstances, combined with competitive market practices, require us to include additional compensation (e.g., signing bonus or special equity grant) to attract and retain the executive talent we need. In general, we do not pay our executives additional compensation for special projects or program results. We believe that we provide a fair and competitive total compensation package to our executive officers for delivering business results that are expected and subsumed under our pay-for-performance philosophy.
Recoupment (Clawback) and Forfeiture
The Company has in place a recoupment (clawback) policy that reserves the right of the MDCC to recoup any incentive awards from an executive officer if there is a material restatement of the Company's financial results. If the MDCC determines a recoupment is appropriate in the exercise of its discretion, considering all the facts and circumstances, the executive officer shall forfeit and pay back a portion, or all, of the outstanding or previously granted awards as determined by the MDCC. This includes awards that are deferred into the Vista Outdoor NQDCP.
Executive Officer Stock Holding Requirement
Each named executive officer is required to retain at least 50% of the net shares (remaining after taxes are withheld) of Vista Outdoor common stock acquired as compensation through separation of service to ensure that executives' interests and actions are aligned with the interests of the Company's stockholders. This approach underscores an ownership mentality for our executives, which we hold as a cornerstone of our overall approach to compensation.
The MDCC periodically reviews the holdings of executives to ensure compliance with the stock holding requirement and has determined that each named executive officer is currently in compliance with the requirement. These shares must be held until the executive leaves the Company or is no longer an executive officer.
No Hedging or Pledging of Vista Outdoor Stock
The Company's Insider Trading Policy prohibits all directors and employees, including executive officers, from executing short sales of Company securities and from purchasing or selling options on Company securities of any kind, whether puts, calls or other derivative securities. The Insider Trading Policy also prohibits pledges of Company securities, purchasing Company securities on margin or incurring any indebtedness secured by a margin or similar account in which Company securities are held, without the prior approval of the Audit Committee of the Company's Board of Directors.

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In accordance with Company practice, Vista Outdoor's named executive officers have provided written representations to the Company that they do not hedge the economic risk of ownership of Vista Outdoor common stock and have not pledged any of their shares of Vista Outdoor stock during the last fiscal year.
Compensation Risk Assessment Process and Conclusion
Vista Outdoor believes that its compensation programs are designed and administered in a manner that discourages excessive or inappropriate risk taking by employees, for the following reasons:

1.
Adequate oversight of program design and metrics is exercised by either the MDCC, which approves all elements of executive compensation, or the corporate human resources and/or finance departments for programs covering all other employees. Appropriate controls are in place to ensure that incentive compensation programs follow the Company's policies and practices.

2.	Compensation programs provide a balanced mix of cash and equity, and annual and long-term incentives.

3.
Performance metrics are formulaic (sales, EBIT, return on capital, free cash flow, and total stockholder return) and are balanced in order to create a greater focus on sustained value creation over time. In setting the performance metrics, the MDCC selects adjustment factors to be used in calculating results in order to eliminate inappropriate influence in the management decision-making process.

4.	Equity awards are subject to extended, laddered vesting schedules, which reduces the emphasis on and impact of any single vesting date or performance period.

5.	Maximum payout levels for annual and long-term incentive compensation for all executive officers are capped, and there is only downward discretion for varying payments based on individual performance.

6.	The MDCC has discretion to recoup incentive payments in the event there is a material restatement of the Company's financial results.

7.	Executive officers and other management employees are subject to share-retention requirements.

8.	Compensation administration and payments are regularly audited by both internal and external auditors.
The MDCC performs an annual compensation risk assessment, with support from its external compensation consultant, and has concluded that the Company’s compensation programs do not encourage executives or other employees to take inappropriate risks that are reasonably likely to have a material adverse effect on the Company.

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NAMED EXECUTIVE OFFICER COMPENSATION TABLES
The Summary Compensation Table and other tables below provide information concerning the compensation of the Company's named executive officers for the fiscal year ended March 31, 2020, as well as information regarding outstanding equity grants, and non-qualified deferred compensation benefits and potential payments upon termination or a change in control with respect to the Company.

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SUMMARY COMPENSATION TABLE (2020, 2019 AND 2018)
The following table shows the cash and non-cash compensation awarded to or earned by the Chief Executive Officer, Chief Financial Officer and each of our other named executive officers during fiscal years 2020, 2019 and 2018. In accordance with the rules of the Securities and Exchange Commission, compensation information is provided only for the fiscal years for which each individual was a named executive officer.

Name and Principal Position	Year (1)	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(5)	Non-equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Christopher T. Metz	FY20	$1,000,000	$—	$1,319,996	$—	$1,415,000	$158,561	$3,893,557
Chief Executive Officer and Director	FY19	$980,770	$—	$3,002,524	$495,000	$1,615,000	$31,147	$6,124,441
	FY18	$461,539	$500,000	$4,470,748	$1,319,994	$—	$141,859	$6,894,140
Miguel A. Lopez	FY20	$515,000	$—	$319,997	$—	$546,544	$69,817	$1,451,358
SVP, Chief Financial Officer	FY19	$475,385	$—	$1,183,554	$428,347	$598,156	$69,476	$2,754,918
Jason R. Vanderbrink	FY20	$382,212	$302,813	$319,997	$—	$187,000	$42,329	$1,234,351
President, Ammunition
Mark R. Kowalski	FY20	$274,157	$30,916	$139,989	$—	$130,356	$66,473	$641,891
Controller and Chief Accounting Officer
Dylan S. Ramsey	FY20	$264,200	$30,333	$119,995	$—	$112,034	$20,672	$547,234
Vice President, General Counsel & Corporate Secretary

(1)	The years reported are the Company’s fiscal years ended March 31, 2020, March 31, 2019 and March 31, 2018, respectively.

(2)
Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the Company's 401(k) Plan or NQDCP. No named executive officer currently participates in the NQDCP.

(3)
The amounts in the column reflect the fact that: (i) prior to becoming an executive officer, Mr. Vanderbrink was granted a time-based cash retention bonus in the amount of $250,000, which vested, after a two year retention period, in November 2019, (ii) Mr. Vanderbrink, Mr. Kowalski, and Mr. Ramsey participated in a broad-based cash retention bonus program that was extended in January of 2019 to Director, Senior Director and Vice President-level employees of the Company who were not also executive officers at that time. Pursuant to this program, Mr. Vanderbrink, Mr. Kowalski and Mr. Ramsey received time-based cash awards of $52,813, $30,916 and $30,333, respectively, that vested in January, 2020, and (iii) Mr. Metz had a guaranteed annual incentive award for fiscal year 2018. Mr. Metz’s guaranteed annual incentive was intended to be in lieu of a sign-on bonus for his first fiscal year of employment (2018) and accounted for the fact that nearly half of the fiscal year was over by the time he joined the Company.

(4)
This column shows the aggregate grant date fair value of RSU and PSU awards computed in accordance with GAAP in the United States. The amounts in this column are determined in accordance with FASB ASC Topic 718, and for RSU awards are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date the RSUs were granted. The methodology used to arrive at the value of PSU awards is disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2020.

PSUs for the fiscal year 2021-2023 performance period were granted in May 2020. Pursuant to applicable SEC rules, the PSUs, which are described above in "Compensation Discussion and Analysis - Fiscal Year 2021 Compensation Decisions - Long-Term Incentive Compensation", are not included in the above table as they were granted after the close of fiscal 2020. The performance awards are subject to financial performance growth targets for Organic Sales Growth and EPS Growth that are established by the MDCC at the beginning of each year of the performance period. Accordingly, under GAAP one-third of the PSUs are considered to be granted in each year of the performance period

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and will be reflected in the Summary Compensation Table for each of those years. Similarly, one-third of the expense for the fiscal year 2021-23 PSUs will be recognized in the Company's financial statements in each year of the performance period under FASB ASC Topic 718.

(5)
The amounts in this column show the aggregate grant date fair value computed in accordance with GAAP in the United States. The amount is determined in accordance with FASB ASC Topic 718, based on the fair value of the stock option award as estimated using the Black‑Scholes option‑pricing model multiplied by the number of shares subject to the option award. The assumptions used to arrive at the Black‑Scholes value are disclosed in Note 17 to the consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2020.

(6)
For fiscal years 2019 and 2020, these amounts represent payment of annual incentive compensation earned with respect to the fiscal year ended March 31, 2019 and March 31, 2020 for fiscal years 2019 and 2020, respectively. The annual incentive compensation program and payments were based on achievement of performance goals approved by the Committee following an evaluation of the Company’s financial performance. For fiscal year 2020, these performance goals are described in further detail above under "Compensation Discussion and Analysis - Compensation for Fiscal Year 2020 - Annual Incentive Compensation Payouts for Fiscal Year 2020". Annual cash incentive payments to the named executive officers for fiscal year 2020 were calculated as a function of each named executive officer's approved base salary and annual cash incentive opportunity. Amounts in this column include amounts, if any, deferred at the direction of the executive officer pursuant to the 401(k) Plan.

(7)
The table below shows the components of this column for fiscal year 2020, which include perquisites, and Company matching and contributions to the Company's defined contribution plans. The amounts represent the amount paid or accrued by, or the incremental cost to, the Company.

Name	Disability Insurance Premium	401(k) Plan Contributions (a)	DC SERP Plan Contributions (b)	Umbrella Policy	Relocation-Related Expenses (c)	Other Perquisites (d)
Christopher T. Metz	$4,707	$9,877	$140,100	$402	$—	$3,475
Miguel A. Lopez	$3,369	$13,235	$49,989	$145	$—	$3,079
Jason R. Vanderbrink	$1,932	$14,204	$13,200	$145	$11,078	$1,770
Mark R. Kowalski	$—	$15,000	$6,157	$—	$43,924	$1,392
Dylan S. Ramsey	$—	$15,036	$5,559	$—	$—	$77

(a)
Due to timing, the amounts in this column consist of employer matching contributions for fiscal year 2020 as well as make up match contributions for the 2019 plan year, which ended December 31, 2019 (contributed to the plan in March 2020).

(b)	Reflects contributions for the 2019 plan year, which ended December 31, 2019 (contributed in May 2020).

(c)	The amounts in this column consist of relocation and relocation tax assistance expenses paid by the Company for Mr. Vanderbrink and Mr. Kowalski.

(d)	The amounts reflected in this column consist of the costs for executive annual physical examinations, non-profit matching contributions and entertainment related to business events.

The portion of the All Other Compensation amounts for fiscal year 2019, representing DC SERP Plan contribution amounts, have been adjusted for Mr. Metz and Mr. Lopez to reflect the year in which the contributions were earned.

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GRANTS OF PLAN-BASED AWARDS (2020) TABLE
The following table summarizes the grants of equity and non-equity plan-based awards made to the named executive officers during the fiscal year ended March 31, 2020. The non-equity awards were granted under the Company's Executive Officer Incentive Plan, and the equity awards were granted under the Vista Outdoor 2014 Stock Incentive Plan.

Name	Grant Date (1)	Incentive Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards: Number of Shares of Stock			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Max ($)	Threshold (#)	Target (#)	Max (#)
Christopher T. Metz		Annual (2)	$500,000	$1,000,000	$2,000,000
	3/10/2020	RSU (3)							236,983			$1,319,996
Miguel A. Lopez		Annual (2)	$193,125	$386,250	$772,500
	3/10/2020	RSU (3)							57,450			$319,997
Jason R. Vanderbrink		Annual (2)	$103,125	$206,250	$412,500
	3/10/2020	RSU (3)							57,450			$319,997
Mark R. Kowalski		Annual (2)	$54,000	$108,000	$162,000
	3/10/2020	RSU (3)							16,157			$89,995
	11/5/2019	RSU(4)							7,142			$49,994
Dylan S. Ramsey		Annual (2)	$46,410	$92,820	$139,230
	3/10/2020	RSU (3)							21,543			$119,995

(1)	The grant date is the date the MDCC met and approved the RSU awards included in this table.

(2)
The amounts for each officer reflect the potential cash payout for the fiscal year 2020 annual incentive program if all performance measures are satisfied at the applicable level. The actual amount paid with respect to such plan appears in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above. The material terms of the award are described above in "Compensation Discussion and Analysis - Compensation for Fiscal Year 2020 - Annual Incentive Compensation Payouts for Fiscal Year 2020."

(3)
The number of RSUs shown in this row represents the actual number of RSUs granted to the named executive officers on March 10, 2020. All RSUs shown in this row vest in three equal annual installments beginning on the first anniversary of the grant date.

(4)
Mr. Kowalski received RSUs in connection with his appointment as Chief Accounting Officer, pursuant to the Company’s Amended and Restated 2014 Stock Incentive Plan, having a grant date value equal to $50,000, which units shall vest in two equal installments on the first and second anniversaries of the grant date, subject to his continued employment with the Company through the applicable vesting date.

(5)
This column shows the full grant date fair value of the RSU awards under FASB ASC Topic 718. The amounts are calculated based on the number of shares awarded multiplied by the closing price of the Company's common stock on the date the RSU awards were granted.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2020

The following table shows the unexercised stock options, RSUs not vested and PSUs not earned as of March 31, 2020 by the named executive officers.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of Securities Underlying Unexercised Options (#) Exercisable (2)	Number of Securities Underlying Unexercised Options (#) Unexercisable (2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)(6)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Christopher T. Metz	10/9/2017	—	—	$—	—	26,919	$236,888
	3/13/2018	113,110	56,555	$16.06	3/13/2028	34,040	$299,552	30,821	$271,225
	3/12/2019	41,666	83,334	$8.38	3/12/2029	78,759	$693,080	108,293	$952,979
	3/10/2020	—	—	$—	—	236,983	$2,085,451

Miguel A. Lopez	4/16/2018	11,907	23,815	$17.83	4/16/2028	8,665	$76,252	6,498	$57,183
	3/12/2019	10,046	20,093	$8.38	3/12/2029	18,990	$167,112	26,111	$229,777
	3/10/2020	—	—	$—	—	57,450	$505,560

Jason R. Vanderbrink	3/13/2018	9,638	4,822	$16.06	3/13/2028	3,894	$34,268	2,334	$20,540
	3/12/2019	4,734	9,470	$8.38	3/12/2029	8,950	$78,760	12,306	$108,293
	3/10/2020	—	—	$—	—	57,450	$505,560

Mark R. Kowalski	3/13/2018	2,338	1,170	$16.06	3/13/2028	1,324	$11,652
	1/2/2019	—	—	$—	—	5,280	$46,464
	1/23/2019	—	—	$—	—	2,667	$23,470
	11/5/2019	—	—	$—	—	7,142	$62,850
	3/10/2020	—	—	$—	—	16,157	$142,182

Dylan S. Ramsey	3/13/2018	1,606	804	$16.06	3/13/2028	910	$8,008
	1/2/2019	—	—	$—	—	5,180	$45,584
	3/10/2020	—	—	$—	—	21,543	$189,579

(1)	For a better understanding of this table, we have included an additional column showing the grant dates of stock options, RSUs and PSUs.

(2)	Stock options vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)	Includes RSU awards, which generally vest in three equal annual installments beginning on the first anniversary of the grant date.

(4)
The amounts in this column were calculated using a per share value of $8.80, the closing price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2020, the last trading day of the fiscal year.

(5)
The amounts shown reflect the payout of PSUs based on achievement at the threshold level of performance. The vesting and payout of any PSUs for the respective performance periods ending on March 31 will be determined after the corresponding fiscal year ending March 31, based on the actual achievement of specified performance goals.

(6)
For the shares granted on March 13, 2018 for the performance period of April 1, 2018 through March 31, 2021 and the shares granted on March 12, 2019, with respect to the period of April 1, 2019 through March 31, 2022, the shares correspond to a long-term incentive award relating to two performance metrics (EBIT based on a cumulative target over the three-year period and relative total stockholder return (rTSR) over the three-year period).

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OPTION EXERCISES AND STOCK VESTED (2020) TABLE
The following table provides information for the named executive officers regarding the exercise of stock options and vesting of RSUs during the fiscal year ended March 31, 2020.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(1)
Christopher T. Metz	—	—	100,336	$541,840
Miguel A. Lopez	—	—	13,826	$83,151
Jason R. Vanderbrink	—	—	10,201	$53,384
Mark R. Kowalski	—	—	3,274	$21,923
Dylan S. Ramsey	—	—	1,375	$8,710

(1)
The value realized was determined by multiplying the number of vested shares by the closing market price of the Company’s stock on the date of vesting. If the vesting fell on a weekend or holiday, the closing market price of the Company’s common stock on the business day preceding the vesting date was used to determine the value realized. The number of shares of RSUs that vested for each of the officers is as follows:

Name	Vesting Date	Number of Shares
Christopher T. Metz	10/9/2019	26,919
	3/12/2020	39,379
	3/13/2020	34,038
Miguel A. Lopez	4/16/2019	4,332
	3/12/2020	9,494
Jason R. Vanderbrink	3/12/2020	4,474
	3/13/2020	5,727
Mark R. Kowalski	1/23/2020	1,333
	3/13/2020	1,321
	3/27/2020	620
Dylan S. Ramsey	3/13/2020	907
	3/27/2020	468

The Company withheld shares of common stock from each officer having a value equal to the applicable tax withholding requirement.

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NONQUALIFIED DEFERRED COMPENSATION (2020) TABLE
The following table provides information for the executive officers named in the Summary Compensation Table regarding contributions, earnings, distributions and year-end account balances with respect to the contributions to the Company's Defined Contribution Supplemental Executive Retirement Plan (the "DC SERP"). None of the named executive officers have a balance in the Nonqualified Deferred Compensation Plan.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings in Last Fiscal Year ($) (2)	Aggregate Withdrawals/ Distributions in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($) (3)
Christopher T. Metz	DC SERP	$—	$140,100	$(3,308)	$—	$209,138
Miguel A. Lopez	DC SERP	$—	$49,989	$(132)	$—	$54,750
Jason R. Vanderbrink	DC SERP	$—	$13,200	$(2,626)	$—	$35,974
Mark R. Kowalski	DC SERP	$—	$6,157	$(497)	$—	$10,570
Dylan Ramsey	DC SERP	$—	$5,559	$(366)	$—	$8,852

(1)	Reflects contributions for the 2019 plan year, which ended December 31, 2019 (contributed in May 2020).

(2)
This column reflects earnings and losses (including interest, dividends, market or stock appreciation or depreciation). Since earnings are not “above market” or preferential, the earnings are not reported in the Summary Compensation Table.

(3)
The above amounts represent aggregate contributions made by the executive officer or the Company for the benefit of the executive officer, plus earnings on such contributions, since the officer's commencement of participation in the plan(s) through the end of fiscal year 2020, including amounts accrued for the 2019 plan year, which ended December 31, 2020. All such amounts were previously reported in the Summary Compensation Table in this or prior years.

Defined Contribution Supplemental Executive Retirement Plan
The Company maintains the DC SERP for the benefit of certain highly-compensated employees of the Company, including its executive officers.
Participation in the DC SERP is limited to employees who receive eligible compensation in excess of the IRS annual compensation limit and who make the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan.
For fiscal year 2020, an annual match allocation of 6% of compensation in excess of the IRS compensation limit has been made to a participant’s account if the participant has made the maximum allowable before-tax or Roth 401(k) contributions to the Vista Outdoor 401(k) Plan for the calendar year. Under the terms of the DC SERP, vesting for the match allocation under the DC SERP will occur following one year of vesting service. A participant will become fully vested upon death, attainment of age 65, total disability while employed by Vista Outdoor, or upon a change in control. The DC SERP is an unfunded plan, meaning that participants’ accounts will be bookkeeping entries only and will not entitle them to ownership of any actual assets. Under the terms of the DC SERP, participants’ account balances will be credited with earnings and investment gains and losses by assuming that the allocations were hypothetically invested in one or more investment funds made available by the Company from time to time under the DC SERP and those investments generally match the investment funds available under the 401(k) Plan.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
The Company has also adopted the Income Security Plan, an Executive Severance Plan and certain other arrangements (collectively, the "Executive Officer Separation Arrangements") that provide for benefits and payments to the Company’s named executive officers upon termination of their employment with the Company.
The benefits and payments that the Company’s named executive officers could receive under certain hypothetical termination scenarios are described in the narrative below and quantified in the table that follows. The Company believes that these arrangements provide competitive benefits to senior executives and that they will help protect the interests of the Company in the event of an acquisition.
In addition to the benefits and payments described below, the Committee may review any named executive officer’s separation on a case-by-case basis and exercise its business judgment to customize the terms of each such separation in consideration of all relevant circumstances, including:

•	the reasons for the separation;

•	market competitive practices for comparable separation scenarios;

•
potential benefits to the Company, such as retention of the named executive officer’s services for a transition period, maintenance of the Company’s positive reputation internally and externally, and preservation of the Company’s ability to recruit highly talented executives;

•	the executive’s tenure and contributions to the Company’s success; and

•	the impact of the separation on the Company and its stockholders.
In order for any of the Company’s named executive officers to qualify for the termination benefits provided by the Company’s Income Security Plan, Executive Severance Plan and forms of equity award agreement in the scenarios described below, the relevant named executive officer would be required to execute a general release of claims in favor of the Company. In order to receive the post-termination benefits described below, the Company’s named executive officers are also required to comply with customary non-competition and non-solicitation covenants for a period following termination specified in the relevant plan or agreement (typically one or two years), and to comply with general confidentiality and non-disparagement covenants.
Potential Payments Under Certain Termination Scenarios
Voluntary Termination and Termination for Cause
If the employment of any of the Company’s named executive officers is voluntarily terminated or terminated “for cause,” then no additional payments or benefits will accrue or be paid to the individual under the Executive Officer Separation Arrangements, other than what has been accrued and vested in the benefit plans discussed above in this proxy statement under the headings "Summary Compensation Table" and "Nonqualified Deferred Compensation." A voluntary termination or involuntary termination for cause will not trigger an acceleration of the vesting of any stock options or other long-term incentive awards, and any such awards that had not already vested would be forfeited.
Retirement
Under the Company’s Executive Officer Incentive Plan, upon retirement of a named executive officer, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period. On retirement, any outstanding unvested RSUs, options or PSUs held by a named executive officer would be forfeited.

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Termination Without Cause
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated without cause, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
If the employment of any of the named executive officers is terminated by the Company without cause, the officer would be eligible under the Company’s Executive Severance Plan for a lump sum payment equal to 12 months of base salary, plus an additional lump sum of $15,000 to defray health care costs. The Company’s severance practices also provide for an estimated $5,000 of outplacement services for each named executive officer upon termination by the Company without cause.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any restricted stock unit award granted to the named executive officer by the Company that would have vested within 12 months of the officer's date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination without cause, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated by the Company without cause will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Disability
Under the Company’s Executive Officer Incentive Plan, in the event that a named executive officer is terminated due to disability, the officer would be entitled to receive a prorated portion of any annual cash incentive award actually earned, payable at the end of the relevant performance period. The payment would be based on actual performance measured following the end of the performance period and would be prorated for the period of employment prior to termination, provided that the officer completed at least 90 days of employment in the performance period.
The Company’s restricted stock unit award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any restricted stock units granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
The Company’s non-qualified stock option award agreements provide that following a named executive officer's termination due to disability, the officer will receive accelerated vesting for any stock options granted to the named executive officer by the Company that would have vested within 12 months of the officer’s date of termination.
In addition, the Company’s performance share award agreements provide that a named executive officer whose employment is terminated due to disability will receive a portion of the shares of common stock that would have been earned based on actual results following the end of the relevant performance period, prorated for the period of employment during the performance period and provided that the named executive officer was employed for at least 90 days during the performance period.
Any other outstanding unvested equity awards held by a named executive officer for which vesting does not accelerate as described above would be forfeited.
Termination Due to Death
If any of the Company’s named executive officers die, the officer’s estate would be entitled to receive benefits and payments similar to those outlined above under “Termination Due to Disability.”

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Potential Payments Upon Termination Following a Change in Control
Income Security Plan
The Company’s Income Security Plan provides income security protection to certain executives of Vista Outdoor, including the named executive officers, in the event of a “qualifying termination” in connection with a “change in control” of the Company, in each case as those terms are defined in the Income Security Plan. Generally, a qualifying termination is an involuntary termination of employment without “cause” or a voluntary termination of employment for ‘‘good reason,’’ in each case, as those terms are defined in the Income Security Plan.
Participation in the Income Security Plan is limited to the following groups of individuals, with different levels of payments and benefits:

•
Tier 1 Participants, consisting of the Company’s officers subject to beneficial ownership reporting and other requirements under Section 16 of the Exchange Act, including the named executive officers; and

•	Tier 2 Participants, consisting of any other Company employee designated by the Compensation Committee to participate in the plan for the current fiscal year.
Under the terms of the Income Security Plan, in the event of a qualifying termination, generally within 24 months following and, in certain instances, within six months prior to, a change in control of the Company, a named executive officer would receive:

•	a lump sum cash payment in an amount equal to two times the sum of the Section 16 Officer’s then current annual base salary and then current target bonus opportunity;

•	a pro-rata bonus for the year in which the qualifying termination occurs, paid out at target or actual performance depending on when such termination occurs;

•	a lump sum cash payment equal to the amount the officer would have received under any long-term cash incentive plan, assuming target level performance;

•	accelerated vesting of all outstanding unvested equity awards, with performance-vesting equity awards vesting at target level performance; and

•
provided the officer timely elects coverage under COBRA upon termination, an amount equal to the excess, if any, of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of up to 18 months following such termination.

The Income Security Plan does not have a tax gross-up provision, and the plan automatically reduces the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in a participant receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

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Potential Payments Upon Termination Table (2020)
The following table shows potential payments to the named executive officers upon death, disability, layoff and termination of employment following a change in control of the Company. The amounts shown assume that the termination was effective March 31, 2020, the last day of the fiscal year, and are estimates of the amounts that would be paid to the executive officers upon termination, in addition to the base salary, annual incentive and long-term incentive earned during fiscal year 2020 and any applicable retirement amounts payable to the executive officers under the 401(k) Plan and DC SERP. The actual amounts to be paid can only be determined at the actual time of an officer's termination. No tax gross-ups are paid to the executive officers upon termination of employment.

	Christopher T. Metz	Miguel A. Lopez	Jason R. Vanderbrink	Mark Kowalski	Dylan Ramsey
Payments Upon Termination Without Cause
Cash Payment	$1,000,000	$515,000	$415,000	$275,000	$310,000
Equity
Stock Options (1)	$17,501	$4,220	$1,989	$—	$—
RSUs (2)	$1,578,122	$290,189	$242,158	$125,426	$93,993
Performance Awards (3)	$996,952	$229,425	$99,581	$—	$—
Health and Welfare Benefits	$15,000	$15,000	$15,000	$15,000	$15,000
Outplacement (4)	$5,000	$5,000	$5,000	$5,000	$5,000
Total	$3,612,575	$1,058,834	$778,728	$420,426	$423,993
Payments Upon Death or Disability
Cash Payment	$—	$—	$—	$—	$—
Equity
Stock Options (1)	$17,501	$4,220	$1,989	$—	$—
RSUs (2)	$1,578,122	$290,189	$242,158	$125,426	$93,993
Performance Awards (3)	$996,952	$229,425	$99,581	$—	$—
Health and Welfare Benefits	$—	$—	$—	$—	$—
Total	$2,592,575	$523,834	$343,728	$125,426	$93,993
Payments Upon Termination following a Change in Control (5)
Cash Payment	$4,000,000	$1,802,500	$1,328,000	$770,000	$899,000
Equity
Stock Options (1)	$35,000	$8,439	$3,977	$—	$—
RSUs (2)	$3,314,969	$748,924	$618,587	$286,616	$243,170
Performance Awards (6)	$2,448,424	$573,927	$257,673	$—	$—
Health and Welfare Benefits (7)	$35,573	$19,251	$22,652	$7,487	$22,652
Total	$9,833,966	$3,153,041	$2,230,889	$1,064,103	$1,164,822

(1)
Values are determined by multiplying the number of options vesting on termination by the spread between the option price and $8.80, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2020, the last trading day of the fiscal year. Underwater stock options (i.e., options with an exercise price greater than $8.80) are excluded from the table above because they have no value as of March 31, 2020.

(2)
Values are determined by multiplying the number of shares of RSUs by $8.80, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2020, the last trading day of the fiscal year.

(3)	Values in this row reflect a pro-rata target level payout pursuant to PSUs for the fiscal year 2019-2021 and 2020-2022 performance period.

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(4)	Approximate value of six months of outplacement, which the executive officer can elect in the officer's discretion.

(5)
The Income Security Plan does not have tax gross-up provisions, and automatically reduce the benefits provided to the maximum amount allowed under Section 280G of the Internal Revenue Code in order to avoid the imposition of the excise tax provided by Section 4999 of the Code if such reduction would result in the relevant officer receiving a greater amount than they would if they received the full amount of the benefit and paid all applicable excise and other taxes.

(6)
Values in this row reflect PSUs for the fiscal year 2019-2021 and 2020-2022 performance periods assuming payout at the target performance level. The value was determined by multiplying the number of PSUs by $8.80, the closing market price of the Company's common stock as reported on the New York Stock Exchange on March 31, 2020, the last trading day of the fiscal year.

(7)
For purposes of quantifying health and welfare benefits, amounts are equal to the excess of the cost of COBRA continuation coverage over the cost payable for health and dental benefits by active employees for a period of 18 months following termination.

After the end of fiscal year 2020, Mr. Lopez stepped down as Senior Vice President and Chief Financial Officer. Mr. Lopez will receive cash severance equal to 12 months of his current base salary, or $515,000, payable over a one-year period, and the other severance benefits to which he would be entitled in the event of a termination without cause under the Company’s severance and stock incentive plans. Mr. Lopez will also receive accelerated vesting of 9,495 shares of the Company’s common stock.

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MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE REPORT
The Management Development and Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on this review and these discussions with management, the Management Development and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company's Annual Report on Form 10-K.
This report is provided by the Management Development and Compensation Committee:
Robert M. Tarola, Chair
Michael Callahan
April H. Foley
Gary L. McArthur
Michael D. Robinson

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AUDIT COMMITTEE REPORT
The Audit Committee is composed solely of independent directors, as determined by the Board of Directors under the rules of the Securities and Exchange Commission and the New York Stock Exchange listing standards. In addition, the Board of Directors has determined that Gary L. McArthur, Chairman of the Audit Committee, and Robert M. Tarola are "audit committee financial experts," as defined under applicable federal securities law and regulations. The Board of Directors has adopted a written charter for the Audit Committee, which is available on Vista Outdoor's website.
Pursuant to its charter, the Audit Committee assists the Board of Directors in its oversight and monitoring of:

•	the integrity of Vista Outdoor's financial statements and other financial information provided by Vista Outdoor to its stockholders and others;

•	Vista Outdoor's compliance with legal, regulatory and public disclosure requirements;

•	Vista Outdoor's independent auditors, including their qualifications and independence;

•	Vista Outdoor's systems of internal controls, including the internal audit function;

•	Vista Outdoor's accounting and financial reporting process generally; and

•	Vista Outdoor’s risk management and business ethics programs.
In this context, the Audit Committee has:

•
reviewed and discussed with management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"), the Company's audited consolidated financial statements for the fiscal year ended March 31, 2020;

•	discussed with Deloitte the matters required to be discussed under the standards of the Public Company Accounting Oversight Board;

•
received the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte's communications with the Audit Committee concerning independence; and

•	discussed with Deloitte the firm's independence and considered whether Deloitte’s provision of non-audit services to the Company is compatible with the firm’s independence.
Based on the Audit Committee's review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10‑K, for the fiscal year ended March 31, 2020, filed with the Securities and Exchange Commission.
Audit Committee
Gary L. McArthur, Chair
Mark A. Gottfredson
Tig H. Krekel
Robert M. Tarola

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material or filed with the Securities and Exchange Commission and is not incorporated by reference into any of Vista Outdoor's previous or future filings with the Securities and Exchange Commission, except as otherwise explicitly specified by Vista Outdoor in any such filing.

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CEO PAY RATIO DISCLOSURE
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the median of the annual total compensation of our employees, the annual total compensation of our principal executive officer, Chief Executive Officer and Director, Christopher T. Metz, and the ratio of these two amounts.
We have estimated the median of the fiscal year 2020 annual total compensation of our employees, excluding Mr. Metz, selected the median employee pursuant to the analysis described below, and determined that the annual total compensation of the median employee for the period was $60,108. The total fiscal year 2020 compensation of our Chief Executive Officer, as reported in our Summary Compensation Table above, was $3,825,802. The ratio of the total compensation of our Chief Executive Officer to the annual total compensation of our median employee was 64 to 1. We believe this pay ratio is a reasonable estimate calculated in a manner consistent with the rules of the Securities and Exchange Commission.
The following paragraphs provide important context related to our employee population and describe the methodology and the material assumptions, adjustments, and estimates that we used to determine the median employee and calculate this ratio.
We selected March 31, 2020, the end of our fiscal year, as the date upon which we would identify the “median employee,” because it enabled us to make such identification in a reasonably efficient and economical manner.
Earnings of our employees outside the United States were converted to U.S. dollars using the currency exchange rates as of March 31, 2020. We did not make any cost of living adjustments.
To identify the median employee, we utilized the annualized fiscal year 2020 base salary for our consistently applied compensation measure because we believe that this measure reasonably reflects the annual compensation of our employees. We conducted an analysis to find a new median employee because of the significant change in our employee population following the sale of our Firearms and Eyewear business units, as well as extensive internal restructuring that we have undertaken in connection with our strategic transformation plan. We have estimated the median of the fiscal year 2020 annual base salary of our employees, excluding Mr. Metz, to be $59,883.
Using this measure, we identified a median employee who is a full-time, hourly manufacturing employee located in the United States. Once we identified this median employee, we totaled all of the elements of the employee’s compensation for fiscal year 2020, including hourly wages and overtime, if any, in accordance with the requirements of the applicable rules of the Securities and Exchange Commission. This resulted in an annual total compensation of $60,108.
The Securities and Exchange Commission's rules for identifying the median of the annual total compensation of our employees and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Accordingly, our pay ratio may not be comparable to the pay ratio reported by other companies, as other companies could have headquarters and offices in different countries, have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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DIRECTOR COMPENSATION
Summary Compensation Information

Only non-employee directors receive compensation for their service on the Board of Directors. The annual compensation payable pursuant to the Company's current compensation program for non-employee directors is as follows:

•	an annual award of restricted stock units, valued at $110,000 at the time of grant;

•	an annual cash retainer of $75,000;

•	an annual cash retainer of $75,000 for the independent Chairman of the Board;

•	an annual cash retainer of $25,000 for the Lead Independent Director of the Board;

•	an annual cash retainer of $20,000 for the Chair of the Audit Committee, $15,000 for the Chair of the MDCC, and $10,000 for the Chair of the Nominating and Governance Committee; and

•	an annual cash retainer of $10,000 for each other member of the Audit Committee, $7,500 for each other member of the MDCC, and $5,000 for each other member of the Nominating and Governance Committee.
The annual restricted stock unit award is granted following the annual meeting of stockholders each year. Cash amounts are paid in a lump sum following the annual meeting of stockholders each year. The Company does not pay any additional fees for Board and Committee meetings attended.
The Company's non-employee directors also receive a one-time grant of restricted stock units (a “Director Staking Grant”) with a grant-date value of $110,000 upon the effective date of their appointment to the Board. The Director Staking Grants are awarded as a means of ensuring robust initial equity ownership among the Company's non-employee directors. The Director Staking Grants vest in three equal installments on the first, second and third anniversaries of the grant date.

Non-Employee Director Restricted Stock Unit Awards
As described above, each non-employee director receives an award of restricted stock units under the Company's 2014 Stock Incentive Plan following each annual meeting of stockholders. The stock awards have a market value of $110,000, as determined by the closing market price of Vista Outdoor common stock on the date of grant.
Restricted stock unit awards are granted pursuant to restricted stock unit agreements that generally provide for vesting on the one-year anniversary of the grant date. The awards will accelerate and vest earlier, however, in connection with a change in control or if the director ceases to serve as a member of the Board as a result of disability, death or pursuant to a retirement that is approved in the sole discretion of the Board. Except as provided in the previous sentence, if a director ceases to be a member of the Board prior to vesting, the director forfeits all rights in unvested restricted stock units and deferred stock units (described below), as applicable.
Non-employee directors may elect to receive deferred stock units in lieu of the restricted stock units. In general, directors must make these deferral elections by the end of the calendar year preceding the date of the grant of restricted stock units. The deferred stock units are subject to the same vesting terms described above, but directors who make such a deferral election will have no voting rights as stockholders of Vista Outdoor with respect to deferred stock units until the shares are paid out. Payment of vested deferred stock units will be made in a lump sum in an equal number of shares of unrestricted common stock upon the time specified in the director's deferral election or, if earlier, the director's termination of service on the Board of Directors.
Expense Reimbursement
Non-employee directors are reimbursed for travel and other expenses incurred in the performance of their duties.

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Director Compensation (Fiscal Year 2020)
The following table shows the annual retainer and fees earned by the Company's non-employee directors for the fiscal year ended March 31, 2020 and either paid in cash or deferred at the election of the director. The table also shows the aggregate grant date fair value of stock awards computed in accordance with generally accepted accounting principles in the United States. Additional information regarding the restricted stock unit awards and deferred stock units is provided in footnote 2 below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)(3)	Total ($)
Michael Callahan	$162,500	$109,999	$—	$272,499
April H. Foley	$87,500	$109,999	$2,500	$199,999
Mark A. Gottfredson	$95,000	$109,999	$1,250	$206,249
Tig H. Krekel	$100,000	$109,999	$—	$209,999
Gary L. McArthur	$100,000	$109,999	$2,500	$212,499
Michael D. Robinson	$87,500	$109,999	$2,500	$199,999
Robert M. Tarola	$92,500	$109,999	$2,500	$204,999

(1)
This column shows the grant date fair value determined in accordance with FASB ASC Topic 718 computed in accordance with generally accepted accounting principles in the United States. The amounts represent restricted stock unit awards and deferred stock units that are paid in shares of Vista Outdoor common stock and calculated based on the number of shares granted multiplied by the closing price per share of Vista Outdoor common stock on the date of grant. The amounts do not reflect the actual amounts that may be realized by the directors. On August 6, 2019, each non-employee director received 14,765 shares of restricted stock units or deferred stock units, depending on their election, with a closing price per share of Vista Outdoor common stock on the date of grant of $7.45. No other equity awards were made to our non-employee directors during the fiscal year ended March 31, 2020.

(2)	The aggregate number of restricted stock units and deferred stock units held by each non-employee director as of March 31, 2020 were as follows:

Name	Shares of Restricted Stock Units	Deferred Stock Units
Michael Callahan	14,765	—
April H. Foley	14,765	5,857
Mark A. Gottfredson	14,765	—
Tig H. Krekel	—	44,159
Gary L. McArthur	14,765	11,320
Michael D. Robinson	21,817	—
Robert M. Tarola	14,765	—

(3)
The amount reported in this column includes Company matching contributions to certain non-profit organizations selected by the directors. None of the non-employee directors received an aggregate of $10,000 or more of perquisites or other personal benefits from the Company in fiscal year 2020.

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PROPOSAL 1
ELECTION OF DIRECTORS
The Board of Directors has nominated Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter to be elected at the Annual Meeting to serve for a term of one year, to hold office until the 2021 annual meeting of stockholders and until their successors have been duly elected and qualified.
Each nominee was recommended by the Board's Nominating and Governance Committee for re-election and has agreed to serve, if elected. Although we do not know of any reason why any of the nominees might become unavailable to serve, if that should happen, the Board may recommend a substitute nominee. Shares represented by proxies will be voted for any substitute designated by the Board.
Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter will each be elected as a director of Vista Outdoor if the votes cast in favor of their election at the Annual Meeting exceed the votes cast against their election, or withheld. Pursuant to the terms of our Guidelines on Corporate Governance, if, in an election of directors that is not a contested election (such as this one), the votes cast in favor of a nominee's election do not exceed the votes cast against, or withheld with respect to, such nominee, such nominee must promptly offer his or her resignation to the Board. The Nominating and Governance Committee will promptly consider the resignation offer and make a recommendation to the Board as to whether to accept or reject the tendered resignation and whether other action should be taken. The Board will act on the tendered resignation within 90 days following certification of the election results. The Nominating and Governance Committee, in making its recommendation, and the Board, in making its decision, may consider any factors or other information that it considers appropriate and relevant, including any stated reasons why the stockholders withheld votes from such director, the director's tenure, the director's qualifications, the director's past and expected contributions to the Board, and the overall composition of the Board. Any director who offers his or her resignation pursuant to this provision may not participate in the Nominating and Governance Committee deliberations and recommendation or in the Board's decision whether to accept or reject the resignation offer.
Our Board of Directors recommends a vote FOR the election of each of Tig H. Krekel, Gary L. McArthur, Mark A. Gottfredson, Christopher T. Metz, Michael D. Robinson, Frances P. Philip and Lynn M. Utter for a term of one year, to hold office until the 2021 annual meeting of stockholders and until their successors have been duly elected and qualified.

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PROPOSAL 2
ADVISORY VOTE TO APPROVE THE 2020 COMPENSATION OF VISTA OUTDOOR'S NAMED EXECUTIVE OFFICERS
In accordance with applicable proxy regulations, we are asking our stockholders to approve the following non-binding, advisory resolution on our executive compensation as disclosed in this proxy statement:
RESOLVED, that the compensation paid to the named executive officers of Vista Outdoor Inc., as disclosed in the proxy statement for the 2020 annual meeting of stockholders of Vista Outdoor Inc., pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.
The MDCC believes that the compensation of our named executive officers as disclosed in this proxy statement, was reasonable and appropriate, and guided by our executive compensation philosophy to ensure that management's interests are aligned with our stockholders' interests to drive the achievement of the goals of our strategic transformation plan and create long-term shareholder value.
We urge our stockholders to read the "Compensation Discussion and Analysis" section of this proxy statement, as well as the Summary Compensation Table and related compensation tables and narrative in this proxy statement, which provide detailed information on the Company's compensation policies and practices and the compensation of our named executive officers.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement.
This advisory vote, commonly referred to as "say on pay," is non-binding on our Board of Directors. Although non-binding, the MDCC will take into account the results of the "say on pay" vote, as applicable, when considering future executive compensation arrangements. The Board of Directors has adopted a policy providing for annual "say on pay" advisory votes. Unless the Board of Directors modifies its policy on the frequency of holding "say on pay" advisory votes, the next "say on pay" advisory vote will occur at the annual meeting of stockholders in 2021.
Our Board of Directors recommends a vote FOR the approval of the advisory resolution on executive compensation.

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PROPOSAL 3
RATIFICATION OF THE APPOINTMENT OF VISTA OUTDOOR'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021. Stockholders are being asked to ratify this appointment. A representative of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from stockholders.
Deloitte has served as the Company’s independent registered public accounting firm since 2015. The Audit Committee annually evaluates Deloitte’s independence and performance and determines whether to retain Deloitte or consider other audit firms. Factors considered by the Audit Committee in making its determination on the appointment include:

•
The performance of Deloitte in prior years, including the quality and extent of Deloitte’s communications with the Audit Committee and the results of management’s and the Audit Committee’s annual evaluations of the qualifications, and performance;

•	Deloitte’s independence and processes for maintaining independence;

•	External data on audit quality and performance, including the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection; and

•	The appropriateness of Deloitte’s fees, both on an absolute basis and as compared to its peer firms.
The Board and the Audit Committee believe that the continued retention of Deloitte as the Company’s independent auditor is in the best interests of the Company and its stockholders.
The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2021. Although the Audit Committee has discretionary authority to appoint the company’s independent registered public accounting firm, the Board is seeking stockholder ratification of the appointment of Deloitte as a matter of good corporate governance. If a majority of the stockholders do not ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending March 31, 2021, the Audit Committee and the Board will consider the voting results and evaluate whether to select a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the 2021 fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
Our Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2021.

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PROPOSAL 4
Approval of the 2020 Stock Incentive Plan
In June 2020, our Board of Directors voted unanimously to approve, and to recommend to our stockholders that they approve, the 2020 Vista Outdoor Inc. Stock Incentive Plan (the “2020 Plan”). The 2020 Plan will replace the Amended and Restated 2014 Stock Incentive Plan (the “2014 Plan”) and increase the total number of shares available for equity awards to our employees and non-employee directors by 1,600,000 shares.
The principal features of the 2020 Plan are summarized below. The summary is qualified in its entirety by the full text of the 2020 Plan, which is set forth as Annex A to this Proxy Statement. Stockholders may request a copy of the 2020 Plan by sending a written request to our Corporate Secretary.
Rationale for the 2020 Plan
The MDCC reviewed our 2014 Plan, which is the only plan under which equity-based compensation may currently be awarded to our employees and non-employee directors. Based on this review, the MDCC determined that it is in the best interest of the Company and our stockholders to adopt the new 2020 Plan and increase the number of shares available for equity awards to provide the Company with the flexibility to execute on its strategic and growth priorities.
The 2020 Plan contains key features to protect the interests of our stockholders, which include the following:

•	No Evergreen Share Increases: There is no annual increase in the number of shares available for issuance under the 2020 Plan.

•	No Liberal Share Recycling: The 2020 Plan does not allow, with respect to any awards, the reuse of shares withheld or delivered to satisfy the exercise price or tax obligations.

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No Discount Options or Stock Appreciation Rights: The exercise price of options and stock appreciation rights must equal at least 100% of the fair market value of the underlying common shares on the date of grant, except in the case of substitute awards granted to employees of an acquired company.

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Double-trigger vesting upon a Change in Control; No “liberal” Change in Control definition: Awards granted under the 2020 Plan are subject to double-trigger vesting provisions upon a change in control. This means that rather than vesting automatically upon a change in control, such awards will be subject to accelerated vesting only in the event of a qualifying termination following a change in control or in the event the acquiring company does not assume the award. The change in control definition in the 2020 Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a transaction. A change in control must actually occur in order for the change in control provisions in the 2020 Plan to be triggered.

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No Repricing: Except in connection with equitable adjustments or upon a change in control, we are not permitted to reduce the exercise price, reprice or provide cash payment for underwater stock options, stock appreciation rights or other purchase rights without stockholder approval.

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Minimum Vesting Requirement - Generally, the minimum vesting schedule applicable to awards provides for vesting over a service period of no less than one year, with ratable vesting only permitted following the one year anniversary of grant.

•	Dividends/Dividend Equivalent Prohibited on Unvested Awards - No dividends or dividend equivalents will be paid until the vesting of the underlying award.

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Annual Award Limit for Non-Employee Directors - The maximum value of shares granted during a single fiscal year to any non-employee director, taken together with any cash fees paid during the fiscal year, may not exceed $500,000 in value.

Equity Awards Used to Align Executive and Stockholder Interests

We believe that Vista Outdoor will achieve the best results for its stockholders when its executives act and are rewarded as share owners in the business. A significant portion of our executive officers’ total pay opportunities comes through equity-based incentives: 62% of the total opportunity for our Chief Executive Officer, and an average of 33% for our other named executive officers. We generally limit equity awards to employees above the Director level, because the performance of employees at that level and above has the most direct line of sight with the goals of our multi-year strategic transformation plan and stockholder interests. While this practice has resulted in a conservative equity usage and overall share dilution, when combined with the fact that equity awards to our Chief Executive Officer represent a significantly larger portion of his total

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compensation opportunity than it does for other employees, it also results in a relatively higher concentration of shares awarded to our Chief Executive Officer. We believe that this concentration is appropriate in light of the fact that our Chief Executive Officer has the greatest accountability to our stockholders and the highest responsibility to drive the success of our strategic transformation plan.
General

The purpose of the 2020 Plan is to aid the Company in recruiting and retaining employees, officers, consultants and non-employee Directors capable of assuring the future success of the Company through the grant of awards to such persons. The Company expects that awards of stock-based compensation and opportunities for stock ownership in the Company will provide incentives to 2020 Plan participants to exert their best efforts for the success of the Company’s business and thereby align the interests of 2020 Plan participants with those of the Company’s stockholders. Employees, consultants and non-employee directors of the Company or any affiliate, are eligible to receive awards under the 2020 Plan. The Committee (as described in “Administration,” below) will select which employees, consultants and non‑employee directors will be participants, the types of awards to be made to participants and the terms, conditions and limitations applicable to the awards. It is expected that approximately 86 employees and 8 non-employee directors will be eligible to participate in the 2020 Plan, and that currently there are no consultants who are eligible to participate in the 2020 Plan.
The 2020 Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and options which do not qualify as ISOs, known as nonqualified stock options (“NSOs,” and, together with ISOs, “options”). Stock appreciation rights (“SARs”), restricted stock, restricted stock units, dividend equivalents, performance awards, stock awards and other stock-based awards may also be granted under the 2020 Plan. Performance Awards may be contingent on the performance of the Company, a subsidiary, any division or unit, or any combination thereof. All of the foregoing grants are sometimes referred to herein as “awards,” and the recipient of any award or grant is sometimes referred to herein as a “grantee.” The participants in the 2020 Plan will consist of those employees, consultants and non-employee directors of the Company and its affiliates who are designated as grantees by the Committee administering the 2020 Plan, as described below.
No awards may be granted under the 2020 Plan, as amended, after August 3, 2030.
Summary of Key Stock Plan Data
In its determination to recommend that the Board approve the 2020 Plan, the MDCC reviewed the analysis prepared by its independent compensation consultant, which included a summary of the plan terms and the share usage, overhang and dilution metrics set forth below, as well as market practices and trends and the cost of the 2020 Plan. The compensation consultant’s analysis concluded that the number of shares under the 2020 Plan is within generally accepted standards as measured by an analysis of the plan cost relative to industry standards. The Board reviewed the analysis prepared by the consultant as well as the proposed plan terms and the description provided herein in approving the 2020 Plan.
In light of the factors described above, and the importance of the ability to continue to grant equity compensation in order to attract, retain and motivate employees, the Board has determined that the size of the share reserve under the 2020 Plan is reasonable and appropriate.

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Share Usage

The following table sets forth information regarding the number of common shares subject to stock-settled, time-vested stock option and restricted stock unit awards granted, and the number of common shares subject to performance-based equity awards granted and earned, over each of the last three fiscal years under the Company's equity compensation plans:

	FY 2018	FY 2019	FY 2020
Stock Options Granted	338,874	244,479	—
Stock-Settled Restricted Stock Units Granted	541,326	584,154	681,043
Stock Settled Performance-Based Awards Granted at Target	223,415	109,283	351,012
Stock Settled Performance-Based Awards Earned	—	—	23,970
Weighted-Average Basic Common Shares Outstanding	57,167,000	57,544,000	57,846,000	3-Year Average
Share Usage Rate	1.9%	1.6%	1.8%	1.8%

Overhang as of June 11, 2020
The following table shows fully-diluted overhang under the 2020 Plan as of June 11, 2020. In this context, fully-diluted overhang is calculated as the sum of grants outstanding under the 2014 Plan and total shares available for future awards under the proposed 2020 Plan (numerator) divided by the sum of the numerator and basic common shares outstanding, with all data effective as of June 11, 2020:

A	Outstanding Equity Grants under 2014 Plan	3,076,291
	Stock Options Outstanding	541,258
	Weighted-Average Exercise Price of Outstanding Stock Options	$16.17
	Weighted-Average Remaining Term of Outstanding Stock Options	5.85 years
	Stock Settled Restricted Stock Units Outstanding	1,405,645
	Stock Settled Performance-Based Awards Outstanding at Target	1,129,388
B	Proposed Total Share Reserve Under the 2020 Plan(1)	3,351,200
	Shares Available for Awards Under the 2014 Plan (June 11, 2020)	1,751,200
	Proposed Additional Shares Available for Issuance Under the 2020 Plan	1,600,000
C	Basic Common Shares Outstanding as of June 11, 2020	58,063,985
	Fully-diluted Overhang Under the 2020 Plan as of June 11, 2020: (A+B)/(A+B+C)	10.0%
(1) The proposed total share reserve under the 2020 Plan is subject to reduction for any awards granted under the 2014 Plan after June 11, 2020 and increase for any awards forfeited, canceled, cash-settled, terminated or expired under the 2014 Plan following effectiveness of the 2020 Plan. Upon stockholder approval of the 2020 Plan, no further awards will be made under the 2014 Plan or any other predecessor plans under which awards are outstanding.

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Dilution and Expected Duration
Our Board recognizes the impact of dilution on our stockholders and has evaluated this share request carefully in the context of the need to attract, motivate, retain and ensure that our leadership team and key employees are focused on our strategic priorities. The total fully-diluted overhang as of June 11, 2020, assuming that the entire share reserve is granted, would be 10.0%. Our Board believes that the proposed share reserve represents a reasonable amount of potential equity dilution to accommodate our long-term strategic and growth priorities.
We expect that the share reserve under the 2020 Plan, if this proposal is approved by our stockholders, will be sufficient for awards for approximately three to five years. Expectations regarding future share usage could be impacted by a number of factors such as award type mix; hiring and promotion activity at the executive level; the rate at which shares are returned to the 2020 Plan's reserve under permitted addbacks; the future performance of our stock price; the consequences of acquiring other companies; and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.
 Implementing the 2020 Plan
If the 2020 Plan is approved by our stockholders at the Annual Meeting, the 2020 Plan, in the form attached hereto as ANNEX A, will become effective on August 4, 2020, and no further awards will be made under the 2014 Plan. If our stockholders do not approve the 2020 Plan, the 2014 Plan will remain in effect in its current form, subject to its expiration date and with its current share reserve.
Administration
The 2020 Plan will be administered by the MDCC (the “Committee”, or any successor committee of the Board that may be delegated authority in the future), consisting of not less than two members of the Board. Each member of the committee must be a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), and an independent director under the rules of any stock exchange on which the Common Stock may be listed and under any other applicable regulatory requirements. However, the Board will administer the 2020 Plan and otherwise exercise the same authority as the Committee, with respect to grants to non-employee directors. As used herein with respect to awards granted to non-employee directors, the term Committee refers to the Board.
Subject to the express provisions of the 2020 Plan and to applicable law, the Committee has full power and authority to: (i) designate Eligible Persons as participants in the 2020 Plan; (ii) determine the type or types of awards to be granted to each participant in the 2020 Plan; (iii) determine the number of shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each award; (iv) determine the terms and conditions of any award or award agreement; (v) amend the terms and conditions of any award or award agreement, provided, however, that the Committee may not reprice, adjust or amend the exercise price of options or the grant price of stock appreciation rights or purchase rights previously awarded to any participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other awards, or any other means; (vi) accelerate the exercisability of any award or the lapse of restrictions relating to any award; (vii) determine whether, to what extent and under what circumstances awards may be exercised in cash, shares, other securities, other awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, shares, other securities, other awards, other property and other amounts payable to a participant with respect to an award under the 2020 Plan may be deferred either automatically or at the election of the holder of the award or the Committee; (ix) interpret and administer the 2020 Plan and any instrument or agreement, including any award agreement, relating to the 2020 Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as the Committee deems appropriate for the proper administration of the 2020 Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2020 Plan. Unless otherwise expressly provided in the 2020 Plan, all designations, determinations, interpretations and other decisions under or with respect to the 2020 Plan or any award or award agreement will be within the sole discretion of the Committee, may be made at any time and will be final, conclusive and binding upon any participant in the 2020 Plan, any holder or beneficiary of any award or award agreement, and any employee of the Company or any affiliate of the Company.
Shares Available for Awards
The maximum aggregate number of shares of the Company’s common stock (the “Common Stock”) for which awards may be issued under the 2020 Plan is limited to the sum of (i) the number of shares available under the 2014 Plan immediately

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prior to the stockholder vote on the 2020 Plan (as of June 11, 2020, 1,640,978 shares were available subject to the counting, substitution and adjustment provisions of the 2014 Plan), which shares shall remain available for the grant of awards under the 2020 Plan and (ii) 1,600,000 shares, all subject to adjustment as provided in the 2020 Plan for stock splits, dividends and similar events. Shares to be issued under the 2020 Plan will be authorized but unissued shares or shares that have been reacquired by the Company and designated as treasury shares. Shares to be issued under awards under the 2020 Plan or any prior plan that are subject to awards that terminate, lapse or are canceled or forfeited will be available again for grant under the 2020 Plan. Shares that are tendered by a participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an award or to satisfy tax withholding obligations relating to an award will not be available for future grants under the 2020 Plan. In addition, if stock appreciation rights are settled in shares upon exercise, the gross number of shares subject to the award (rather than the net number of shares issued upon exercise) will be counted against the number of shares authorized under the 2020 Plan. If the exercise price of a stock option under the 2020 Plan is paid in shares, then the gross number of shares for which the option is exercised (rather than the net number of shares issued upon exercise) will be counted against the number of shares authorized under the 2020 Plan. Shares purchased on the open market with the cash proceeds from the exercise of stock options will not be added back to the number of shares authorized for issuance under the 2020 Plan and will not be available for grant under the 2020 Plan. Notwithstanding the foregoing, any award or portion of an award that, in accordance with the terms of the applicable award agreement, is payable only in cash or is actually settled in cash will not be counted against the number of shares authorized under the 2020 Plan.
Adjustments
In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the shares underlying an option or similar award to change (e.g., stock dividend, stock split, spinoff, extraordinary cash dividend, etc.), has occurred, the Committee will make an equitable adjustment to (i) the number and type of shares (or other securities) that thereafter may be made the subject of awards, (ii) the number and type of shares (or other securities) subject to outstanding awards, (iii) the purchase or exercise price with respect to any award, and (iv) performance goals. If the Committee determines that an event other than an equity restructuring affects the shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2020 Plan, the Committee will also make similar adjustments. It is intended that any adjustments will be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code.
Award Limitations under the 2020 Plan
The 2020 Plan includes the following limitations on awards that may be granted under the 2020 Plan: (i) the maximum value of shares granted during a single fiscal year to any non-employee director, calculating the value of any such awards based on the grant date fair value of such awards for financial reporting purposes, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board) may not exceed $500,000 in value; and (ii) the number of shares that may be granted in the form of incentive stock options under the 2020 Plan may not exceed 1,600,000, (subject to adjustment) and subject to the provisions of Section 422 or Section 424 of the Code or any successor provision, plus any amounts previously approved for granting of Incentive Stock Options under the 2014 Plan and available as of the effective date of the 2020 Plan, subject to adjustment as provided therein.
Awards that May Be Issued under the 2020 Plan
The Committee may grant stock options, stock appreciation rights, restricted stock and restricted stock units, dividend equivalents, performance awards, stock awards and other-stock based awards under the 2020 Plan. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee or required by applicable law. Awards may be granted either alone or in tandem with or in substitution for any other award, except that incentive stock options may not be granted in tandem with nonqualified stock options. The term of each award will be for a period not longer than 10 years from the date of grant.
Stock Options
The Committee will determine the purchase price per share purchasable under any stock option granted under the 2020 Plan, which may not be less than 100% of the fair market value of a share on the date of grant of such stock option; provided, however, that the Committee may designate a per share exercise price below fair market value on the date of grant if the option

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is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an affiliate. The term of each option will be fixed by the Committee but will not be longer than 10 years from the date of grant; provided, that the term may be extended in certain cases if the last day of the term occurs during a black-out period or during the term of a lock-up agreement. The Committee will also determine the time or times at which an option may be exercised in whole or in part and the method or methods by which and the form or forms in which, payment of the exercise price may be made.
Stock Appreciation Rights
A stock appreciation right granted under the 2020 Plan will confer on the holder thereof a right to receive upon exercise the excess of (i) the fair market value of one share on the date of exercise over (ii) the grant price of the stock appreciation right as specified by the Committee, which price will not be less than 100% of the fair market value of one share on the date of grant of the stock appreciation right; provided, however, that the Committee may designate a per share exercise price below fair market value on the date of grant if the stock appreciation right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an affiliate.
Restricted Stock and Restricted Stock Units
Shares of restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate, provided that in no event will any dividends or dividend equivalents be paid until the vesting of the restricted stock or restricted stock units. The minimum vesting period of any such awards will be one year from the date of grant, although the Committee may permit acceleration of vesting of such awards, including in the event of a participant’s death, disability, retirement, separation from service or change in control. In the case of restricted stock units, no shares will be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive shares, such shares will be issued and delivered to the holder of the restricted stock units.
Dividend Equivalents
The Committee may grant dividend equivalents under which the participant will be entitled to receive payments (in cash, shares, other securities, other awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of shares with respect to a number of shares determined by the Committee, provided that no dividend equivalents will be paid until the vesting of the underlying award. In no event will dividend equivalents be granted with respect to stock options, stock appreciation rights, or other purchase rights.
Performance Awards
Performance awards granted under the 2020 Plan will be denominated in shares that may be settled in shares (including, without limitation, restricted stock or restricted stock units) or cash. The Committee may also grant performance awards denominated in cash that may be settled or payable in cash or equivalent shares (including, without limitation, restricted stock or restricted stock units). Performance awards will be conditioned on the achievement of one or more performance goals.
Other Stock-Based Awards
The Committee may grant such other awards, including stock awards, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares (including, without limitation, securities convertible into shares), as are deemed by the Committee to be consistent with the purpose of the 2020 Plan. Any shares or securities delivered pursuant to a purchase right will be purchased for consideration having a value equal to at least 100% of the fair market value of such shares or other securities on the date the purchase right is granted.
Limits on Transfer
No award and no rights under any such award will be transferable by a participant other than (i) by will or by the laws of descent and distribution or (ii) by transfer of an award back to the Company, including a transfer of an award (but not any stock

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options, stock appreciation rights, purchase rights or restricted stock) to the Company in connection with a deferral election under a Company deferred compensation plan. Awards will be exercisable during the participant’s lifetime only by the participant or, if permissible under applicable law, by the participant’s guardian or legal representative. No award or right under any such award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance will be void and unenforceable against the Company and any affiliate of the Company.
Minimum vesting requirements
The 2020 Plan provides that awards granted under the plan (other than cash-based awards) may vest no earlier than the first anniversary of the grant date, subject to certain exceptions set forth in the plan relating to (i) substitute awards granted in a corporate transaction, (ii) shares of common stock delivered in lieu of fully vested cash obligations, (iii) awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, and (iv) additional awards granted by the Committee up to a maximum of five percent of the available share reserve authorized for issuance under the plan. The foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, separation from service, death, disability or a Change in Control, in the terms of the award agreement or otherwise.
Clawback and Recoupment
Awards are subject to forfeiture and recoupment pursuant to the Company’s clawback and recoupment policies, and are subject to the Company’s share trading and other policies.

Change in Control
Unless the award agreement otherwise provides, upon the occurrence of a Change in Control, as defined in the 2020 Plan or award agreement, prior to the end of the applicable vesting period of an Award, any such Award shall remain outstanding and shall continue to be subject to the vesting and other restrictions in accordance with its terms, without regard to the occurrence of such Change in Control. However, if the continuing or surviving company following such Change in Control does not assume or substitute an outstanding Award for a substantially equivalent award (including, without limitation, with respect to vesting schedule and intrinsic value as of the Change in Control), as determined by the Committee, the restrictions with respect to any outstanding unvested Award shall vest immediately prior to such Change in Control. In addition, if during the two-year period following a Change in Control, a participant’s employment is terminated by the Company without “Cause” or the Participant, who is an executive officer or a participant in the Company’s Income Security Plan, in either case, as designated by the Board, terminates employment for “Good Reason”, as each are defined in the 2020 Plan, then the restrictions with respect to any outstanding Award shall, subject to any conditions provided in the Award Agreement, lapse upon such termination of employment. Participants who are also participants in the Company’s Income Security Plan or who are parties to an employment agreement, may have award terms governed by such plan or agreements.
For Awards that constitute non-qualified deferred compensation within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, as defined under Section 409A of the Code, although the Change in Control may result in the accelerated vesting of such Award.
Amendments to and Termination of the 2020 Plan
The Board of Directors may amend, alter, suspend, discontinue or terminate the 2020 Plan but no such action may materially adversely affect the rights of the holder of an outstanding Award without the consent of the Participant; provided, further, that, notwithstanding any other provision of the 2020 Plan or any award agreement, prior approval of the stockholders will be required for any amendment to the 2020 Plan that (i) requires stockholder approval under any rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company; (ii) increases the number of shares authorized under the 2020 Plan; (iii) permits repricing, cancellation and replacement, or exchange of stock options, stock appreciation rights or purchase rights that are prohibited under the 2020 Plan; or (iv) permits the award of stock options, stock appreciation rights or purchase

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rights at a price less than 100% of the fair market value of a share on the date of grant of such stock option, stock appreciation right or purchase right.
Subject to the provisions of the 2020 Plan, the Committee may waive any conditions or rights of the Company under any outstanding award, prospectively or retroactively, and may amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, but no such action may materially adversely affect the rights of the holder of such award without the consent of the participant or holder or beneficiary thereof.
The Committee may correct any defect, supply any omission or reconcile any inconsistency in the 2020 Plan or in any award or award agreement in the manner and to the extent it deems desirable to implement or maintain the effectiveness of the 2020 Plan.
Unless terminated sooner by the Board of Directors, the 2020 Plan will terminate at midnight on August 3, 2030.
Federal Income Tax Consequences
The following is a brief summary of the principal Federal income tax consequences of the grant and exercise of awards under present law.
Incentive Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of an ISO or, generally, at the time of exercise of an ISO. The exercise of an ISO generally will result in an increase in an optionee’s taxable income for alternative minimum tax purposes.
If an optionee exercises an ISO and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the ISO or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee’s tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a “disqualifying disposition,” the difference between the fair market value of the shares received on the date of exercise and the option price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee’s tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term depending on whether the shares were held for more than one year. Under regulations, special rules apply in determining the compensation income recognized upon a disqualifying disposition if the option price of the ISO is paid with shares of the Company’s stock. If shares of the Company’s stock received upon the prior exercise of an ISO are transferred to the Company in payment of the option price of an ISO within either of the periods referred to above, the transfer will be considered a “disqualifying disposition” of the shares transferred, but, under proposed regulations, only compensation income determined as stated above, and no capital gain or loss, will be recognized.
Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an ISO and not disposed of in a “disqualifying disposition.” Except as described in “Other Tax Matters” below, if an amount is treated as compensation received by an optionee because of a “disqualifying disposition,” the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.
Nonqualified Stock Options. An optionee will not recognize any taxable income for Federal income tax purposes upon receipt of a NSO. Upon the exercise of a NSO the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the option price will be treated as compensation received by the optionee in the year of exercise. If the option price of a NSO is paid in whole or in part with shares of the Company’s stock, no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the option price. The fair market value of the remainder of the shares received upon exercise of the NSO, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise will be treated as compensation income received by the optionee on the date of exercise of the stock option.
Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

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Stock Appreciation Rights. An awardee will not recognize any taxable income for Federal income tax purposes upon receipt of SARs. The value of any stock or cash received in payment of SARs will be treated as compensation received by the awardee in the year in which the awardee receives the stock or cash. Except as described in “Other Tax Matters” below, the Company generally will be entitled to a corresponding deduction in the same amount for compensation paid.
Restricted Stock. An awardee of restricted stock will not recognize any taxable income for Federal income tax purposes in the year of the award, provided the shares are subject to restrictions (that is, they are nontransferable and subject to a substantial risk of forfeiture). However, an awardee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the shares on the date of the award, determined without regard to the restrictions. If the awardee does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse will be treated as compensation income to the awardee and will be taxable in the year the restrictions lapse. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Restricted Stock Units and Performance Stock Units. An awardee who receives restricted stock units or performance stock units will not recognize any taxable income for federal income tax purposes upon receipt of the award. Any cash or shares of stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or shares of stock. Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Performance Awards. An awardee who receives performance shares will not recognize any taxable income for federal income tax purposes upon receipt of the shares. The fair market value of the shares on the date the performance condition is determined to be achieved will be treated as compensation income to the awardee and will be taxable in the year the performance condition is achieved (if the awardee does not make a Section 83(b) election upon the receipt of the performance shares, in which case the awardee would recognize compensation income on the date of the award). Except as described in “Other Tax Matters” below, the Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Dividend Equivalent Rights. An awardee who receives dividend equivalent rights will not recognize any taxable income for Federal income tax purposes upon receipt of the award. Any cash or stock received pursuant to the award will be treated as compensation income received by the awardee generally in the year in which the awardee receives such cash or stock. Except as described in “Other Tax Matters” below, the Company generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the awardee.
Other Tax Matters. The exercise by an awardee of a stock option or stock appreciation right, the lapse of restrictions on restricted stock or restricted stock units or the achievement or fulfillment of performance shares or units following the occurrence of a Change in Control, in certain circumstances, may result in (i) a 20% Federal excise tax (in addition to Federal income tax) to the awardee on certain payments of the Company’s stock or cash resulting from such exercise or deemed achievement or fulfillment of performance awards or, in the case of restricted stock or restricted stock units on all or a portion of the fair market value of the shares on the date the restrictions lapse and (ii) the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above. The Company and its subsidiaries may lose a compensation deduction, which would otherwise be allowable, for all or a part of compensation paid in the form of awards under the 2020 Plan, if, the employee is the Chief Executive Officer or Chief Financial Officer of the Company (or acts in such capacity) or is another “covered employee” as defined under the Code or was such an employee beginning in any year after 2017, if the total compensation paid to such employee exceeds $1,000,000.
New Plan Benefits
The actual amount of awards to be received by or allocated to participants or groups under the 2020 Plan is not determinable in advance because the selection of participants who receive awards under the 2020 Plan, if approved by our stockholders, and the size and type of awards to such individuals and groups are generally determined by the Committee in its discretion. The Grant of Plan Based Awards Table on page 48 includes information with respect to prior year grants under the 2014 Plan, which reflects the amounts that would have been received by the persons indicated therein for the last completed fiscal year if the plan had been in effect.

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The affirmative vote of a majority of the shares present or represented by proxy and voting thereon at the Annual Meeting (excluding abstentions) are required to approve the 2020 Stock Incentive Plan, as amended and restated.

Our Board of Directors recommends that stockholders vote “FOR” approval of the 2020 Stock Incentive Plan, as amended and restated. Such approval will ensure the Company’s continuing ability to provide a flexible range of compensation awards, including awards based upon performance criteria, under the 2020 Plan. Unless otherwise specified thereon, proxies received in the accompanying form will be voted in favor of approval of the 2020 Plan.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights, and vesting of restricted stock units and deferred compensation under our 2014 Stock Incentive Plan as of March 31, 2020. We do not maintain any equity compensation plans that have not been approved by security holders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Stock Incentive Plan (1)
Stock Options	551,305	$16.03
Restricted Stock Units	1,086,034
Deferred Compensation (2)	61,336
Performance Awards (3)	393,990
Total	2,092,665		2,391,100
__________________________________________________________

(1)
The aggregate number of shares of Vista Outdoor common stock that may be issued under all stock-based awards granted under our 2014 Stock Incentive Plan is equal to the sum of (a) 5,750,000 and (b) 668,136 shares issuable pursuant to Vista Outdoor stock options and other equity awards granted in connection with the Spin-Off in respect of stock options and other equity based awards of ATK that were outstanding immediately prior to the Spin-Off, in each case as specified in the Transaction Agreement.

(2)	Shares reserved for payment of deferred stock units in accordance with the terms of our 2014 Stock Incentive Plan.

(3)
Shares reserved for issuance in connection with outstanding performance awards. The amount shown assumes the maximum payout of the PSUs based on achievement of the highest level of performance. The actual number of shares to be issued depends on the performance levels achieved for the respective performance periods.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 11, 2020 by each person known by the Company to beneficially own more than 5% of the Company's common stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Shares Outstanding
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	8,961,371	(a)	15.4%
The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355	4,984,030	(b)	8.6%
Dimensional Fund Advisors LP Building One, 6300 Bee Cave Road Austin, Texas, 78746	4,327,980	(c)	7.5%
Gates Capital Management, L.P. 1177 Avenue of the Americas, 46th Floor New York, New York 10036	5,303,604	(d)	9.1%
	23,576,985		40.60%

(a)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 4, 2020, as of December 31, 2019, BlackRock, Inc. ("BlackRock"), a parent holding company, had sole voting power with respect to 8,829,810 shares and sole dispositive power with respect to 8,961,371 shares.

(b)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2020, as of December 31, 2019, The Vanguard Group ("Vanguard"), a registered investment adviser, had sole voting power with respect to 53,123 shares, shared voting power with respect to 8,137 shares, sole dispositive power with respect to 4,927,541 shares and shared dispositive power with respect to 56,489 shares.

(c)
Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 12, 2020, as of December 31, 2019, Dimensional Fund Advisors LP ("Dimensional"), a registered investment adviser, had sole voting power with respect to 4,174,591 shares and sole dispositive power with respect to 4,327,980 shares. Dimensional disclaims beneficial ownership of these securities.

(d)
Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2020, as of December 31, 2019, Gates Capital Management, L.P., a registered investment adviser, Gates Capital Management GP, LLC, Gates Capital Management, Inc. and Jeffrey L. Gates (collectively, "Gates"), together had shared voting power with respect to 5,303,604 shares and shared dispositive power with respect to 5,303,604 shares.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
The following table shows the number of shares of our common stock “beneficially owned” (as such term is defined by the Securities and Exchange Commission) as of June 11, 2020 by (1) each of our directors and nominees, (2) each named executive officer identified in the Named Executive Officer Tables included in this proxy statement, and (3) all of the directors and executive officers as a group. Unless otherwise noted, the persons listed in the table have sole voting and investment powers with respect to the shares of common stock owned by them.

Name of Beneficial Owner	Common Stock	Stock that May Be Acquired Within 60 Days (1)	Total Beneficial Ownership (2)	Percent of Shares Outstanding
Christopher T. Metz	213,228	154,776	368,004	*
Miguel A. Lopez	85,857	55,814	141,671	*
Jason R. Vanderbrink	19,091	14,372	33,463	*
Mark R. Kowalski	7,769	2,338	10,107	*
Dylan S. Ramsey	4,017	1,606	5,623	*
Michael Callahan	26,049	14,765	40,814	*
April H. Foley	24,730	20,622	45,352	*
Mark A. Gottfredson	28,370	14,765	43,135	*
Tig H. Krekel	9,684	44,159	53,843	*
Gary L. McArthur	20,761	26,085	46,846	*
Frances P. Philip	—	—	—	*
Michael D. Robinson	10,245	14,765	25,010	*
Robert M. Tarola	30,655	14,765	45,420	*
Lynn M. Utter	—	—	—	*
All current directors and executive officers as a group (16 persons)	401,677	325,928	727,605	1.3%
* Less than 1%

(1)
For executive officers, this amount includes shares underlying stock options that are exercisable within 60 days after June 11, 2020 and assumes the issuance of the shares covered by the exercisable stock options held by each person or the group, as applicable. For directors, this amount includes RSUs that have vested or will vest within 60 days after June 11, 2020 for which delivery of the shares of common stock underlying the stock units is deferred until the director’s service with the Board ends.

(2)	Excludes RSUs and deferred stock units without voting rights under our 2014 Stock Incentive Plan that will not vest within 60 days of June 11, 2020

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The following represents the unvested stock-settled RSUs held by our named executive officers and directors which will be settled in an equivalent number of shares of our common stock upon vesting and the unvested deferred stock units ("DSUs") without voting rights held by our directors under the Company's 2014 Stock Incentive Plan as of June 11, 2020.

Name of Beneficial Owner	Stock Settled Restricted Stock Units and Deferred Stock Units
Christopher T. Metz	376,701
Miguel A. Lopez	—
Jason R. Vanderbrink	70,294
Mark R. Kowalski	32,570
Dylan S. Ramsey	27,632
Michael Callahan	14,765
April H. Foley	14,765
Mark A. Gottfredson	14,765
Tig H. Krekel	14,765
Gary L. McArthur	14,765
Frances P. Philip	12,150
Michael D. Robinson	21,817
Robert M. Tarola	14,765
Lynn M. Utter	12,150
All current directors and executive officers as a group (16 persons)	716,789

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that all required reports for the fiscal year ending March 31, 2020 were timely filed, except that, due to administrative errors, a Form 3 for Jason R. Vanderbrink, reporting his status as a Section 16 reporting person, was filed one day late and a Form 4 for Mark R. Kowalski, reporting a tax withholding transaction covering 479 shares withheld to pay taxes applicable to the vesting of restricted stock units, was filed late.

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RELATED PERSON TRANSACTIONS
The Company is required to disclose certain transactions by Vista Outdoor in which ''related persons'' have a direct or indirect material interest. Related persons include any director, nominee for director, executive officer of Vista Outdoor, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of Vista Outdoor's voting securities. Based on information available to the Company and provided by the Company's directors and executive officers, the Company does not believe that there have been any transactions since March 31, 2019 that would be required to be disclosed as a "related person transaction" pursuant to the applicable rules of the Securities and Exchange Commission.
The Company has a written policy and procedures for the review, approval or ratification of transactions, arrangements or relationships involving the Company and its directors, nominees for director, executive officers, any immediate family members of such persons, and any persons known by Vista Outdoor to be beneficial owners of more than 5% of the Company's voting securities. Pursuant to the Company's Related Person Transactions Policy, the Nominating and Governance Committee is responsible for approving or ratifying, as applicable, any transactions with related persons that would be disclosable pursuant to applicable Securities and Exchange Commission rules. In considering such transactions, the Nominating and Governance Committee considers the relevant facts and circumstances available to it regarding the transaction, including the material facts as to the director's or officer's relationship to or interest in the transaction. The Nominating and Governance Committee approves or ratifies, as the case may be, a transaction if it determines, in good faith, that the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders. Any member of the Nominating and Governance Committee who has an interest in the transaction under consideration must abstain from voting on the approval or ratification of the transaction, but may, if so requested by the Chair of the Nominating and Governance Committee, participate in all or some of the Nominating and Governance Committee's discussions of the transaction.

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FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP acts as Vista Outdoor's independent registered public accounting firm and also provides certain other services to the Company.
Annually, the Audit Committee reviews and pre-approves the audit services to be provided by our independent registered public accounting firm (independent auditors) for the fiscal year, including the financial plan for the audit fees and services. The Audit Committee also is responsible for the audit fee negotiations associated with the retention of the independent auditors. In addition, the Audit Committee annually provides pre-approval for designated types of services that may be provided by the independent auditors without obtaining specific pre-approval from the Audit Committee, subject to an annual dollar limitation and other terms specified by the Committee in its pre-approval policy. In accordance with the pre-approval policy, the Company's Chief Financial Officer reports to the Audit Committee at each regular meeting of the Committee the specific services provided by the independent auditor and the dollar amounts of fees paid for such services since the last Committee meeting. Any other service to be provided by the independent auditor requires specific pre-approval by the Audit Committee. As part of its pre-approval policy, the Audit Committee considers whether the provision of any proposed non-audit services is consistent with auditor independence. The Audit Committee has delegated to the Chair of the Committee the authority to grant pre-approvals. Any pre-approval granted by the Chair of the Audit Committee is presented to the full Committee at its next scheduled meeting.
The following table sets forth the amount of audit fees, audit-related fees, tax fees, and all other fees billed for services by Deloitte & Touche LLP for fiscal years 2020 and 2019. All fees were pre-approved by the Audit Committee or the Chair of the Audit Committee of the Company.

	Fiscal Year Ended 3/31/2020	Fiscal Year Ended 3/31/2019
Audit Fees	$1,890,277	$2,208,065
Audit-Related Fees	—	320,754
Tax Fees	25,335	31,330
All Other Fees	5,000	—
Total Fees	$1,920,612	$2,560,149
The Audit Fees billed or to be billed for the fiscal year ended March 31, 2020 and March 31, 2019 were for professional services rendered for audits of the Company's annual consolidated financial statements and reviews of the Company's quarterly financial statements.
The Audit-Related Fees billed in the fiscal year ended March 31, 2019 were primarily for procedures performed in conjunction with the Company's due diligence related to divestitures.
The Tax Fees billed in each of the fiscal years ended March 31, 2020 and March 31, 2019 were for services related to tax compliance, tax advice and tax planning.
All Other Fees in the fiscal year ended March 31, 2020 were for a subscription to Deloitte’s technical accounting research tool.

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FUTURE STOCKHOLDER PROPOSALS
Stockholder Proposals Intended to be Included in Our Proxy Statement; Voting on Proxy Statement Proposals
If you would like to submit a proposal for the Company to include in the proxy statement for its 2021 annual meeting of stockholders, you must comply with Rule 14a-8 under the Exchange Act. You must also ensure that the Company receives your proposal at its executive offices (sent c/o Corporate Secretary) by February 19, 2021. Any stockholder proposal included in the Company's proxy statement will also be included on its form of proxy so that stockholders can indicate how they wish to vote their shares on the proposal.
Stockholder Director Nominations
If you would like to recommend a person for consideration as a nominee for election as a director at our 2021 annual meeting of stockholders, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that the Company receive your nomination at its executive offices (sent c/o Corporate Secretary) no earlier than April 6, 2021, and no later than May 6, 2021. Additional information regarding the consideration of stockholder recommendations for nominees to the Board can be found in this proxy statement under the heading "Corporate Governance—Director Qualifications and Selection Process."
Other Stockholder Proposals; Discretionary Voting on Other Stockholder Proposals
If you would like to present a proposal at our 2021 annual meeting of stockholders without including it in the Company's proxy statement, you must comply with the advance notice provisions of the Company's Amended and Restated Bylaws. These provisions require that the Company receive your proposal at its executive offices (sent c/o Corporate Secretary) no earlier than April 6, 2021, and no later than May 6, 2021. If the Company receives an eligible proposal that is not included in its proxy statement, the persons named in the Company's proxy for the 2021 annual meeting of stockholders will have discretionary authority to vote on the proposal using their best judgment, subject to the provisions of Rule 14a-4(c) under the Exchange Act.
General Information
If the presiding officer at the 2021 annual meeting of stockholders determines that a stockholder proposal or stockholder director nomination was not submitted in compliance with the advance notice provisions of the Company's Amended and Restated Bylaws, the proposal or nomination will be ruled out of order and not acted upon.
The above information is only a summary of some of the requirements of the advance notice provisions of the Company's Amended and Restated Bylaws. If you would like to receive a copy of the provisions of the Company's Amended and Restated Bylaws setting forth all of these requirements, you should write to the Company's executive offices, c/o Corporate Secretary.
ANNUAL REPORT ON FORM 10-K
Vista Outdoor's Annual Report on Form 10-K for the fiscal year ended March 31, 2020, will be provided upon written request by any stockholder at no cost. The request should be submitted to Vista Outdoor, c/o Corporate Secretary, 1 Vista Way, Anoka, MN 55303. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction.
You can also obtain a copy of our Annual Report on Form 10-K, as well as other filings we make with the SEC, on our website at www.vistaoutdoor.com or on the SEC's website at www.sec.gov.

By Order of the Board of Directors,

Dylan S. Ramsey Corporate Secretary
June 19, 2020

A-1
Annex A

VISTA OUTDOOR INC.
2020 STOCK INCENTIVE PLAN

Section 1.    Purpose of the Plan.

The purpose of the Vista Outdoor Inc. 2020 Stock Incentive Plan (hereinafter called the "Plan") is to aid the Company in recruiting and retaining employees, officers, consultants and non-employee Directors capable of assuring the future success of the Company through the grant of Awards to such persons under the Plan. The Company expects that Awards of stock‑based compensation and opportunities for stock ownership in the Company will provide incentives to Plan participants to exert their best efforts for the success of the Company’s business and thereby align the interests of Plan participants with those of the Company’s stockholders.

Section 2.    Definitions.

The following capitalized terms used in the Plan have the meanings set forth in this Section:

(a)    “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)    “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock-Based Award granted under the Plan.

(c)    “Award Agreement” means any written or electronic agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f)    “Committee” means the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan.

(g)    “Company” means Vista Outdoor Inc., a Delaware corporation.

(h)    “Director” means a member of the Board.

(i)    “Dividend Equivalent” means any right granted under Section 6(d) of the Plan.

(j)    “Eligible Person” means any employee, officer, consultant or non-employee Director of the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(k)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)    “Fair Market Value” means, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.  Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the New York Stock Exchange as reported in the consolidated transaction reporting system on such date or, if such Exchange is not open for trading on such date, on the most recent preceding date when such Exchange is open for trading.

(m)    “Incentive Stock Option” means an option granted under Section 6(a) of the Plan that is intended to meet the rules and requirements of Section 422 of the Code or any successor provision.

(n)    “Non-Qualified Stock Option” means an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o)    “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(p)    “Other Stock-Based Award” means any right granted under Section 6(g) of the Plan.

(q)    “Participant” means an Eligible Person who is designated by the Committee to be granted an Award under the Plan.

(r)    “Performance Award” means any right granted under Section 6(e) of the Plan.

(s)    “Performance Goal” means a measurable performance goal or goals providing for a targeted level or levels of achievement using one or more of the following measures, or such other measures as determined by the Committee (including individual Participant performance goals), in its sole discretion: (i) sales or revenues (including, without limitation, sales or revenue growth); (ii) gross profit; (iii) income before interest and taxes; (iv) income before interest, taxes, depreciation and amortization; (v) net income; (vi) net income from operations; (vii) operating results excluding pension mark-to-market; (viii) earnings per Share; (ix) return measures (including, without limitation, return on assets, capital, invested capital, equity, sales or revenues); (x) productivity ratios; (xi) expense or cost reduction measures; (xii) margins; (xiii) operating efficiency; (xiv) market share; (xv) orders; (xvi) customer satisfaction; (xvii) working capital targets; (xviii) budget comparisons; (xix) implementation or completion of specified projects or processes; (xx) the formation of joint ventures, establishment of research or development collaborations or the completion of other transactions; (xxi) cash flow (including, without limitation, operating cash flow, free cash flow and cash flow return on equity); (xxii) Share price (including, without limitation, growth in Share price and total stockholder return); (xxiii) profitability of an identifiable business unit or product; (xxiv) economic profit or economic value added; (xxv) cash value added; or (xxvi) any other objective or subjective criteria as established by the Committee. The foregoing measures may relate to the Company, one or more of its subsidiaries or one or more of its divisions or units, or any combination of the foregoing, and may be applied on an absolute basis and/or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee shall determine.  Performance goals shall be pre-established in writing by the Committee, and achievement thereof certified in writing prior to payment of the Award. The Committee may specify that the achievement of the Performance Goals will be calculated without regard to the negative or positive effect of certain events, including, without limitation, any of the following events: charges for extraordinary items and other unusual or non-recurring items of loss or gain; asset impairments; litigation or claim judgments or settlements; changes in the Code or tax rates; changes in accounting principles; changes in other laws, regulations or other provisions affecting reported results; charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities; gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt; and foreign currency exchange gains or losses.

(t)    “Person” means any individual, corporation, partnership, association or trust.

(u)    “Plan” means this Vista Outdoor Inc. 2020 Stock Incentive Plan, as amended from time to time.

(v)    “Prior Plans” means the Vista Outdoor Inc. 2014 Stock Incentive Plan, as amended, and any other predecessor plans under which awards are outstanding.

(w)    “Restricted Stock” means any Share granted under Section 6(c) of the Plan.

(x)    “Restricted Stock Unit” means any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)    “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

(z)    “Shares” means shares of common stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(aa)    “Stock Appreciation Right” means any right granted under Section 6(b) of the Plan.

(bb)    “Stock Award” means any Share granted under Section 6(f) of the Plan.

Section 3.    Administration.

(a)    Power and Authority of the Committee. The Plan shall be administered by the Committee.  Except as otherwise determined by the Board, the Committee (i) shall be comprised of not fewer than two directors, (ii) shall meet any applicable requirements under Rule 16b-3, including any requirement that the Committee consist of “Non-Employee Directors” (as defined in Rule 16b 3), and (iii) shall meet any applicable requirements of any stock exchange or other market quotation system on which the Shares are listed. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise provided in Section 4(c) hereof or in connection with a Change in Control, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights or purchase rights previously awarded to any Participant, whether through amendment, cancellation and replacement grant, exchange for cash or any other Awards, or any other means; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable to a Participant with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b)    Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act.

(c)    Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4.    Shares Available for Awards.

(a)    Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be equal to the sum of (i) 1,600,000 and (ii) the number of Shares available under the 2014 Stock Incentive Plan immediately prior to stockholder approval of the Plan, subject to the counting, adjustment and substitution provisions of the Plan.  On and after the effective date of the Plan (as provided in Section 11), no new awards may be granted under the Company’s 2014 Stock Incentive Plan or any other Prior Plan, it being understood that (i) awards outstanding under any Prior Plans as of the effective date shall remain in full force and effect under such plans according to their respective terms, and (ii) to the extent that any such award granted under the Prior Plans are forfeited, terminated, cancelled, expired or lapsed without being exercised (to the extent applicable), or settled for cash, the Shares subject to such award not delivered as a result thereof shall again be available for Awards under this Plan, Shares to be issued under the Plan will be authorized but unissued Shares or Shares that have been reacquired by the Company and designated as treasury shares.  Shares that are subject to Awards that terminate, lapse, expire or are cancelled or forfeited shall be available again for grant under the Plan.

Shares that are tendered by a Participant or withheld by the Company as full or partial payment to the Company of the purchase or exercise price relating to an Award or to satisfy tax withholding obligations relating to an Award shall not be available for future grants under the Plan.  In addition, if Stock Appreciation Rights are settled in Shares upon exercise, the gross number of Shares subject to the Award (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan.  If the exercise price of an Option under the Plan is paid in Shares, then the gross number of Shares for which the Option is exercised (rather than the net number of Shares issued upon exercise) shall be counted against the number of Shares authorized under the Plan. Shares purchased on the open market with the cash proceeds from the exercise of Options shall not be added back to the number of Shares authorized for issuance under the Plan and shall not be available for grant under the Plan.  Notwithstanding the foregoing, any Award or portion of an Award that, in accordance with the terms of the applicable Award Agreement, is payable only in cash or is actually settled in cash shall not be counted against the number of Shares authorized under the Plan.

(b)    Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates, measured at target in the case of performance-based Awards, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan, subject to adjustment as required under Section 4(a); upon vesting of an Award, the aggregate number of Shares available for grants under the Plan shall be appropriately adjusted to reflect the final number of Shares actually issued with respect to such Award.

(c)    Adjustments.  In the event that an equity restructuring, as defined as a nonreciprocal transaction between the Company and its stockholders that causes the per-share fair value of the Shares underlying an Option or similar Award to change (e.g., stock dividend, stock split, spinoff, extraordinary cash dividend, etc.), has occurred, the Committee shall make an equitable adjustment to (i) the number and type of Shares (or other securities) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award, and (iv) performance goals.

In the event that the Committee shall determine that an event other than an equity restructuring, as defined above, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase or exercise price with respect to any Award, and (iv) any performance goals.

It is intended that any adjustments contemplated by the preceding two paragraphs be done in a manner consistent with Section 409A of the Code and (where applicable) Section 424 of the Code.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

(d)    Award Limitations Under the Plan.

(i)    Limitation on Awards Granted to Non-Employee Directors.  The maximum value of Shares subject to Awards granted during a single fiscal year to any non-employee director, calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes, taken together with any cash fees paid during the fiscal year to the non-employee director, in respect of the Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not exceed $500,000 in total value.

(ii)    Limitation on Incentive Stock Options. The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed (A) 1,600,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision, plus (B) any amounts previously approved for granting of Incentive Stock Options under the 2014 Plan and available as of the effective date of the Plan, subject to adjustment as provided herein.

(iii)    Minimum Vesting Period. Notwithstanding any other provision of the Plan to the contrary, Awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the Award is granted; provided, that the following Awards shall not be subject to the foregoing minimum vesting requirement: any (i) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to non-employee directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders, and (iv) any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4(a) (subject to adjustment under Section 4(c)); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, separation from service, death, Disability or a Change in Control, in the terms of the Award Agreement or otherwise.

Section 5.    Eligibility.

Any Eligible Person may be designated to be a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services provided by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.    Awards.

(a)    Options.  The Committee may grant Options with the following terms and conditions and with such additional terms and conditions consistent with the provisions of the Plan as the Committee shall determine:

(i)    Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)    Option Term.  The term of each Option shall be fixed by the Committee but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option or Stock Appreciation Right (x) the exercise of such Award is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the term of the Option and Stock Appreciation Right shall be extended but not beyond a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement and provided further that no extension will be made if the exercise price of such Option or Stock Appreciation Right at the date the initial term would otherwise expire is above the Fair Market Value.

(iii)    Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(b)    Stock Appreciation Rights.  The Committee may grant Stock Appreciation Rights subject to the terms of the Plan and such additional terms and conditions consistent with the provisions of the Plan as the Committee shall determine.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(c)    Restricted Stock and Restricted Stock Units.  The Committee may grant Awards of Restricted Stock and Restricted Stock Units with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)    Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of

Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate; provided, however, in no event will any dividends or dividend equivalents be paid until the vesting of the underlying Restricted Stock or Restricted Stock Units.  Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards, including, in the event of the Participant’s death, disability, retirement, separation from service or in connection with a Change in Control.

(ii)    Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)    Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d)    Dividend Equivalents.  The Committee may grant Dividend Equivalents under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of any cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine, provided, however, in no event will any dividend equivalents be paid until the vesting of the underlying Award.  In no event shall Dividend Equivalents be granted with respect to Options, Stock Appreciation Rights or other purchase rights.

(e)    Performance Awards.  The Committee may grant Performance Awards denominated in Shares that may be settled or payable in Shares (including, without limitation, Restricted Stock or Restricted Stock Units) or cash. The Committee may also grant Performance Awards denominated in cash that may be settled or payable in cash or equivalent Shares (including, without limitation, Restricted Stock or Restricted Stock Units). Performance Awards shall be conditioned on the achievement of one or more Performance Goals, and such Performance Goals shall be pre-established by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award, and any other terms and conditions of any Performance Award shall be determined by the Committee.  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards.

(f)    Other Stock-Based Awards.  The Committee may grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, stock awards and securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan.  The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement.  To the extent Shares or other securities are delivered pursuant to a purchase right granted under this Section 6(f), such Shares or securities shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted.

(g)    General.

(i)    Consideration for Awards.  Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)    Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Subject to the terms of the Plan, Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)    Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividends or Dividend Equivalents with respect to installment or deferred payments.

(iv)    Term of Awards.  The term of each Award shall be for a period not longer than 10 years from the date of grant.

(v)    Limits on Transfer of Awards.  No Award and no right under any such Award shall be transferable by a Participant other than (1) by will or by the laws of descent and distribution or (2) by transfer of an Award back to the Company, including a transfer of an Award (but not any Stock Options, Stock Appreciation Rights, purchase rights or Restricted Stock not constituting a Performance Award) to the Company in connection with a deferral election under a Company deferred compensation plan. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.  Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)    Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

Section 7.    Change in Control.

For purposes of the Plan, “Change in Control” means any of the following, unless otherwise provided in an Award Agreement:

(a)    during any period of 24 consecutive calendar months, individuals who were directors of the Company on the first day of such period (the “Incumbent Directors”) cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination for election, by the Company’s stockholders was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding, for purposes of this proviso, any such individual whose initial assumption of office occurs as a result of an actual or threatened proxy contest with respect to election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person (as used in Section 13(d) of the Exchange Act), in each case other than the Board;

(b)    the consummation of (i) a merger, consolidation, statutory share exchange or similar form of corporate transaction involving (x) the Company or (y) any of its subsidiaries, but in the case of this clause (y) only if the voting power of the securities eligible to vote for the election of the Board (“Company Voting Securities”) are issued or issuable (each of the events referred to in this clause (i) being hereinafter referred to as a “Reorganization”) or (ii) the sale or other disposition of all or substantially all the assets of the Company to an entity that is not an Affiliate (a “Sale”), in each case, if such Reorganization or Sale requires the approval of the Company’s stockholders under the law of the Company’s jurisdiction of organization (whether such approval is required for such Reorganization or Sale or for the issuance of securities of the Company in such Reorganization or Sale), unless, immediately following such Reorganization or Sale, (A) all or substantially all the persons (as used in Section 13(d) of the Exchange Act) who were the beneficial owners of the Company Voting Securities outstanding immediately prior to the consummation of such Reorganization or Sale continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization or Sale (including a corporation or other entity that, as a result of such transaction, owns the Company or all or substantially all the Company’s assets either directly or through one or more subsidiaries) (the “Continuing Company”) in substantially the same proportions as their ownership, immediately prior to the consummation of such Reorganization or Sale, of the outstanding Company Voting Securities (excluding, for such purposes, any outstanding voting securities of the Continuing Company that such beneficial owners hold immediately following the consummation of the Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization or Sale other than the Company), (B) no person (as used in Section 13(d) of the Exchange Act, excluding any employee benefit plan (or related trust) sponsored or maintained by the Continuing Company or any entity controlled by the Continuing Company) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of the Continuing Company and (C) at least 50% of the members of the board of directors of the Continuing Company were Incumbent Directors at the time of the execution of the definitive agreement providing for such Reorganization or Sale or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization or Sale;

(c)    the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(d)    any person (as used in Section 13(d) of the Exchange Act), corporation or other entity or “group” (as used in Section 13(d) of the Exchange Act, other than (i) the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate or (iii) any entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the voting power of the Company Voting Securities) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company Voting Securities; provided, however, that for purposes of this subparagraph (d), the following acquisitions shall not constitute a Change in Control:(w) any acquisition directly from the Company, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate (y) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities or any acquisition by a pledgee of Company Voting Securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (z) any acquisition pursuant to a Reorganization or Sale that does not constitute a Change in Control for purposes of subparagraph (b) above.

Unless otherwise provided in an Award Agreement, upon a Change in Control prior to the end of the applicable vesting period of an Award, any such Award shall remain outstanding and shall continue to be subject to the vesting and other restrictions in accordance with its terms, without regard to the occurrence of such Change in Control; provided, however, that if the continuing or surviving company following such Change in Control does not assume or substitute an outstanding Award for a substantially equivalent award (including, without limitation, with respect to vesting schedule and intrinsic value as of the Change in Control), as determined by the Committee, the restrictions with respect to any outstanding unvested Award shall vest immediately prior to such Change in Control. If, during the two-year period following a Change in Control, a Participant’s employment is terminated by the Company without Cause or, in the case of an Executive Officer of the Company or a participant in the Company’s Income Security Plan (“ISP”) or any successor, such Participant terminates employment for Good Reason, then the restrictions with respect to any outstanding Award shall, subject to any conditions provided in the Award Agreement, lapse upon such termination of employment; provided, further, that if the Participant is also a participant in the ISP or any successor or is a party to an Employment Agreement, the terms of vesting of an Award in the event of a Change in Control shall be governed by the provisions of the ISP or the Participant’s Employment Agreement, as applicable. Notwithstanding the foregoing, for any Award that constitutes non-qualified deferred compensation within the meaning of Section 409A of the Code, a Change in Control shall not constitute a settlement or distribution event with respect to such Award or an event that otherwise changes the timing of settlement or distribution of such Award, unless the Change in Control also constitutes a “change in ownership” of the Company, a “change in effective control” of the Company or a “change in the ownership of a substantial portion of the assets” of the Company, in each case, as defined under Section 409A of the Code (a “Section 409A CIC”); provided, however, that whether or not a Change in Control is a Section 409A CIC, such Change in Control may result in the accelerated vesting of such Award as provided by the Award Agreement, this Plan, any Award Agreement or otherwise by the Committee.

For purposes of the preceding paragraph, “Cause” means the occurrence of any of the following: (a) the Participant willfully and continually fails to substantially perform his duties of employment (other than because of a mental or physical impairment) for a period of at least 30 days after being given notice of such failure; (b) the Participant (i) engages in any act of dishonesty, wrongdoing or moral turpitude (whether or not a felony) or (ii) violates the Company’s code of conduct or a Company policy, which violation has an adverse effect upon the Company; (c) the Participant breaches his duty of loyalty; or (d) the Participant breaches any of the restrictive covenants contained within an Award Agreement. For purposes of this definition, no act or failure to act on the part of the Participant shall be considered “willful” unless it is done, or omitted to be done, by the Participant in bad faith or without reasonable belief that his action or omission was in the best interests of the Company. For purposes of the preceding paragraph, “Good Reason” means, without the Participant’s express written consent, the occurrence of any one or more of the following: (a) a material reduction of the Participant’s authorities, duties or responsibilities as in effect immediately prior to the Change in Control; (b) a material reduction in the Participant’s annual base salary in effect immediately prior to the Change in Control other than a general reduction in base salary that affects all similarly situated employees in substantially the same proportions; (c) the failure of the Company to continue in effect, or the failure to continue the Participant’s participation on substantially the same basis in, any annual incentive plan, long-term cash incentive plan or equity compensation plan in which he participated immediately prior to the Change in Control, which results in a material reduction in his total compensation; or (d) a relocation of the Participant’s principal place of employment by more than 50 miles from his principal job location immediately prior to the Change in Control. Good Reason shall not exist until and unless the Participant has provided written notice to the Company of the existence of the circumstances providing grounds for termination for Good Reason within 90 days of the initial existence of such grounds and the Company has had 30 days from the date on which such notice is provided to cure such circumstances, if curable (the “Cure Period”). If the Participant does not terminate his employment for Good Reason within a reasonable period of time, not to exceed three months after the end of the Cure Period, then he will be deemed to have waived his right to terminate for Good Reason with respect to such grounds.

Section 8.    Amendment and Termination; Corrections.

(a)    Amendments to the Plan.  The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan, provided that no such action may materially adversely affect the rights of the holder of an outstanding Award without the consent of the Participant; provided, further, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)    requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the New York Stock Exchange, any other securities exchange or the Financial Industry Regulatory Authority, Inc. that are applicable to the Company;

(ii)    increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan (other than pursuant to Section 4(c));

(iii)    permits repricing, cancellation and replacement, or exchange of Options, Stock Appreciation Rights or purchase rights which are prohibited by Section 3(a)(v) of the Plan; or

(v)    permits the award of Options, Stock Appreciation Rights or purchase rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option, Stock Appreciation Right or purchase right, contrary to the provisions of Sections 6(a)(i), 6(b) and 6(f) of the Plan.

(b)    Amendments to Awards.  Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may materially adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.

(c)    Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 9.    Tax Withholding.

The Company may take such action as it deems appropriate to withhold or collect from a Participant the applicable federal, state, local or foreign payroll, withholding, income or other taxes that are required to be withheld or collected by the Company upon the grant, exercise, vesting or payment of an Award.  The Committee may require the Company to withhold Shares having a Fair Market Value equal to the amount necessary to satisfy up to the Company’s maximum statutory withholding requirements upon the grant, exercise, vesting or payment of an Award from Shares that otherwise would have been delivered to a Participant.  The Committee may, subject to any terms and conditions that the Committee may adopt, permit a Participant to elect to pay all or a portion, up to the maximum statutory rate, of taxes by (a) having the Company withhold Shares otherwise to be delivered upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes, (b) delivering to the Company Shares other than Shares issuable upon the grant, exercise, vesting or payment of an Award with a Fair Market Value equal to the amount of such taxes or (c) paying cash.  Any such election must be made on or before the date that the amount of tax to be withheld is determined. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to such Participant. If a Participant makes a disposition of Shares acquired upon the exercise of an Incentive Stock Option within the applicable disqualifying period, the Participant shall promptly notify the Company and the Company shall have the right to require the Participant to pay to the Company an amount sufficient to satisfy any tax withholding requirements. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Shares.

Section 10.    General Provisions.

(a)    No Rights to Awards.  No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)    Award Agreements.  No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)    No Rights of Stockholders.  Except with respect to Restricted Stock and (if applicable), Stock Awards or Other Stock-Based Awards constituting Shares, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.

(d)    No Limit on Other Compensation Plans or Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements.

(e)    No Right to Employment or Directorship.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause or the Company and its stockholders with respect to the election, appointment or removal of directors.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(f)    Company Policies.  All Awards granted under the Plan shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Company from time to time.

(g)    Governing Law.  The internal law, and not the law of conflicts, of the State of Delaware, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.  In addition, it is the intent of the Company that the Plan and applicable Awards under the Plan comply with the applicable provisions of Section 422 of the Code.  To the extent that any legal requirement of Section 16 of the Exchange Act or Section 422 of the Code ceases to be required under Section 16 of the Exchange Act or Section 422 of the Code, that Plan provision shall cease to apply.

(h)    Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)    No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)    Securities Matters.  The Company shall not be required to deliver any Shares until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(k)    No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)    Compliance with Code Section 409A.  The Plan is intended to comply with the requirements of Section 409A of the Code, to the extent applicable.  All Award Agreements shall be construed and administered such that the Award either (i) qualifies for an exemption from the requirements of Section 409A of the Code or (ii) satisfies the requirements of Section 409A of the Code. If an Award is subject to Section 409A of the Code, (I) payment, distribution or settlement, as applicable, shall only be made in a manner and upon an event permitted under Section 409A of the Code, (II) payment, distribution or settlement, as applicable, to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code, and (III) in no event shall a Participant, directly or indirectly, designate the calendar year in which a payment, distribution or settlement, as applicable, is made except in accordance with Section 409A of the Code.  Notwithstanding anything in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee,” within the meaning of Section 409A of the Code and as determined under the Company’s policy for determining specified employees, on the date of his or her “separation from service”, within the meaning of Section 409A of the Code, the distribution, payment or settlement, as applicable, of all of Participant’s Awards that are both (i) subject to Section 409A of the Code and (ii) distributable, payable or settleable, as appropriate, on account of a separation from service, shall be postponed for six months following the date of the Participant’s separation from service. If a distribution, payment or settlement, as applicable, is delayed pursuant to this paragraph, the distribution, payment or settlement, as applicable, shall be made within the 30-day period following the first business day of the seventh month following the Participant’s separation from service; provided that if the Participant dies during such six-month period, any postponed amounts shall be paid within 90 days of the Participant’s death. This distribution, payment or settlement, as applicable, shall include the cumulative amount of any amount that could not be paid or provided during such period.  To the extent that any provision of the Plan or an Award Agreement would cause a conflict with the requirements of Section 409A of the Code, or would cause the administration of the Plan or an Award to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed amended to the extent practicable to avoid adverse tax consequences under Section 409A of the Code for the Participant (including his or her beneficiaries).  Notwithstanding any provision in this Plan to the contrary, neither the Company nor the Committee shall have any liability to any person in the event such Section 409A of the Code applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries.

(m)    Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 11.    Effective Date and Term of the Plan.

The Plan shall be effective on August 4, 2020, subject to its approval by the stockholders of the Company. No Award may be granted under the Plan after August 3, 2030. Awards granted on or prior to August 3, 2030 shall remain outstanding in accordance with this Plan and their respective terms and the Committee shall retain authority with respect thereto.

Annex B - Reconciliation of Certain non-GAAP Financial Measures

The earnings before interest and income tax ("EBIT") and free cash flow results presented below and in this Proxy Statement in connection with the discussion of fiscal year 2020 annual incentive plan achievement are non-GAAP financial measures.

Vista Outdoor defined fiscal year 2020 EBIT for annual and long-term incentive plan purposes as earnings before interest and income tax excluding, where applicable, the results of our Firearms business unit, which was divested in the second quarter of fiscal year 2020, as well as certain other adjustments approved by the MDCC and listed below. For comparison, a calculation of fiscal year 2019 EBIT, prepared using the same adjustments, as well as adjustments to exclude results from our Firearms business unit and from our Eyewear business unit, which was divested in the second quarter of fiscal year 2019, has also been presented.
Vista Outdoor defined fiscal year 2020 free cash flow as cash provided from operations less capital expenditures, subject to the same adjustment factors approved by the MDCC for purposes of calculating fiscal year 2020 EBIT, where applicable. For comparison, a calculation of fiscal year 2019 free cash flow, prepared using the same adjustments, as well as adjustments to exclude results from our Firearms and Eyewear business units, has also been presented.
Vista Outdoor management is presenting these measures because they are used by the MDCC to measure performance under the Company's annual incentive plan and performance-based long term incentive plan, and because Vista Outdoor management believes that these measures provide investors with an important perspective on the operating results of the Company. Vista Outdoor's Board of Directors and management use these measures to assess business performance against the goals of our strategic transformation plan, as described in this Proxy Statement. Vista Outdoor’s definition may differ from those used by other companies.

	FY2019		FY2020
	EBIT	Free Cash Flow	EBIT	Free Cash Flow
GAAP Reported Results	$(617.1)	$55.2(*)	$(132.2)	$52.6(*)
(i) charges for extraordinary items and other unusual or non-recurring items of loss or gain
(ii) asset impairments	$536.6	—	$159.1	$(0.7)
(iii) litigation or claim judgments or settlements
(iv) changes in the Internal Revenue Code or tax rates
(v) changes in accounting principles
(vi) changes in other laws, regulations or other provisions affecting reported results
(vii) charges relating to restructurings, discontinued operations, severance and contract termination and other costs incurred in rationalizing certain business activities	$48.4	$20.8	$7.8	$4.5

(viii) gains or losses from the acquisition or disposition of businesses or assets or from the early extinguishment of debt	$92.9	$3.3	$11.5	$2.4

(ix) foreign currency exchange gains or losses
(x) Adjustments for divested business units	$(29)	$(17.8)	$(1.4)	$7.6

Total Adjustments	$648.9	$6.3	$177	$13.8

Pro Forma Adjusted Results for Incentive Plan Purposes	$31.8	$61.6	$44.8	$66.4

(*) Reported Free Cash Flow defined as GAAP cash provided from operations less capital expenditures.

B - 1

VISTA
OUTDOOR

VISTA OUTDOOR INC
1 VISTA WAY
ANOKA, MN 55303

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/VSTO2020**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time one day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D19893-P41598 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

VISTA OUTDOOR INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. Tig H. Krekel	☐	☐	☐
1b. Gary L. McArthur	☐	☐	☐
1c. Mark A. Gottfredson	☐	☐	☐
1d. Christopher T. Metz	☐	☐	☐
1e. Michael D. Robinson	☐	☐	☐
1f. Frances P. Philip	☐	☐	☐
1g. Lynn M. Utter	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 2.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Compensation of Vista Outdoor's Named Executive Officers	☐	☐	☐

The Board of Directors recommends you vote FOR proposal 3.	**For**	**Against**	**Abstain**
3. Ratification of the Appointment of Vista Outdoor's Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2021	☐	☐	☐
The Board of Directors recommends you vote FOR proposal 4.			
4. Approve the 2020 Stock Incentive Plan	☐	☐	☐

NOTE: If you vote your proxy through the Internet or by telephone, you do NOT need to mail back your proxy card. If you are located outside the United States, the delivery of your Proxy MUST be by INTERNET or MAIL.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

VISTA OUTDOOR

VISTA OUTDOOR INC.

Virtual Annual Meeting Site:	www.virtualshareholdermeeting.com/VSTO2020
Accessing the Virtual Annual Meeting:	To attend the virtual Annual Meeting online, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card (if you have requested printed proxy materials), or in the instructions provided by your bank, broker or other financial intermediary, if you hold the shares in "street name."
Stockholder Inquiries:	If you are a stockholder of record, send inquiries concerning transfer of shares, lost certificates or address changes to the Company's Transfer Agent/Registrar, Computershare, P.O. Box 30170, College Station, TX 77842-3170; send overnight correspondence to Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845 (telephone toll free: 1-866-395-6416; web site: https://www.computershare.com/investor)
Investor Relations:	Inquiries from stockholders, securities analysts and others in the professional investment community should be directed to Kelly Reisdorf, Vice President, Investor Relations, Vista Outdoor Inc., 1 Vista Way, Anoka, MN 55303 (telephone: 763-433-1028; e-mail: kelly.reisdorf@vistaoutdoor.com)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

D19894-P41598

VISTA OUTDOOR INC.

This Proxy is Solicited on Behalf of the Board of Directors

Christopher T. Metz, Sudhanshu Priyadarshi and Dylan S. Ramsey and each of them, are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, with full power of substitution to vote and otherwise act on behalf of the undersigned with all powers that the undersigned would have if personally present at the 2020 Annual Meeting, with respect to all shares of Common Stock, $.01 par value, of Vista Outdoor Inc. standing in the name of the undersigned on the Company's books at the close of business on June 11, 2020, at the Annual Meeting of Stockholders to be held at 9:00 A.M., CDT, on August 4, 2020 at www.virtualshareholdermeeting.com/VSTO2020, or at any adjournment(s) or postponement(s) thereof (the "2020 Annual Meeting"), as directed on the reverse side. The undersigned acknowledges receipt of the Notice of the Annual Meeting and Proxy Statement.

The powers hereby granted may be exercised by any of said attorneys or proxies or their substitutes present and acting at the above-described 2020 Annual Meeting or any adjournment(s) or postponement(s) thereof. The undersigned hereby revokes any and all proxies heretofore given by the undersigned to vote at said meeting.

The proxy holder is authorized to act, in accordance with his or her discretion, upon all matters incident to the conduct of the meeting and upon other matters that properly come before the 2020 Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. This proxy when properly executed will be voted in the manner directed herein. If no direction is made with respect to any proposal, this proxy will be voted FOR each of the nominees listed in Proposal 1, and FOR Proposals 2, 3 and 4.

Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

Continued and to be signed and dated on the reverse side